As filed with the Securities and Exchange Commission on May 1, 2002
                                                             File No. 333-19583
                                                             File No. 811-8015

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]
                                    Post-Effective Amendment No. 10         [ ]
                                                                 ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]
                              Amendment No. 8

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
                           (Exact Name of Registrant)

                         NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                               National Life Drive
                            Montpelier, Vermont 05604
              (Address of Depositor's Principal Executive Offices)

                 Depositor's Telephone Number: (800) 537-7003

                             D. Russell Morgan, Esq.
                           Assistant General Counsel
                         National Life Insurance Company
                               National Life Drive
                            Montpelier, Vermont 05604

               (Name and Address of Agent for Service of Process)

                                    Copy to:


                            Stephen E. Roth, Esquire
                          Sutherland Asbill & Brennan LLP
                    1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2404


       It is proposed that this filing will become effective:
          immediately upon filing pursuant to paragraph (b) of Rule 485
------
  X       on May 1, 2002 pursuant to paragraph (b) of Rule 485
------
          60 days after filing pursuant to paragraph (a) of Rule 485
------

          on May 1, 2001 pursuant to paragraph (a) of Rule 485
------

                            ---------------------

Title of Securities being registered: variable annuities issued by a separate account.

                      Sentinel Advantage Variable Annuity
                              P R O S P E C T U S
                               Dated May 1, 2002




-------------------------------------------------------------------------------
                National Life Insurance Company - Home Office:
       National Life Drive, Montpelier, Vermont 05604 - 1-800-537-7003
-------------------------------------------------------------------------------



         The Sentinel Advantage Contracts described in this prospectus are individual flexible premium variable annuity contracts supported by National Variable Annuity Account II (the "Variable Account"), a separate account of National Life Insurance Company ("National Life, "we, "our, or "us"). We allocate net Premium Payments to either the Variable Account, the Fixed Account, or the Guaranteed Accounts. The Variable Account is currently divided into 28 Subaccounts. Each Subaccount invests in shares of a corresponding underlying Fund option (each a "Fund") described below:




-----------------------------------------------------------------------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS           ALGER AMERICAN FUND              AMERICAN CENTURY VARIABLE        DREYFUS SOCIALLY
TRUST                                                                 PORTFOLIOS, INC.                 RESPONSIBLE GROWTH FUND,
                                                                                                       INC.
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK FUND                    GROWTH PORTFOLIO                 VP INCOME & GROWTH PORTFOLIO     SOCIALLY RESPONSIBLE GROWTH
MID CAP GROWTH FUND                  LEVERAGED ALLCAP PORTFOLIO       VP VALUE PORTFOLIO               FUND
SMALL COMPANY FUND                   SMALL CAPITALIZATION PORTFOLIO
GROWTH INDEX FUND
MONEY MARKET FUND

Managed by National Life             Managed by Fred Alger            Managed by American Century
Investment Management Company, Inc.  Management, Inc                  Investment Management, Inc.      Managed by The Dreyfus
                                                                                                       Corporation
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE          FIDELITY VARIABLE INSURANCE      INVESCO VARIABLE
PRODUCTS FUND                        PRODUCTS                         INVESTMENT FUNDS, INC.           J.P. MORGAN SERIES TRUST II
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY-INCOME PORTFOLIO              CONTRAFUND PORTFOLIO             VIF - DYNAMICS FUND              INTERNATIONAL OPPORTUNITIES
GROWTH PORTFOLIO                     INDEX 500 PORTFOLIO              VIF - HEALTH SCIENCES FUND            PORTFOLIO
HIGH INCOME PORTFOLIO                INVESTMENT GRADE BOND PORTFOLIO  VIF TECHNOLOGY FUND              SMALL COMPANY PORTFOLIO
OVERSEAS PORTFOLIO

                                                                      Managed by INVESCO Funds         Managed by J.P. Morgan
Managed by Fidelity Investments      Managed by Fidelity Investments  Group, Inc.                       Investment Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
MARKET STREET FUND                   NEUBERGER BERMAN ADVISERS        STRONG VARIABLE INSURANCE        STRONG OPPORTUNITY FUND II.
                                     MANAGEMENT TRUST                 FUNDS, INC.
-----------------------------------------------------------------------------------------------------------------------------------
BOND PORTFOLIO                       PARTNERS PORTFOLIO               MID CAP GROWTH FUND II           OPPORTUNITY FUND II
BALANCED PORTFOLIO

Managed by Market Street             Managed by Neuberger Berman      Managed by Strong Capital        Managed by Strong Capital
Investment Management Company        Management, Inc.                 Management, Inc.                 Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------





         This Prospectus provides you with the basic information you should know before investing. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 2002 containing further information about the Contracts and the Variable Account is filed with the Securities and Exchange Commission. You can obtain a copy without charge from National Life Insurance Company by calling 1-800-537-7003, by writing to National Life at the address above, or by accessing the SEC's website at http://www.sec.gov. You may also obtain prospectuses for each of the underlying Fund options identified above without charge by calling or writing to the same telephone number or address. This Prospectus must be accompanied by current prospectuses or profiles for the Funds.



         Investments in these contracts are not deposits or obligations of, and are not guaranteed or endorsed by, the adviser of any of the underlying funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. It may not be a good decision to purchase a Contract as a replacement for another type of variable annuity if you already own another flexible premium deferred variable annuity.

         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of the Prospectus. Any representation to the contrary is a criminal offense.



         The Statement of Additional Information, dated May 1, 2002, is incorporated herein by reference. The Table of Contents for the Statement of Additional Information appears on page 53 of the Prospectus.

                              TABLE OF CONTENTS


                                                                                 Page
  SUMMARY.........................................................................1
  SUMMARY OF CONTRACT EXPENSES....................................................4
  UNDERLYING FUND ANNUAL EXPENSES.................................................5
  ACCUMULATION UNIT VALUES........................................................8
  NATIONAL LIFE INSURANCE COMPANY, THE VARIABLE ACCOUNT, AND
       THE FUNDS..................................................................9
           National Life Insurance Company........................................9
           The Variable Account...................................................9
           Underlying Fund Options................................................9
           Other Information......................................................16
DETAILED DESCRIPTION OF CONTRACT PROVISIONS.......................................17
           Issuance of a Contract.................................................17
           Premium Payments.......................................................17
                    The Initial Premium Payment...................................17
                    Subsequent Premium Payments...................................17
                    Allocation of Net Premium Payments............................18
           Transfers..............................................................18
           Value of a Variable Account Accumulation Unit..........................19
                    Net Investment Factor.........................................19
           Determining the Contract Value.........................................20
           Annuitization..........................................................20
                    Maturity Date.................................................20
                    Election of Payment Options...................................20
                    Frequency and Amount of Annuity Payments......................20
           Annuitization - Variable Account.......................................21
                    Value of an Annuity Unit......................................21
                    Assumed Investment Rate.......................................21
           Annuitization - Fixed Account..........................................21
           Annuity Payment Options................................................22
           Stretch Annuity Payment Option.........................................
           Death of Owner.........................................................22
           Death of Annuitant Prior to the Annuitization Date.....................23
           Generation-Skipping Transfers..........................................23
           Ownership Provisions...................................................23
CHARGES AND DEDUCTIONS............................................................24
           Deductions from the Variable Account...................................25
           Contingent Deferred Sales Charge.......................................25
           Annual Contract Fee....................................................26
           Transfer Charge........................................................26
           Premium Taxes..........................................................27
           Charge for Optional Enhanced Death Benefit Rider.......................27
           Other Charges..........................................................27
CONTRACT RIGHTS AND PRIVILEGES....................................................27
           Free Look..............................................................27
           Loan Privilege -Tax Sheltered Annuities................................28
           Surrender and Withdrawal...............................................30
           Payments...............................................................31
           Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract......31
           Telephone Transaction Privilege........................................32
           Available Automated Fund Management Features...........................32
                      Dollar Cost Averaging.......................................32
                      Portfolio Rebalancing.......................................32
                      Systematic Withdrawals......................................33
           Contract Rights Under Certain Plans....................................34


                                                                                Page
THE FIXED ACCOUNT.................................................................34
           Minimum Guaranteed and Current Interest Rates..........................34
           Enhanced Fixed Account.................................................35
THE GUARANTEED ACCOUNTS
             Investments in the Guaranteed Accounts...............................
             Termination of a Guaranteed Account..................................
             Market Value Adjustment..............................................
             Other Matters Relevant to the Guaranteed Accounts....................
             Preserver Plus Program...............................................
OPTIONAL ENHANCED DEATH BENEFIT RIDER.............................................36
OPTIONAL ACCELERATED BENEFIT RIDERS...............................................
FEDERAL INCOME TAX CONSIDERATIONS.................................................37
           Taxation of Non-Qualified Contracts....................................37
           Taxation of Qualified Contracts........................................38
           Possible Tax Law Changes...............................................40
GENDER NEUTRALITY.................................................................40
VOTING RIGHTS.....................................................................40
CHANGES TO VARIABLE ACCOUNT.......................................................41
ADVERTISING.......................................................................41
           Yield..................................................................41
           Performance............................................................41
DISTRIBUTION OF THE CONTRACTS.....................................................48
INSURANCE MARKETPLACE STANDARDS ASSOCIATION.......................................49
FINANCIAL STATEMENTS..............................................................49
STATEMENTS AND REPORTS............................................................49
OWNER INQUIRIES...................................................................49
LEGAL PROCEEDINGS.................................................................49
GLOSSARY..........................................................................50
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION..........................53



This prosepectus does not constitute an offering in any jurisdiction in which such offering may not be legally made.

                                   SUMMARY

         This summary provides a brief description of some of the features and charges of the Contract. You will find more detailed information in the rest of this Prospectus, the Statement of Additional Information and the Contract. Please keep the Contract and its riders or endorsements, if any, together with the application. Together they are the entire agreement between you and us.

HOW DO I PURCHASE A CONTRACT?


         Generally, you may purchase a Contract if you are age 85 and younger (on an age on nearest birthday basis). See "Issuance of a Contract," page 17. The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts, and at least $1500 for Qualified Contracts. We may at our discretion permit initial Premium Payments lower than these minimums.


CAN I MAKE ADDITIONAL PREMIUM PAYMENTS?

         You may make additional Premium Payments at any time (except for Contracts purchased in Oregon and Massachusetts- see page 18 but must be at least $100 ($50 for IRA's). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent (see "Premium Payments," page 17).

HOW DOES THE "FREE LOOK" RIGHT TO EXAMINE THE CONTRACT WORK?

         To be sure that you are satisfied with the Contract, you have a ten day free look right to examine the Contract. Some states may require a longer period. Within ten days of the day you receive the Contract, you may return the Contract to our Home Office at the address shown on the cover page of this Prospectus. When we receive the Contract, we will void the Contract and refund the Contract Value plus any charges assessed when the Contract was issued, unless otherwise required by state and/or federal law. In the case of IRA's and Contracts issued in states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

WHAT IS THE PURPOSE OF THE VARIABLE ACCOUNT?


         The Variable Account is a separate investment account that consists of 28 Subaccounts. Amounts in the Variable Account will vary according to the investment performance of the Fund(s) in which your elected Subaccounts are invested. You may allocate Net Premium Payments among the Fixed Account, the Guaranteed Accounts and the 28 Subaccounts of the Variable Account. The assets of each Subaccount are invested in the corresponding portfolios of the Funds that are listed on the cover page of this Prospectus (see "The Variable Account" and "Underlying Fund Options," pages 9-16).



         We reserve the right to limit the number of Variable Account Subaccounts, other than the Sentinel Variable Products Trust Money Market Subaccount, used in a single Contract over the entire life of the Contract to 16 different Subaccounts.


         We cannot give any assurance that any Subaccount will achieve its investment objectives. You bear the entire investment risk on the value of your Contract which you allocate to the Variable Account. The value your Contract may be more or less than the premiums paid.

HOW DOES THE FIXED ACCOUNT WORK?

         You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account to the Fixed Account. Contract Value held in the Fixed Account will earn an effective annual interest rate of at least 3.0% (see "The Fixed Account", page 34).

HOW DO THE GUARANTEED ACCOUNTS WORK?

           You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account (or to a limited extent from the Fixed Account) to a Guaranteed Account with a duration of 3, 5, 7 or 10 years. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment, if the Contract Value remains in the Guaranteed Account for the specified period of time. If you surrender your Contract or withdraw or transfer Contract value out of a Guaranteed Account prior to the end of the specified period, a market value adjustment will be applied to such Contract Value surrendered, withdrawn or transferred. (see "The Guaranteed Accounts", page ).




WHEN WILL I RECEIVE PAYMENTS?

         After the Contract Value is transferred to a payment option, we will pay proceeds according to the Annuity Payment Option you select. If the Contract Value at the Annuitization Date is less than $3,500, the Contract Value may be distributed in one lump sum instead of annuity payments. If any annuity payment would be less than $100, we have the right to change the frequency of payments to intervals that will result in payments of at least $100. In no event will annuity payments be less frequent than annually (see "Annuitization - Frequency and Amount of Annuity Payments," page 20).

WHAT HAPPENS IF THE OWNER DIES BEFORE ANNUITIZATION?


         If (1) any Owner dies before the Contract Value is transferred to a payment option ("Annuitization");(2) the Enhanced Death Benefit Rider is not elected; and (3) the Owner (or the oldest of Joint Owners) purchased the Contract while he or she was younger than age 81, on an age on nearest birthday basis, we will pay the Beneficiary the greater of (a) the Contract Value, or (b) the Net Premium Payments made to the Contract (less all withdrawals, and less all outstanding loans and accrued interest). The amount paid will be reduced by premium tax charges, if any. For more information, see "Death of Owner," page 21.


WHAT HAPPENS IF THE ANNUITANT DIES BEFORE ANNUITIZATION?

         If the Annuitant (who is not an Owner) dies before the Contract Value is transferred to a payment option, we will pay the Beneficiary a Death Benefit equal to the Cash Surrender Value, unless the Owner selects another available option (see "Death of Annuitant Prior to the Annuitization Date," page 22).

CAN I MAKE A WITHDRAWAL FROM MY CONTRACT?


         You may withdraw part or all of the Cash Surrender Value at any time before the Contract is Annuitized (see "Surrender and Withdrawal," page 30). A Withdrawal or a surrender may result in federal income tax, including a federal penalty tax (see "Federal Income Tax Considerations," page __), and you may have to pay a surrender charge and/or (in the case of Contract Value allocated to a Guaranteed Account) a market value adjustment on the Withdrawal.


WHAT CHARGES WILL I PAY?

         Contingent Deferred Sales Charge: We do not deduct a sales charge from Premium Payments. However, if you surrender the Contract or make a Withdrawal, we will generally deduct from the Contract Value a Contingent Deferred Sales Charge not to exceed 7% of the lesser of the total of all Net Premium Payments made within 84 months prior to the date of the request to surrender or the amount surrendered (see "Contingent Deferred Sales Charge," page 25).


         Market Value Adjustment: We deduct, or add, a market value adjustment to any amount you surrender, withdraw, or transfer from a Guaranteed Account before its termination date (see "The Guaranteed Accounts, page ).


         Annual Contract Fee: We deduct an Annual Contract Fee of $30.00 payable on each Contract Anniversary as long as the Contract Value is less than $50,000 (see "Annual Contract Fee," page 26).

         Administration Charge: We also deduct an Administration Charge each day at an annual rate of 0.15% from the assets of the Variable Account (see "Deductions from the Variable Account," page 25).

         Mortality and Expense Risk Charge: We deduct a mortality and expense risk charge each day from the assets of the Variable Account at an annual rate of 1.25% (see "Deductions from the Variable Account," page 25).


         Charge for Optional Enhanced Death Benefit Rider: If elected, we deduct an annual charge of 0.20% of the Contract Value at the time of deduction for this option (see "Charge for Optional Enhanced Death Benefit Rider," page
27).


         Premium Taxes: If a governmental entity imposes premium taxes, we will make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax. Premium taxes may range up to 3.5% (see "Premium Taxes," page 27).


         Investment Management Fees and Fund Operating Expenses: Charges for investment management services and operating expenses are deducted daily from each portfolio of each Fund (see "Underlying Fund Annual Expenses," page 5, and the accompanying Fund prospectuses).

         We pay compensation to broker-dealers who sell the Contracts.  (See
"Distribution of Contracts," Page    ).


CAN I TRANSFER MY CONTRACT VALUE AMONG THE DIFFERENT INVESTMENT OPTIONS?

           You may transfer the Contract Value among the Subaccounts of the Variable Account, between the Variable Account and the Fixed Account (subject to specific limitations), and between the Guaranteed Accounts and either the Fixed Account (subject to specific limitations) or the Subaccounts of the Variable Account, by making a written transfer request. In the case of transfers out of a Guaranteed Account prior to its termination date, a market value adjustment will be applied. If you elect the telephone transaction privilege, you may make transfers by telephone. See "Transfers" page .



ARE THERE ANY OTHER CONTRACT PROVISIONS?

         For information concerning other important Contract provisions, see "Contract Rights and Privileges," page 27, and the remainder of this Prospectus.

HOW WILL THE CONTRACT BE TAXED?

         For a brief discussion of our current understanding of the federal tax laws concerning us and the Contract, see "Federal Income Tax
Considerations," page 37.

WHAT IF I HAVE QUESTIONS?

         We will be happy to answer your questions about the Contract or our procedures. Call or write to us at the phone number or address on the cover page. All inquiries should include the Contract number and the names of the Owner and the Annuitant.

         If you have questions concerning your investment strategies, please contact your registered representative.

                         SUMMARY OF CONTRACT EXPENSES


        The purpose of this Summary of Contract Expenses and Example is to assist you in understanding the various costs and expenses that will be borne directly or indirectly when investing in the Contract.


TRANSACTION EXPENSES

Sales Load Imposed on Purchases.........................................................................None
Premium Taxes     ......................................................................................See below(1)
Contingent Deferred Sales Charge  (as a percentage of Net Premium Payments surrendered or withdrawn)(2)
         Number of Completed Years from Date of Premium Payment
                           0............................................................................7%
                           1............................................................................6%
                           2............................................................................5%
                           3............................................................................4%
                           4............................................................................3%
                           5............................................................................2%
                           6............................................................................1%
                           7............................................................................0%

VARIABLE ACCOUNT ANNUAL EXPENSES (DEDUCTED DAILY AS A PERCENTAGE OF VARIABLE ACCOUNT CONTRACT VALUE)


Mortality and Expense Risk Charge.......................................................................1.25%
Administration Charge...................................................................................0.15%
                                                                                                        -----
Total Basic Variable Account Annual Percentage Expenses.................................................1.40%

ANNUAL CONTRACT FEE(3).................................................................................. $30

CHARGE FOR OPTIONAL ENHANCED DEATH BENEFIT RIDER(4).....................................................0.20% of Contract
                                                                                                        value at the time of
                                                                                                        deduction


(1) States may assess premium taxes on premiums paid under the Contract. Where National Life is required to pay this premium tax when a Premium Payment is made, it may deduct an amount equal to the amount of premium tax paid from the Premium Payment. National Life currently intends to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, a deduction will be made only upon Annuitization, death of the Owner, or surrender. See "Premium Taxes", page 27.

(2) Each Contract Year, the Owner may withdraw without a Contingent Deferred Sales Charge (CDSC) an amount equal to 15% of the Contract Value as of the most recent Contract Anniversary. In addition, any amount withdrawn in order for the Contract to meet minimum Distribution requirements under the Code shall be free of CDSC. Withdrawals may be restricted for Contracts issued pursuant to the terms of a Tax-Sheltered Annuity. This CDSC-free Withdrawal privilege does not apply in the case of full surrenders and is non-cumulative; that is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year; in addition, New Jersey and Washington do not permit this CDSC-free Withdrawal provision, in which case a different CDSC-free Withdrawal provision will apply (see "Contingent Deferred Sales Charge", page 25).

(3) The Annual Contract Fee is assessed only upon Contracts which as of the or applicable Contract Anniversary, have a Contract Value of less than $50,000 and is not assessed on Contract Anniversaries after the Annuitization Date.

(4) This charge, which applies to the Contract Value, is assessed only if the Owner has elected the Enhanced Death Benefit Rider. See "Optional Enhanced Death Benefit Rider", page 36.

UNDERLYING FUND ANNUAL EXPENSESA
(AS A PERCENTAGE OF UNDERLYING FUND AVERAGE NET ASSETS)



                                                                          Management              Other                Total
                                                                      Fee, after expense        Expenses,            Expenses,
                                                                         reimbursement        after expense        after expense
                                                                                              reimbursement        reimbursement

Sentinel Variable Products Trust
       Common Stock Fund                                                     0.21%                0.27%                0.48%
       Growth Index Fund                                                     0.00%                0.60%                0.60%
       Mid Cap Growth Fund                                                   0.36%                0.35%                0.71%
       Money Market Fund                                                     0.09%                0.31%                0.40%
       Small Company Fund                                                    0.13%                0.44%                0.57%
The Alger American Fund
       Alger American Growth Portfolio                                       0.75%                0.06%                0.81%
       Alger American Leveraged AllCap Portfolio                             0.85%                0.07%                0.92%
       Alger American Small Capitalization Portfolio                         0.85%                0.07%                0.92%
American Century Variable Portfolios, Inc.
       VP Income & Growth Portfolio                                          0.70%                0.00%                0.70%
       VP Value Portfolio(b)                                                 0.97%                0.00%                0.97%
The Dreyfus Socially Responsible Growth Fund, Inc.
       Initial Shares                                                        0.75%                0.03%                0.78% (c)
Fidelity Variable Insurance Products Fund
       Equity Income Portfolio                                               0.48%                0.09%                0.57%
       Growth Portfolio                                                      0.58%                0.07%                0.65%
       High Income Portfolio                                                 0.58%                0.12%                0.70%
       Overseas Portfolio                                                    0.73%                0.14%                0.87%
       Contrafund Portfolio                                                  0.58%                0.06%                0.64%
       Index 500 Portfolio                                                   0.24%                0.04%                0.28%
       Investment Grade Bond                                                 0.43%                0.11%                0.54%
INVESCO Variable Investment Funds, Inc.
       VIF - Dynamics Fund                                                   0.75%                0.33%                1.08%
       VIF - Health Sciences Fund                                            0.75%                0.31%                1.06%
       VIF - Technology Fund                                                 0.75%                0.32%                1.07%
J.P. Morgan Series Trust II
       JPMorgan International Opportunities Portfolio                        0.60%                0.60%                1.20%
       JPMorgan Small Company Portfolio                                      0.60%                0.55%                1.15%
Market Street Fund
       Bond Portfolio                                                        0.40%                0.28%                0.68%
       Balanced Portfolio                                                    0.55%                0.27%                0.82%
Neuberger Berman Advisers Management Trust
       Partners Portfolio                                                    0.82%                0.05%                0.87%
Strong Variable insurance Funds, Inc.
       Mid Cap Growth                                                        0.75                  0.44                 1.19
Strong Opportunity Fund II                                                   0.75                  0.35                 1.10


         (a) The Fund expenses shown above are assessed at the underlying Fund level and are not direct charges against Variable Account assets or reductions from Contract Values. These underlying Fund expenses are taken into consideration in computing each underlying Fund's net asset value, which is the share price used to calculate the unit values of the Variable Account. The management fees and other expenses are more fully described in the prospectuses for each individual underlying Fund. They are based on expenses actually incurred in the year ended December 31, 2001. The information relating to the underlying Fund expenses was provided by the underlying Fund and was not independently verified by National Life.

         (b) The fund has a stepped fee schedule, as assets increase the management fee generally decreases.

         (c) The figures in the above Expense Table are for the initial share class for the fiscal year ended December 31, 2001. Actual expenses in future years may be higher or lower than the figures given above.


         In the absence of any voluntary fee waivers or expense reimbursements, the Management Fees, Other Expenses, and Total Expenses of the Funds listed below would have been as follows:


                                                     Management             Other             Total Mutual
                                                        Fees               Expenses          Fund Expenses

SVPT Common Stock Fund                                 0.47%                0.27%                0.74%
SVPT Growth Index Fund                                 0.30%                2.00%                2.30%
SVPT Mid Cap Growth Fund                               0.49%                0.35%                0.84%
SVPT Money Market Fund                                 0.25%                0.31%                0.56%
SVPT Small Company Fund                                0.50%                0.44%                0.94%
Fidelity VIP Fund-Equity Income Portfolio              0.48%                0.10%                0.58%(a)
Fidelity VIP Fund-Growth Portfolio                     0.58%                0.10%                0.68%(a)
Fidelity VIP Fund-High Income Portfolio                0.58%                0.13%                0.71%(a)
Fidelity VIP Fund-Overseas Portfolio                   0.73%                0.19%                0.92%(a)
Fidelity VIP Fund-Index 500 Portfolio                  0.24%                0.11%                0.35%(b)
Fidelity VIP Fund-Contrafund Portfolio                 0.58%                0.10%                0.68%(a)
JPMorgan International Opportunities                   0.60%                0.80%                1.40%
Market Street Bond Portfolio                           0.40%                0.29%                0.69%
Strong Mid Cap Growth Fund II                          0.75%                0.61%                1.36%
Strong Opportunity Fund II                             0.75%                0.60%                1.35%


      (a) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

      (b) The fund manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time. Including this reimbursement, the management fee, other expenses and total annual expenses in 2001 were 0.24%, 0.04% and 0.28%, respectively.




      It is anticipated that these reimbursement arrangements will continue, but there are no legal obligations to continue these arrangements for any particular period of time, except that a National Life affiliate has committed to the SEC to maintain the above expense reimbursement arrangements for Sentinel Variable Products Trust until December 31, 2002; if they are terminated the affected Fund's expenses may increase.



EXAMPLE

           The expenses of the Variable Account as well as those of the underlying Funds are reflected in the Example below. For more complete descriptions of the expenses of the Variable Account, see "Charges and Deductions", page 23. For more complete information regarding expenses paid out of the assets of the underlying Funds, see the underlying Fund prospectuses. Deductions for premium taxes may also apply but are not reflected in the Example shown below (see "Premium Taxes", page 26). Certain states impose a premium tax, currently ranging up to 3.5%. The expenses used in the Example shown below reflect the reimbursement arrangements shown above. We cannot guarantee that these reimbursement arrangements will continue.

The following charts depict the dollar amount of expenses that would be incurred under this Contract assuming a $1000 investment and 5% annual return, and no election of the optional Enhanced Death Benefit Rider. THESE DOLLAR FIGURES ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN BELOW.




                                                   If you surrender your                If you do not surrender
                                                   Contract at the end of               your Contract at the end of
                                                   the applicable time period.          the applicable time period.

Subaccount*                                           1 Yr.  3 Yrs.    5 Yrs.   10 Yrs.  1 Yr.  3 Yrs.     5 Yrs.  10 Yrs.

SVPT Common Stock Fund                                   89     110       133       223     19      60        103      223
SVPT Growth Index Fund                                   91     114       139       235     21      64        109      235
SVPT Mid Cap Growth Fund                                 92     117       145       246     22      67        115      246
SVPT Money Market Fund                                   89     108       129       214     19      58         99      214
SVPT Small Company Fund                                  90     113       138       232     20      63        108      232
Alger American Growth Portfolio                          93     120       149       256     23      70        119      256
Alger American Leveraged AllCap Portfolio                94     123       155       267     24      73        125      267
Alger American Small Capitalization Portfolio            94     123       155       267     24      73        125      267
American Century VP Income & Growth                      92     117       144       245     22      67        114      245
American Century VP Value                                94     124       157       271     24      74        127      271
Dreyfus Socially Responsible Growth Fund                 92     119       148       253     22      69        118      253
Fidelity VIP Fund-Equity Income Portfolio                90     113       138       232     20      63        108      232
Fidelity VIP Fund-Growth Portfolio                       91     115       142       240     21      65        112      240
Fidelity VIP Fund-High Income Portfolio                  92     117       144       245     22      67        114      245
Fidelity VIP Fund-Overseas Portfolio                     93     122       152       262     23      72        122      262
Fidelity VIP Fund -Contrafund Portfolio                  91     115       141       239     21      65        111      239
Fidelity VIP Fund -Index 500 Portfolio                   87     104       123       202     17      54         93      202
Fidelity VIP Fund -Investment Grade Bond                 90     112       136       229     20      62        106      229
INVESCO Dynamics Portfolio                               95     128       163       282     25      78        133      282
INVESCO Health Sciences Portfolio                        95     127       162       280     25      77        132      280
INVESCO Technology Portfolio                             95     127       162       281     25      77        132      281
JPMorgan International Opportunities                     96     131       168       294     26      81        138      294
JPMorgan Small Company                                   96     130       166       289     26      80        136      289
Market Street Bond Portfolio                             91     116       143       242     21      66        113      242
Market Street Balanced Portfolio                         93     120       150       257     23      70        120      257
Neuberger Berman Partners                                93     122       152       262     23      72        122      262
Strong Mid Cap Growth Fund                               96     131       168       293     26      81        138      293
Strong Opportunity Fund II, Inc.                         95     128       164       284     25      78        134      284






If you annuitize your
Contract at the end of
the applicable time period.

Subaccount*                                  1 Yr.** 3 Yrs.    5 Yrs.  10 Yrs.

SVPT Common Stock Fund                            19     60       103      223
SVPT Growth Index Fund                            21     64       109      235
SVPT Mid Cap Growth Fund                          22     67       115      246
SVPT Money Market Fund                            19     58        99      214
SVPT Small Company Fund                           20     63       108      232
Alger American Growth Portfolio                   23     70       119      256
Alger American Leveraged AllCap Portfolio         24     73       125      267
Alger American Small Capitalization Portfoli      24     73       125      267
American Century VP Income & Growth               22     67       114      245
American Century VP Value                         24     74       127      271
Dreyfus Socially Responsible Growth Fund          22     69       118      253
Fidelity VIP Fund-Equity Income Portfolio         20     63       108      232
Fidelity VIP Fund-Growth Portfolio                21     65       112      240
Fidelity VIP Fund-High Income Portfolio           22     67       114      245
Fidelity VIP Fund-Overseas Portfolio              23     72       122      262
Fidelity VIP Fund -Contrafund Portfolio           21     65       111      239
Fidelity VIP Fund -Index 500 Portfolio            17     54        93      202
Fidelity VIP Fund -Investment Grade Bond          20     62       106      229
INVESCO Dynamics Portfolio                        25     78       133      282
INVESCO Health Sciences Portfolio                 25     77       132      280
INVESCO Technology Portfolio                      25     77       132      281
JPMorgan International Opportunities              26     81       138      294
JPMorgan Small Company                            26     80       136      289
Market Street Bond Portfolio                      21     66       113      242
Market Street Balanced Portfolio                  23     70       120      257
Neuberger Berman Partners                         23     72       122      262
Strong Mid Cap Growth Fund                        26     81       138      293
Strong Opportunity Fund II, Inc.                  25     78       134      284





*For purposes of computing the Annual Contract Fee, the Annual Contract Fee has been converted into a per-dollar per-day charge. The per-dollar per-day charge has been calculated by taking the number of contracts with Contract Values of less than $50,000 in the Variable Account as of December 31, 2001 times $30 divided by the total assets in the Variable Account as of December 31, 2001. This amount is 0.05% per annum. The Annual Contract Fee is waived for Contracts with Contract Values of $50,000 or more.

**The Contract may not be annuitized in the first two years from the Date of Issue.

For an Owner who has elected the Enhanced Death Benefit Rider (see "Optional Enhanced Death Benefit Rider", page 36), and again assuming a $1000 investment and 5% annual return, the chart below depicts the annual expenses that would be incurred under this Contract:




                                                     If you surrender your               If you do not surrender
                                                     Contract at the end of              your Contract at the end of
                                                     the applicable time period.         the applicable time period.

Subaccount*                                              1 Yr.  3 Yrs.   5 Yrs.  10 Yrs.  1 Yr.  3 Yrs.  5 Yrs.  10 Yrs.

SVPT Common Stock Fund                                      91     116      143      243     21      66     113      243
SVPT Growth Index Fund                                      93     119      149      255     23      69     119      255
SVPT Mid Cap Growth Fund                                    94     123      154      266     24      73     124      266
SVPT Money Market Fund                                      91     114      139      235     21      64     109      235
SVPT Small Company Fund                                     92     119      147      252     22      69     117      252
Alger American Growth Portfolio                             95     126      159      275     25      76     129      275
Alger American Leveraged AllCap Portfolio                   96     129      165      286     26      79     135      286
Alger American Small Capitalization Portfolio               96     129      165      286     26      79     135      286
American Century VP Income & Growth                         94     122      154      265     24      72     124      265
American Century VP Value                                   96     130      167      291     26      80     137      291
Dreyfus Socially Responsible Growth Fund                    94     125      158      272     24      75     128      272
Fidelity VIP Fund-Equity Income Portfolio                   92     119      147      252     22      69     117      252
Fidelity VIP Fund-Growth Portfolio                          93     121      151      260     23      71     121      260
Fidelity VIP Fund-High Income Portfolio                     94     122      154      265     24      72     124      265
Fidelity VIP Fund-Overseas Portfolio                        95     127      162      281     25      77     132      281
Fidelity VIP Fund-Contrafund Portfolio                      93     121      151      259     23      71     121      259
Fidelity VIP Fund-Index 500 Portfolio                       89     110      133      223     19      60     103      223
Fidelity VIP Fund-Investment Grade Bond                     92     118      146      249     22      68     116      249
INVESCO Dynamics Portfolio                                  97     134      172      301     27      84     142      301
INVESCO Health Sciences Portfolio                           97     133      171      299     27      83     141      299
INVESCO Technology Portfolio                                97     133      172      300     27      83     142      300
JPMorgan International Opportunities                        98     137      178      312     28      87     148      312
JPMorgan Small Company                                      98     136      176      308     28      86     146      308
Market Street Bond Portfolio                                93     122      152      262     23      72     122      262
Market Street Balanced Portfolio                            95     126      160      276     25      76     130      276
Neuberger Berman Partners                                   95     127      162      281     25      77     132      281
Strong Mid Cap Growth Fund                                  98     137      178      311     28      87     148      311
Strong Opportunity Fund II, Inc.                            97     134      173      303     27      84     143      303






If you annuitize your
Contract at the end of
the applicable time period.

Subaccount*                                     1 Yr.**   3 Yrs.  5 Yrs.10 Yrs.

SVPT Common Stock Fund                               21    66        113      243
SVPT Growth Index Fund                               23    69        119      255
SVPT Mid Cap Growth Fund                             24    73        124      266
SVPT Money Market Fund                               21    64        109      235
SVPT Small Company Fund                              22    69        117      252
Alger American Growth Portfolio                      25    76        129      275
Alger American Leveraged AllCap Portfolio            26    79        135      286
Alger American Small Capitalization Portfolio        26    79        135      286
American Century VP Income & Growth                  24    72        124      265
American Century VP Value                            26    80        137      291
Dreyfus Socially Responsible Growth Fund             24    75        128      272
Fidelity VIP Fund-Equity Income Portfolio            22    69        117      252
Fidelity VIP Fund-Growth Portfolio                   23    71        121      260
Fidelity VIP Fund-High Income Portfolio              24    72        124      265
Fidelity VIP Fund-Overseas Portfolio                 25    77        132      281
Fidelity VIP Fund-Contrafund Portfolio               23    71        121      259
Fidelity VIP Fund-Index 500 Portfolio                19    60        103      223
Fidelity VIP Fund-Investment Grade Bond              22    68        116      249
INVESCO Dynamics Portfolio                           27    84        142      301
INVESCO Health Sciences Portfolio                    27    83        141      299
INVESCO Technology Portfolio                         27    83        142      300
JPMorgan International Opportunities                 28    87        148      312
JPMorgan Small Company                               28    86        146      308
Market Street Bond Portfolio                         23    72        122      262
Market Street Balanced Portfolio                     25    76        130      276
Neuberger Berman Partners                            25    77        132      281
Strong Mid Cap Growth Fund                           28    87        148      311
Strong Opportunity Fund II, Inc.                     27    84        143      303






*For purposes of computing the Annual Contract Fee, the Annual Contract Fee has been converted into a per-dollar per-day charge. The per-dollar per-day charge has been calculated by taking the number of contracts with Contract Values of less than $50,000 in the Variable Account as of December 31, 2001 times $30 divided by the total assets in the Variable Account as of December 31, 2001. This amount is 0.05% per annum. The Annual Contract Fee is waived for Contracts with Contract Values of $50,000 or more.


**The Contract may not be annuitized in the first two years from the Date of Issue.

                           ACCUMULATION UNIT VALUES


          The following table sets forth, for each of the Subaccounts which began operations on June 20, 1997, the accumulation unit value at June 20, 1997, the accumulation unit values at December 31, 1997, 1998, 1999, 2000 and 2001, and the number of accumulation units outstanding at December 31, 2001.



                                                     Accumul-     Accumul-     Accumul-     Accumul-     Accumul-     Accumul-
                                                     ation Unit   ation Unit   ation Unit   ation Unit   ation Unit   ation Unit
                                                     Value at     Value at     Value at     Value at     Value at     Value at
                                                     6/20/97      12/31/97     12/31/98     12/31/99     12/31/00      12/31/01
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock Fund                       10.00        10.68        11.96        12.14        13.15         11.91
------------------------------------------------------------------------------------------------------------------------------------
Sentinel  VPT Mid Cap Growth Fund                    10.00        11.16        12.71        17.40        17.01         12.70
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Small Company Fund                      10.00        10.74        11.43        13.07        17.84         18.54
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Money Market Fund                       10.00        10.20        10.59        10.96        11.47         11.73
------------------------------------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                      10.00        10.65        15.55        20.51        17.24         14.99
------------------------------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio        10.00        11.00        12.53        17.73        12.73          8.85
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Equity Income Portfolio            10.00        10.84        11.93        12.51        13.38         12.54
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Growth Portfolio                   10.00        10.71        14.74        19.97        17.54         14.24
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-High Income Portfolio              10.00        10.83        10.22        10.90         8.33          7.25
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Overseas Portfolio                 10.00         9.45        10.51        14.78        11.79          9.16
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund -Contrafund Portfolio              10.00        10.95        14.04        17.20        15.84         13.71
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund -Index 500 Portfolio               10.00        10.88        13.77        16.37        14.64         12.69
------------------------------------------------------------------------------------------------------------------------------------
Market Street Bond                                   10.00        10.42        11.12        10.60        11.46         12.14
------------------------------------------------------------------------------------------------------------------------------------
Market Street Balanced                               10.00        10.64        11.80        11.74        12.60         11.55
------------------------------------------------------------------------------------------------------------------------------------
Strong Mid Cap Growth Fund                           10.00        11.26        14.29        26.76        22.48         15.34
------------------------------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund II, Inc.                     10.00        11.16        12.50        16.63        17.48         16.60
------------------------------------------------------------------------------------------------------------------------------------


                                                    Number of
                                                    Accumulation Units
                                                    Outstanding at
                                                    12/31/010
-----------------------------------------------------------------
Sentinel VPT Common Stock Fund                      1,550,727.39
-----------------------------------------------------------------
Sentinel  VPT Mid Cap Growth Fund                   1,037,504.10
-----------------------------------------------------------------
Sentinel VPT Small Company Fund                       641,556.80
-----------------------------------------------------------------
Sentinel VPT Money Market Fund                      1,339,572.89
-----------------------------------------------------------------
Alger American Growth Portfolio                     1,176,016.07
-----------------------------------------------------------------
Alger American Small Capitalization Portfolio         713,337.23
-----------------------------------------------------------------
Fidelity VIP Fund-Equity Income Portfolio           1,100,806.66
-----------------------------------------------------------------
Fidelity VIP Fund-Growth Portfolio                  1,161,109.49
-----------------------------------------------------------------
Fidelity VIP Fund-High Income Portfolio               572,401.28
-----------------------------------------------------------------
Fidelity VIP Fund-Overseas Portfolio                  943,360.18
-----------------------------------------------------------------
Fidelity VIP Fund -Contrafund Portfolio               802,651.88
-----------------------------------------------------------------
Fidelity VIP Fund -Index 500 Portfolio              2,179,936.83
-----------------------------------------------------------------
Market Street Bond                                    831,321.19
-----------------------------------------------------------------
Market Street Balanced                                742,241.96
-----------------------------------------------------------------
Strong Mid Cap Growth Fund                            649,737.70
-----------------------------------------------------------------
Strong Opportunity Fund II, Inc.                      422,080.77
-----------------------------------------------------------------




     The following table sets forth, for each of the Subaccounts which began operations on August 3, 1998, the accumulation unit value on August 3, 1998, the accumulation unit values on December 31, 1998, 1999, 2000 and 2001, and the number of accumulation units outstanding on December 31, 2001.



-----------------------------------------------------------------------------------------------------------------------------------
                                                 Accumulation      Accumulation     Accumulation    Accumulation     Accumulation
                                                Unit Value at     Unit Value at    Unit Value at   Unit Value at    Unit Value at
                                                       8/3/98          12/31/98         12/31/99        12/31/00         12/31/01

-----------------------------------------------------------------------------------------------------------------------------------
American Century VP Income & Growth                     10.00             10.96            12.76           11.25            10.17
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP Value                               10.00             10.41            10.18           11.86            13.19
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan International Opportunities                    10.00              9.69            13.06           10.84             8.64
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Company                                  10.00              9.98            14.21           12.43            11.27
-----------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Partners                               10.00             10.19            10.79           10.72            10.27
-----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------
                                                      Number of
                                                   Accumulation
                                              Units Outstanding
                                                    at 12/31/01
----------------------------------------------------------------
American Century VP Income & Growth                  513,559.72
----------------------------------------------------------------
American Century VP Value                            497,921.29
----------------------------------------------------------------
JPMorgan International Opportunities                 129,932.62
----------------------------------------------------------------
JPMorgan Small Company                                94,501.13
----------------------------------------------------------------
Neuberger Berman Partners                             92,299.75
----------------------------------------------------------------




The following table sets forth, for each of the Subaccounts which began operations on December 1, 2000, the accumulation unit value on December 1, 2000, the accumulation unit value on December 31, 2000 and 2001, and the number of accumulation units outstanding on December 31, 2001.



---------------------------------------------------------------------------------------------------------------------------------
                                                              Accumulation      Accumulation      Accumulation         Number of
                                                             Unit Value at     Unit Value at     Unit Value at      Accumulation
                                                                   12/1/00          12/31/00          12/31/01             Units
                                                                                                                  Outstanding at
                                                                                                                        12/31/01
---------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Growth Index Fund                                       10.00              9.45              8.07        152,290.12
---------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                            10.00             10.02              8.30        122,328.68
---------------------------------------------------------------------------------------------------------------------------------
Dreyfus Socially Responsible Growth Fund, Inc.                       10.00             10.00              7.64         64,416.84
---------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund Investment Grade Bond Portfolio                    10.00             10.69             10.89        759,750.40
---------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Dynamics Fund                                          10.00             10.58              7.26        185,977.17
---------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Health Sciences Fund                                   10.00             10.07              9.12        185,979.64
---------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Technology Fund                                        10.00             10.18              5.38        140,047.82
---------------------------------------------------------------------------------------------------------------------------------





                       NATIONAL LIFE INSURANCE COMPANY,
                     THE VARIABLE ACCOUNT, AND THE FUNDS

NATIONAL LIFE INSURANCE COMPANY

         National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company, all of the outstanding stock of which is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all mortality and expense risks under the Contracts and its assets support the Contract's benefits. Financial Statements for National Life are contained in the Statement of Additional Information.

THE VARIABLE ACCOUNT

         The Variable Account was established by National Life on November 1, 1996, pursuant to the provisions of Vermont law. National Life has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act. Such registration does not involve supervision of the management of the Variable Account or National Life by the Securities and Exchange Commission.

         The Variable Account is a separate investment account of National Life and, as such, is not chargeable with liabilities arising out of any other business National Life may conduct. National Life does not guarantee the investment performance of the Variable Account. Obligations under the Contracts are obligations of National Life. Income, gains and losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to other income, gains, or losses of National Life.

         Net Premium Payments are allocated within the Variable Account among one or more Subaccounts made up of shares of the Fund options designated by the Owner. A separate Subaccount is established within the Variable Account for each of the Fund options.

UNDERLYING FUND OPTIONS

         You may choose from among a number of different Subaccount options. However, National Life reserves the right to limit the number of different Subaccounts, other than the Sentinel Variable Products Money Market Subaccount, used in any Contract over its entire life to 16 different Subaccounts. The investment experience of each of the Subaccounts depends on the investment performance of the underlying Fund.

         The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

         The Variable Account purchases and redeems shares of the portfolios at net asset value. The Variable Account automatically reinvests all dividend and capital gain distributions of the portfolios in shares of the distributing portfolios at their net asset value on the date of distribution. In other words, the Variable Account does not pay portfolio dividends or portfolio distributions out to you as additional units, but instead reflects them in unit values.

         Before choosing to allocate your Premium Payments and Contract Value, carefully read the prospectus for each Fund, along with this Prospectus. We summarize the investment objectives of each portfolio below. There is no assurance that any of the portfolios will meet these objectives. We do not guarantee any minimum value for the amounts allocated to the Variable Account. You bear the investment risk of investing in the portfolios.

         Not all portfolios may be available in all states or in all markets.


SENTINEL VARIABLE PRODUCTS TRUST

      The Common Stock, Mid Cap Growth, Small Company, Growth Index and Money Market Subaccounts of the Variable Account invest in shares of Sentinel Variable Products Trust, a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Sentinel Variable Products Trust shares represents an interest in a separate portfolio within the Trust.

      The investment objectives of Sentinel Variable Products Trust's Funds are set forth below.

         The Common Stock Fund. The Common Stock Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole, by investing in a diverse group of common stocks of well-established companies.

         The Mid Cap Growth Fund. The Mid Cap Growth Fund seeks growth of capital, by focusing its investments on common stocks of mid-sized growing companies. Income is not a factor in selecting stocks.

         The Small Company Fund. The Small Company Fund seeks growth of capital, by investing mainly in common stocks of small companies that National Life Investment Management believes have attractive growth potential and are attractively valued. Income is not a factor in selecting stocks.

         The Growth Index Fund. The Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index, by investing in common stocks of the companies comprising the Index in approximately the same weightings as the Index.

         The Money Market Fund. The Money Market Fund seeks as high a level of current income as is consistent with stable principal values and liquidity by investing exclusively in dollar-denominated money market instruments, including U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations.


         NL Capital Management, Inc. manages each of the Funds of Sentinel Variable Products Trust. NLIMC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. NLIMC is a wholly owned subsidiary of National Life.


ALGER AMERICAN FUND

      The Separate Account has three Subaccounts which invest exclusively in shares of Portfolios of the Alger American Fund. The Alger American Fund is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series of shares, each of which represents an interest in a Portfolio of the Alger American Fund.

      The investment objectives of the Portfolios of the Alger American Fund in which the Subaccounts invest are set forth below.

      Alger American Growth Portfolio. This Portfolio seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

      Alger American Leveraged AllCap Portfolio. This Portfolio seeks long-term capital appreciation. It invests in the equity securities of companies of any size which demonstrate promising growth potential. This Portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

      Alger American Small Capitalization Portfolio. This Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell(R) 2000 Growth Index or the S&P(R) SmallCap 600 Index.

      The Alger American Alger American Growth Portfolio, the Alger American Leveraged AllCap Portfolio and the Alger American Small Capitalization Portfolio are managed by Fred Alger Management, Inc.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

      The Separate Account has one Subaccount which invests exclusively in shares of the VP Value portfolio, and one Subaccount which invests exclusively in shares of VP Income & Growth portfolio, each of which are series of American Century Variable Portfolios, Inc. American Century Variable Portfolios, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares.

      The investment objectives of the Portfolios of American Century Variable Portfolios, Inc. in which the Subaccounts are expected to invest are set forth below.


         VP INCOME & GROWTH. To seek long-term capital growth. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in common stocks.



      VP Value. To seek long-term capital growth. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

      The VP Value Portfolio and the VP Income & Growth Portfolio of the American Century Variable Portfolios, Inc. are managed by American Century Investment Management, Inc.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

       The Variable Account has one Subaccount which invests exclusively in shares of The Dreyfus Socially Responsible Growth Fund, Inc. This Fund is registered with the SEC as a diversified open-end management investment company.

       The investment objective of The Dreyfus Socially Responsible Growth Fund, Inc. is set forth below.


         THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. The Fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the Fund normally invests at least 80% of its assets in the common stock of companies that Dreyfus believes meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.


       The Dreyfus Socially Responsible Growth Fund, Inc. is managed by The Dreyfus Corporation.


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

         The Separate Account has seven Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Funds ("VIP Funds"). The VIP Funds are "series" type mutual funds registered with the SEC as diversified open-end management investment companies issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the VIP Funds.

         The Equity-Income, Growth, High Income, Overseas, Contrafund, Index 500 and Investment Grade Bond Portfolios of the VIP Funds are managed by Fidelity Management and Research Company ("FMR"). Bankers Trust Company currently serves as sub-advisor to the Index 500 Portfolio. FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and Fidelity International Investment Advisors for the Overseas Portfolio.

         The investment objectives of the Portfolios of the VIP Funds in which the Subaccounts invest are set forth below.


      Equity-Income Portfolio. This Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the Standard and Poor's 500 Composite Index of 500

Stocks ("S&P 500"). FMR normally invests at least 80% of the fund's assets in equity securities.


      Growth Portfolio. This Portfolio seeks capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential.


      High Income Portfolio. This Portfolio seeks a high level of current income while also considering growth of capital. FMR normally invests at least 65% of the fund's assets primarily in income producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. The risks of investing in these high-yielding, high-risk securities is described in the attached Prospectus for the VIP Fund, which should be read carefully before investing.

         Overseas Portfolio. This Portfolio seeks long term growth of capital. FMR normally invests at least 80% of the fund's total assets in non-U.S. securities. FMR normally invests the Portfolio's assets primarily in common stocks.

      Contrafund Portfolio. This Portfolio seeks long-term capital appreciation. FMR normally invests the fund's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public.

         Index 500 Portfolio. This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. DAMI normally invests at least 80% of the Portfolio's assets in common stocks included in the S&P 500.


      Investment Grade Bond Portfolio. This Portfolio seeks as high a level of current income as is consistent with the preservation of capital. It normally invests in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The Variable Account has three Subaccounts which invests exclusively in shares of the following three series of INVESCO Variable Investment Funds,
Inc.:

      INVESCO VIF - Dynamics Fund
      INVESCO VIF - Health Sciences Fund
      INVESCO VIF - Technology Fund

      INVESCO Variable Investment Funds, Inc. is a mutual fund registered with the SEC as a diversified open-end management investment company issuing shares of a number of Funds.

      The investment objectives of the INVESCO Variable Investment Funds, Inc. Funds in which the Subaccounts invest are set forth below.


         INVESCO VIF - DYNAMICS FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 65% of its assets in common stocks of mid-sized companies. INVESCO defines mid-sized companies as companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. The Fund also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities and bonds. The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions, and other factors that INVESCO believes will lead to rapid sales or earnings growth.

         INVESCO VIF - HEALTH SCIENCES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. The investment advisor attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-established health care companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Fund.


         INVESCO VIF - TECHNOLOGY FUND. This Fund seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a Fund shares may rise or fall rapidly.


     The INVESCO VIF Dynamics Fund, Health Sciences Fund and Technology Fund are managed by INVESCO Funds Group, Inc.


J.P. MORGAN SERIES TRUST II


       The Separate Account has one Subaccount which invests exclusively in shares of the JPMorgan International Opportunities Portfolio, and one Subaccount which invests exclusively in shares of JPMorgan Small Company Portfolio, each of which are series of J.P. Morgan Series Trust II. J.P. Morgan Series Trust II is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares.


      The investment objectives of the J.P. Morgan Series Trust II Portfolios in which the Subaccounts invest are set forth below.


         JPMorgan International Opportunities Portfolio. Seeks to provide a high total return from a portfolio of equity securities of foreign companies. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the Portfolio is subject to foreign market, political, and currency risks.

         JPMORGAN SMALL COMPANY PORTFOLIO. Seeks to provide a high total return from a portfolio of small company stocks. The Portfolio invests at least 80% of the value of its assets in small and medium sized U.S. companies whose market capitalizations are greater than $100 million and less than $2 billion, typically represented by the Russell 2000 Index. The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of large companies.

         The JPMorgan International Opportunities Portfolio and the JPMorgan Small Company Portfolio of the J.P. Morgan Series Trust II are managed by J.P. Morgan Investment Management Inc.


MARKET STREET FUND

         The Bond and Balanced Subaccounts of the Separate Account invest in shares of Market Street Fund, a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Market Street Fund shares represents an interest in a separate portfolio within the Fund.

         The investment objectives of the Market Street Fund's Portfolios you may choose for your Policy are set forth below.

         The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing primarily in a diversified portfolio of fixed income securities of U.S. & foreign issuers.

         The Balanced Portfolio. The Balanced Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

      The Separate Account has one Subaccount which invests exclusively in shares of the Partners Portfolio, a series of Neuberger Berman Advisers Management Trust. Neuberger Berman Advisers Management Trust ("AMT") is registered with the SEC as a diversified open-end management investment company. AMT has nine separate series, which are called Portfolios. Shares of each Portfolio represent an interest in that Portfolio.

      The investment objectives of the Partners Portfolio are set forth below.

      Partners Portfolio. To seek growth of capital. This Portfolio invests mainly in common stock of mid-to large-capitalization companies. Its investment co-managers seek securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and the company's track record through all points of the market cycle. The Portfolio generally considers selling a stock when it reaches the managers' target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Portfolio has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

         The Partners Portfolio of Neuberger Berman Advisers Management Trust is managed by Neuberger Berman Management Inc. Neuberger Berman, LLC is the sub-adviser.

STRONG VARIABLE INSURANCE FUNDS, INC. AND STRONG OPPORTUNITY FUND II, INC.

      The Separate Account has one Subaccount which invests exclusively in shares of the Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and one Subaccount which invests exclusively in shares of Strong Opportunity Fund II, Inc. Strong Variable Insurance Funds, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, and Strong Opportunity Fund II is a single series mutual fund also registered with the SEC as a diversified open-end management investment company.

      The investment objectives of the Strong Funds in which the Subaccounts invest are set forth below.


         MID CAP GROWTH FUND II . This Fund invests, under normal conditions, at least 65% of its assets in stocks of medium-capitalization companies that the fund's managers believe have favorable prospects for growth of earnings and capital appreciation. The fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell MidcapTM Index at the time of investment.

         STRONG OPPORTUNITY FUND II, INC. This Fund invests, under normal conditions, primarily in stocks of medium-capitalization companies that the fund's managers believe are underpriced, yet have attractive growth prospects. The managers base the analysis on a company's "Private Market Value" -- the price an investor would be willing to pay for the entire company given its management, financial health and growth potential. The managers determine a company's Private Market Value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation and franchise value. To a limited extent, the fund may also invest in foreign securities. The manager may sell a stock when its price no longer compares favorably with the company's Private Market Value.


      The Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and Strong Opportunity Fund, Inc. are managed by Strong Capital Management, Inc.

OTHER INFORMATION


         Contractual Arrangements. National Life has entered into or may enter into agreements with Funds pursuant to which the adviser or distributor pays National Life a fee based upon an annual percentage of the average net asset amount invested on behalf of the Variable Account and our other separate accounts. These percentages may differ and we may be paid a greater percentage by some investment advisers or distributors than other advisers or distributors. These agreements reflect administrative services we provide. National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Contract. The amount of this compensation with respect to the Contract during 2001, which is based upon the indicated percentages of assets of each Fund attributable to the Contract, is shown below:


---------------------------------------------------- -------------------------- ---------------------------------------
                            Portfolios of the               % of Assets            Revenues National Life Received
                                                                                             During 2001
---------------------------------------------------- -------------------------- ---------------------------------------
Alger American Fund                                            0.10%                          $25,137.64
---------------------------------------------------- -------------------------- ---------------------------------------
American Century Variable Portfolios, Inc.                     0.20%                          $17,128.35
---------------------------------------------------- -------------------------- ---------------------------------------
Dreyfus Socially Responsible Growth Fund, Inc.                 0.20%                            $ 0.0
---------------------------------------------------- -------------------------- ---------------------------------------
Fidelity VIP Funds                                             0.10%*                         $69,940.00
---------------------------------------------------- -------------------------- ---------------------------------------
INVESCO Variable Investment Funds, Inc.                        0.25%                          $ 4,896.44
---------------------------------------------------- -------------------------- ---------------------------------------
J.P. Morgan Series Trust II                                    0.20%                          $ 3,292.62
---------------------------------------------------- -------------------------- ---------------------------------------
Neuberger Berman Advisers Management Trust                     0.15%                          $ 1,084.36
---------------------------------------------------- -------------------------- ---------------------------------------
Strong VIF and Opportunity Fund II                             0.20%                          $36,315.46
---------------------------------------------------- -------------------------- ---------------------------------------


        *0.05% with respect to the Index 500 Portfolio


These arrangements may change from time to time, and may include more Funds in the future.

         Conflicts of Interest. The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of National Life. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the underlying Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and variable annuity payees, including withdrawal of the Variable Account from participation in the underlying Fund or Funds which are involved in the conflict.

                 DETAILED DESCRIPTION OF CONTRACT PROVISIONS

         We describe our basic Contract below. There may be differences in your Contract (such as differences in fees, charges or benefits) from the one described in this prospectus because of the requirements of the state where we issued your Contract. please consult your Contract for its specific terms.

ISSUANCE OF A CONTRACT


         The Contract is available to Owners up to and including age 85, on an age on nearest birthday basis, on the Date of Issue. If the Contract is issued to Joint Owners, then the oldest Joint Owner must be 85 years of age or younger on the Date of Issue, again on an age on nearest birthday basis. If the Owner is not a natural person, then the age of the Annuitant must meet the requirements for Owners. At our discretion, we may issue Contracts at ages higher than age 85.


         In order to purchase a Contract, an individual must forward an application to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI"), the principal underwriter of the Contracts or another broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer.


         If you are purchasing the Contract in connection with a tax-favored arrangement, including an IRA and a Roth IRA, you should carefully consider the costs and benefits of the Contract (such as annuitization benefits) before purchasing a Contract since the tax-favored arrangement itself provides for tax-sheltered growth.

         TAX FREE "SECTION 1035" EXCHANGES. You can generally exchange one variable annuity contract for another in a "tax-free exchange" under Section 1035 of the Code. Before making the exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on your old contract. There will be a new surrender charge period for this Contract and other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interests. You should be aware that your insurance agent will generally earn a commission if you buy this Contract through an exchange or otherwise.



PREMIUM PAYMENTS

         The Initial Premium Payment. The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts, and must be at least $1500 for Qualified Contracts. We may at our discretion permit initial Premium Payments lower than these minimums. For Contracts purchased in South Carolina, the initial Premium Payment for Qualified Contracts must be at least $3000.

         Subsequent Premium Payments. Subsequent Premium Payments may be made at any time, but must be at least $100 ($50 for Individual Retirement Annuities). We may accept lower Premium

Payments at our discretion if the Premium Payments are remitted electronically. Subsequent Premium Payments to the Variable Account will purchase Accumulation Units at the price next computed for the appropriate Subaccount after we receive the additional Premium Payment. For Contracts purchased in the States of Oregon and Massachusetts, we are not permitted to accept subsequent Premium Payments on or after the third Contract Anniversary.

         The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent.


         Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day.

         Allocation of Net Premium Payments. In the application for the Contract, the Owner will indicate how Net Premium Payments are to be allocated among the Subaccounts of the Variable Account, the Fixed Account and/or the Guaranteed Accounts. These allocations may be changed at any time by the Owner by written notice to us at our Home Office or, if the telephone transaction privilege has been elected, by telephone instructions (see "Telephone Transaction Privilege", page 32).

         The percentages of Net Premium Payments that may be allocated to any Subaccount, the Fixed Account, or any Guaranteed Account must be in whole numbers of not less than 5%, and the sum of the allocation percentages must be 100%. We allocate the initial Net Premium Payment within two business days after receipt, if the application and all information necessary for processing the order are complete.


         If the application is not properly completed, we retain the initial Premium Payment for up to five business days while attempting to complete the application. If the application is not complete at the end of the five day period, we inform the applicant of the reason for the delay and the initial Premium Payment will be returned immediately, unless the applicant specifically consents to our retaining the initial Premium Payment until the application is complete. Once the application is complete, we allocate the initial Net Premium Payment as designated by the Owner within two business days.

         We allocate subsequent Net Premium Payments as of the Valuation Date we receive Net Premium Payments, based on your allocation percentages then in effect. At the time of allocation, we apply Net Premium Payments to the purchase of Fund shares. The net asset value of the shares purchased are converted into Accumulation units.

         We reserve the right to limit the number of Variable Account Subaccounts, other than the Sentinel Variable Products Trust Money Market Subaccount, used in a single Contract over the entire life of the Contract to 16 different Subaccounts.

         The Subaccount values will vary with their investment experience, and you bear the entire investment risk. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

         We offer a one-time credit in the amount of 3% of the initial Net Premium Payment to Owners whose initial Net Premium Payment comes from the surrender of an annuity contract issued by National Life's affiliate, Life Insurance Company of the Southwest. We pay this credit after the free look right with respect to the Contract has expired.

TRANSFERS


         You may transfer the Contract Value among the Subaccounts of the Variable Account and among the Variable Account, the Fixed Account (subject to the limitations set forth below) and the Guaranteed Accounts by making a written transfer request. If you elect the telephone transaction privilege, you may make transfers by telephone. See "Telephone Transaction Privilege", page 32. Transfers are made as of the Valuation Day that the request for transfer is received at the Home Office. Transfers to or from the Subaccounts may be postponed under certain circumstances. See "Payments," page ________. A market value adjustment will be applied to transfers out of a Guaranteed Account prior to its termination date; see "The Guaranteed Accounts", page _____ .

         We currently allow transfers to the Fixed Account and the Guaranteed Accounts of all or any part of the Variable Account Contract Value, without charge or penalty. We reserve the right to restrict transfers to the Fixed Account to 25% of the Variable Account Contract Value during any Contract Year.

         You may, (only one each year and within 45 days after the end of the calendar year) transfer a portion of the unloaned value in the Fixed Account to the Variable Account. Prior to the end of the calendar year, we determine the maximum percentage that may be transferred from the Fixed Account. This percentage will be at least 10% of the Contract Value in the Fixed Account (25% in New York). After a transfer from the Fixed Account to the Variable Account or a Guaranteed Account, we reserve the right to require that the value transferred remain in the Variable Account or the Guaranteed Account for at least one year before it may be transferred back to the Fixed Account.


         We do not permit transfers between the Variable Account and the Fixed Account after the Annuitization Date.

         We have no current intention to impose a transfer charge in the foreseeable future. However, we reserve the right, upon prior notice, to impose a transfer charge of $25 for each transfer in excess of twelve transfers in any one Contract Year. See "Transfer Charge", page 26.


         MARKET TIMING. The Contracts are intended for long-term investment by Owners. Excessive, short-term trading practices which attempt "market timing" may disrupt portfolio management strategies and harm the performance of the underlying Funds. As a result, National Life reserves the right to reject any Premium Payment or transfer instructions, if an Owner has a history of excessive short-term trading or if in National Life's judgment, an Owner's trading has been or may be disruptive to an underlying Fund.



VALUE OF A VARIABLE ACCOUNT ACCUMULATION UNIT

         We set the value of a Variable Account Accumulation Unit for each Subaccount at $10 when the Subaccounts commenced operations. We determine the value for any subsequent Valuation Period by multiplying the value of an Accumulation Unit for each Subaccount for the immediately preceding Valuation Period by the Net Investment Factor for the Subaccount during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. No minimum value of an Accumulation Unit is guaranteed. The number of Accumulation Units will not change as a result of investment experience.

         Net Investment Factor. Each Subaccount of the Variable Account has its own Net Investment Factor.

         - The Net Investment Factor measures the daily investment performance of that Subaccount.

         - The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

         - Changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Fund shares, because of the deduction for the Mortality and Expense Risk Charge and Administration Charge.

         Fund shares are valued at their net asset value. The Net Investment Factor allows for the monthly reinvestment of daily dividends that are credited by some Funds (the Market Street Money Market Portfolio).

  DETERMINING THE CONTRACT VALUE

         The Contract Value is the sum of:

         1) the value of all Variable Account Accumulation Units, plus

         2) amounts allocated and credited to the Fixed Account, plus


         3) amounts allocated and credited to a Guaranteed Account, minus

         4) any outstanding loans on the Contract and accrued interest on such loans.


         When charges or deductions are made against the Contract Value, we deduct an appropriate number of Accumulation Units from the Subaccounts and an appropriate amount from the Fixed Account in the same proportion that the your interest in the Subaccounts and the unloaned value in the Fixed Account bears to the total Contract Value. We will not deduct charges or deductions from a Guaranteed Account unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and in the Fixed Account. If we need to deduct charges or deductions from the Guaranteed Accounts, we will do so pro rata from all Guaranteed Accounts, and within Guaranteed Accounts of the same duration, on a first-in-first-out basis; that is, the Contract Value with the earliest date of deposit will be deducted first. Value held in the Fixed Accountand the Guaranteed Accounts is not subject to Variable Account charges (Mortality and Expense Risk and Administration Charges), but may be subject to Contingent Deferred Sales Charges, the Annual Contract Fee, optional Enhanced Death Benefit Rider charge, and premium taxes, if applicable.


ANNUITIZATION


         Maturity Date. The Maturity Date is the date on which annuity payments are scheduled to begin. You select the Maturity Date on the application. The earliest Maturity Date must be at least 2 years after the Date of Issue, unless otherwise approved (10 years after the Date of Issue in the States of Oregon and Massachusetts). If no specific Maturity Date is selected, the Maturity Date will be your 90th birthday, the 90th birthday of the oldest of Joint Owners, or the Annuitant's 90th birthday if the Owner is not a natural person; or, if later, 10 years after the Date of Issue. You may elect a single payment equal to the Cash Surrender Value on the Maturity Date, rather than annuity payments.


         If you request in writing (see "Ownership Provisions", page 23), and we approve the request, the Maturity Date may be accelerated or deferred. However, we will not permit an acceleration of a Contract's Maturity Date to any date before the 30 day window prior to the termination date of any Guaranteed Account held by the Contract. If an Owner of such a Contract desires to accelerate that Contract's Maturity Date, the Owner must first transfer the Contract Value in all Guaranteed Accounts the termination dates of which would occur more than 30 days after the accelerated Maturity Date into the Fixed Account or the Variable Account. A market value adjustment will be applied to such Contract Value transferred out of the Guaranteed Accounts. See "The Guaranteed Accounts," page
..


         Election of Payment Options. You may, with prior written notice and, at any time prior to the Annuitization Date, elect one of the Annuity Payment Options. We apply the Contract Value in each Subaccount (less any premium tax previously unpaid) to provide a Variable Annuity payment. We apply the Contract Value in the Fixed Account (less any premium tax previously unpaid) to provide a Fixed Annuity payment.

         If an election of an Annuity Payment Option is not on file with National Life on the Annuitization Date, we will pay the proceeds as Option 3
- Payments for Life with 120 months certain. You may elect, revoke or change an Annuity Payment Option at any time before the Annuitization Date with 30 days prior written notice. The Annuity Payment Options available are described below.

         Frequency and Amount of Annuity Payments. We pay annuity payments as monthly installments, unless you select annual, semi-annual or quarterly installments. If the amount to be applied under any Annuity Payment Option is less than $3,500, we have the right to pay such amount in one lump sum in lieu of the payments otherwise selected. In addition, if the payments selected would be or become less than $100, we have the right to change the frequency of payments that will result in payments of at least $100. In no event will we make payments under an annuity option less frequently than annually.

ANNUITIZATION - VARIABLE ACCOUNT

         We will determine the dollar amount of the first Variable Annuity payment by dividing the Variable Account Contract Value on the Annuitization Date by 1,000 and applying the result as set forth in the applicable Annuity Table. The amount of each Variable Annuity payment depends on the age of the Chosen Human Being on his or her birthday nearest the Annuitization Date, and the sex of the Chosen Human Being, if applicable, unless otherwise required by law.

         - Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account;

         - To establish the number of Annuity Units representing each monthly annuity payment, the dollar amount of the first annuity payment as determined above is divided by the value of an Annuity Unit on the Annuitization Date;

         - The number of Annuity Units remains fixed during the annuity payment period;

         - The dollar amount of the second and subsequent payments is not predetermined and may change from payment to payment; and

         - The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the value of an Annuity Unit for the Valuation Period in which the payment is due.

          Once payments have begun, future payments will not reflect any changes in mortality experience.

         Value of an Annuity Unit. The value of an Annuity Unit for a Subaccount is set at $10 when the first Fund shares are purchased. The value of an Annuity Unit for a Subaccount for any subsequent Valuation Period is determined by multiplying the value of an Annuity Unit for the immediately preceding Valuation Period by the applicable Net Investment Factor for the Valuation Period for which the value of an Annuity Unit is being calculated and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum (see "Net Investment Factor", page 19).

         Assumed Investment Rate. A 3.5% Assumed Investment Rate is built into the Annuity Tables contained in the Contracts. We may make assumed investment rates available at rates other than 3.5%. A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual investment return, as measured by the Net Investment Factor, is at a constant annual rate of 3.5%, the annuity payments will be level.

ANNUITIZATION - FIXED ACCOUNT

         A Fixed Annuity is an annuity with payments which are guaranteed as to dollar amount during the annuity payment period. We determine the amount of the periodic Fixed Annuity payments by applying the Fixed Account Contract Value to the applicable Annuity Table in accordance with the Annuity Payment Option elected. This is done at the Annuitization Date using the age of the Chosen Human Being on his or her nearest birthday, and the sex of the Chosen Human Being, if applicable. The applicable Annuity Table will be based on our expectation of investment earnings, expenses and mortality (if payments depend on whether the Chosen Human Being is alive) on the Annuitization Date. The applicable Annuity Table will provide a periodic Fixed Annuity payment at least as great as the guarantee described in your Contract.

         We do not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies. The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of Fixed Annuity payments.

ANNUITY PAYMENT OPTIONS

         Any of the following Annuity Payment Options may be elected:

         Option 1-Payments for a Stated Time. We will make monthly payments for the number of years selected, which may range from 5 years to 30 years.

         Option 2-Payments for Life-An annuity payable monthly during the lifetime of a Chosen Human Being (who may be named at the time of election of the Payment Option), ceasing with the last payment due prior to the death of the Chosen Human Being. It would be possible under this option for the payee to receive only one annuity payment if the annuitant dies before the second annuity payment date, two annuity payments if the Annuitant dies before the third annuity payment date, and so on.

         Option 3-Payments for Life with Period Certain-Guaranteed - An annuity that if at the death of the Chosen Human Being payments have been made for less than 10 or 20 years, as selected, we guarantee to continue annuity payments during the remainder of the selected period.


         We may allow other Annuity Payment Options, including, if applicable, the Stretch Annuity Payment Option described below.


         Some of the stated Annuity Payment Options may not be available in all states. You may request an alternative non-guaranteed option by giving notice in writing prior to Annuitization. If a request is approved by us, it will be permitted under the Contract.

         Qualified Contracts (except Roth IRA's before the Owner's death) are subject to the minimum distribution requirements set forth in the Code.

         Under Payment Option 1, you may change to any other Payment Option at any time. At the time of the change, remaining value will be applied to the new Payment Option to determine the amount of the new payments. Under Payment Option 1, you may also fully surrender the Contract at any time. A surrender is subject to any applicable Contingent Deferred Sales Charge at the time of the surrender.


STRETCH ANNUITY PAYMENT OPTION

         We offer the Stretch Annuity Payment Option to Contracts which have paid Net Premium Payments, less any Withdrawals (including the impact of any CDSC associated with such Withdrawals), of at least $25,000 per beneficiary participating in the payment option.

         Under this payment option, we will make annual payments for a period determined by the joint life expectancy of an initial payee and a beneficiary, as calculated based on Table VI of Section 1.72-9 of the Income Tax Regulations (but if the Contract is a Qualified Contract, no less than the minimum required distribution under the Code). The beneficiary may be a much younger person than the initial payee, such as a grandchild, so that under this payment option, payments may be made over a lengthy period of years.

         Please consult your authorized National Life representative for more information on the Stretch Annuity Payment Option.

         You should consult your tax advisor about potential income, gift, estate and generation-skipping transfer tax consequences of electing the Stretch Annuity Payment Option.



DEATH OF OWNER

         If you or a Joint Owner dies prior to the Annuitization Date, then we will pay (unless the Enhanced Death Benefit Rider has been elected) a Death Benefit to the Beneficiary.


         The Contract provides that if you or a Joint Owner dies prior to the Contract Anniversary on which your age, on an age on nearest birthday basis, is 81, the Death Benefit will be equal to the greater of:


                  (a) the Contract Value, or

                  (b) the Net Premium Payments made to the Contract, minus all Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any outstanding loans on the Contract and accrued interest, and in each case minus any applicable premium tax charge to be assessed upon distribution.


         We are currently providing a Death Benefit that is equal to the greater of (a) or (b) above even if you die after the Contract Anniversary on which your age, on an age on nearest birthday basis, is 81, as long as your age, on an age on nearest birthday basis, was less than 81 on the Date of Issue of the Contract. We currently intend to pay this Death Benefit even though its terms are more favorable to you than what is guaranteed in the Contract. We will notify you if we discontinue this Death Benefit.

         Unless the Beneficiary is the deceased Owner's (or Joint Owner's) spouse, the Death Benefit must be distributed within five years of such Owner's death. The Beneficiary may, elect to receive Distribution in the form of a life annuity or an annuity for a period not exceeding his or her life expectancy. Such annuity must begin within one year following the date of the Owner's death and is currently available only as a Fixed Annuity. If the Beneficiary is the spouse of the deceased Owner (or, if applicable, a

Joint Owner), then the Contract may be continued without any required Distribution. If the deceased Owner (or Joint Owner) and the Annuitant are the same person, the death of that person will be treated as the death of the Owner for purposes of determining the Death Benefit payable.

         Qualified Contracts may be subject to specific rules set forth in the Plan, Contract, or Code concerning Distributions upon the death of the Owner.

DEATH OF ANNUITANT PRIOR TO THE ANNUITIZATION DATE

         If an Annuitant who is not an Owner dies prior to the Annuitization Date, a Death Benefit equal to the Cash Surrender Value of the Contract will be payable to the Beneficiary. If the Owner is a natural person and a contingent Annuitant has been named or the Owner names a contingent Annuitant within 90 days of the Annuitant's death, the Contract may be continued without any required Distribution. If no Beneficiary is named (or if the Beneficiary predeceases the Annuitant), then the Death Benefit will be paid to the Owner. If the Owner is not a natural person, then the death of the Annuitant will be treated as if it were the death of the Owner, and the disposition of the Contract will follow the death of the Owner provisions set forth above.

         In any case where a Death Benefit is paid, the value of the Death Benefit will be determined as of the Valuation Day coinciding with or next following the date we receive at our home office in writing:

         (1) due proof of the Annuitant's or an Owner's (or Joint Owner's) death;

         (2) an election for either a single sum payment or an Annuity Payment Option (currently only Fixed Annuities are available in these circumstances); and

         (3) any form required by state insurance laws.

         If a single sum payment is requested, we will make payment in accordance with any applicable laws and regulations governing the payment of Death Benefits. If an Annuity Payment Option is requested, the Beneficiary must make an election during the 90-day period commencing with the date we receive written notice and as otherwise required by law. If no election has been made by the end of such 90-day period commencing with the date we receive written notice or as otherwise required by law the Death Benefit will be paid in a single sum payment.


GENERATION-SKIPPING TRANSFERS

         We may determine whether the Death Benefit or any other payment constitutes a direct skip as defined in Section 2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip. If applicable, the payment will be reduced by any tax National Life is required to pay by Section 2603 of the Code.

         A direct skip may occur when property is transferred to or a Death Benefit is paid to an individual two or more generations younger than the Owner.

OWNERSHIP PROVISIONS

         Unless otherwise provided, the Owner has all rights under the Contract. If the purchaser names someone other than himself or herself as owner, the purchaser will have no rights under the contract. If Joint Owners are named, each Joint Owner possesses an undivided interest in the Contract. The death of any Joint Owner triggers the provisions of the Contract relating to the death of the Owner. Unless otherwise provided, when Joint Owners are named, the exercise of any ownership right in the Contract (including the right to surrender the Contract or make a Withdrawal, to change the Owner, the Annuitant, a Contingent Annuitant, the Beneficiary, the Annuity Payment Option or the Maturity Date) requires a written indication of an intent to exercise that right, signed by all Joint Owners.

         Prior to the Annuitization Date, the Owner may name a new Owner. Such change may be subject to state and federal gift taxes, and may also result in current federal income taxation (see "Federal Income Tax Considerations", page
37). Any change of Owner will automatically revoke any prior Owner designation. Any request for change of Owner must be (1) made by proper written application, (2) received and recorded by National Life at its Home Office, and (3) may include a signature guarantee as specified in the "Surrender and Withdrawal" provision on page 30. The change is effective on the date the written request is signed. A new choice of Owner will not apply to any payment made or action we take prior to the time it was received and recorded.

         The Owner may request a change in the Annuitant or contingent Annuitant before the Annuitization Date. Such a request must be made in writing on a form acceptable to us and must be signed by the Owner, and the person to be named as Annuitant or contingent Annuitant. Any such change is subject to underwriting and approval by us.


                            CHARGES AND DEDUCTIONS

         All of the charges described in this section apply to Variable Account allocations. Allocations to the Fixed Account are subject to Contingent Deferred Sales Charges, the Annual Contract Fee and Premium Tax deductions and the charge for the Enhanced Death Benefit Rider, if applicable. The Fixed Account is not subject to the Mortality and Expense Risk Charge and the Administration Charge. We may realize a profit from any of these charges. Any such profit may be used for any purpose, including payment of distribution expenses.

         We deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for the distribution and administration of the Contracts and for providing the benefits payable thereunder. More particularly, the administrative services include:

     -    processing applications for and issuing the Contracts;

     - processing purchases and redemptions of Fund shares as required (including automatic withdrawal services);

     -    maintaining records;

     -    administering annuity payouts;

     - furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

     -    reconciling and depositing cash receipts;

     -    providing Contract confirmations;

     -    providing toll-free inquiry services; and

     -    furnishing telephone transaction privileges.

     The risks we assume include:

     (1) the risk that the actual life-span of persons receiving annuity payments under Contract guarantees will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the Contract and cannot be changed);

     (2) the risk that Death Benefits, or the Enhanced Death Benefit under the optional Enhanced Death Benefit Rider, will exceed the actual Contract Value;

     (3) the risk that more Owners than expected will qualify for and exercise waivers of the Contingent Deferred Sales Charge; and

     (4) the risk that our costs in providing the services will exceed our revenues from the Contract charges (which we cannot change).

         The amount of a charge will not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the Contingent Deferred Sales Charge collected may not fully cover all of the distribution expenses we incur. We may also realize a profit on one or more of these charges. We may use any profits for any corporate purpose, including sales expenses.

DEDUCTIONS FROM THE VARIABLE ACCOUNT

      We deduct from the Variable Account an amount, computed daily, which is equal to an annual rate of 1.40% of the daily net asset value. The charge consists of a 0.15% Administration Charge and a 1.25% Mortality and Expense Risk Charge.

CONTINGENT DEFERRED SALES CHARGE


         We may pay a commission up to 6.5% (7.0% during certain promotional periods) for the sale of a Contract; however, we make no deduction for a sales charge from the Premium Payments for these Contracts. However, if a Withdrawal is made or a Contract is surrendered, we will with certain exceptions, deduct a Contingent Deferred Sales Charge ("CDSC").


         The CDSC is calculated by multiplying the applicable CDSC percentages noted below by the Net Premium Payments that are withdrawn or surrendered. For purposes of calculating the CDSC Withdrawals or surrenders are considered to come first from the oldest Net Premium Payment made to the Contract, then the next oldest Net Premium Payment and so forth, and last from earnings on Net Premium Payments. No CDSC is ever assessed with respect to a Withdrawal or surrender of earnings on Net Premium Payments. For tax purposes, a surrender is usually treated as a withdrawal of earnings first. This charge will apply in the amounts set forth below to Net Premium Payments within the time periods set forth.

         The CDSC applies to Net Premium Payments as follows:

NUMBER OF COMPLETED     CONTINGENT DEFERRED    NUMBER OF COMPLETED       CONTINGENT DEFERRED
YEARS FROM DATE OF      SALES CHARGE           YEARS FROM DATE OF        SALES CHARGE
NET PREMIUM PAYMENT     PERCENTAGE             NET PREMIUM PAYMENT       PERCENTAGE
-------------------     --------------------   --------------------      --------------------
         0                    7%                        4                      3%
         1                    6%                        5                      2%
         2                    5%                        6                      1%
         3                    4%                        7                      0%

         In any Contract Year after the first Contract Year (except in the states referred to in the last sentence of this paragraph) you may make Withdrawals without a CDSC of an aggregate amount equal to 15% of the Contract Value as of the most recent Contract Anniversary. This CDSC-free Withdrawal privilege does not apply to full surrenders of the Contract, and if a full surrender is made within one year of exercising a CDSC-free Withdrawal, then the CDSC which would have been assessed at the time of the Withdrawal will be assessed at the time of surrender. The CDSC-free feature is also non-cumulative. This means that free amounts not taken during any given
Contract Year cannot be taken as free amounts in a subsequent Contract Year.
In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC. In the first Contract Year a CDSC-free Withdrawal is available in an amount not exceeding 1/12th of 15% (10% in New Jersey and Washington) of each Premium Payment for each completed month since each Premium Payment. Two ways to access these CSDC-free amounts in the first Contract Year are by setting up a monthly systematic Withdrawal program for an amount not exceeding the annual CDSC-free Withdrawal amount (see "Available Automated Fund Management Features-Systematic Withdrawals", page 32), or by making a Withdrawal which is part of a series of substantially equal periodic payments over the life of the Owner or the joint lives of the Owner and his or her spouse, to which section 72(t)(2)(A)(iv) of the Code applies. You may be subject to a tax penalty if you take Withdrawals prior to age 59 1/2 (see "Federal Income Tax Considerations", page 37). In New Jersey and Washington, the CDSC-free provision will apply to full surrenders and Withdrawals but will be limited to 10% of the Contract Value as of the most recent Contract Anniversary for both Withdrawals and full surrenders.


         In addition, no CDSC will be deducted:

         (1)  upon the Annuitization of Contracts,

         (2) upon payment of a death benefit pursuant to the death of the Owner, or

         (3) from any values which have been held under a Contract for at least 84 months.

         No CDSC applies upon the transfer of value among the Subaccounts or between the Fixed Account and the Variable Account.

         When a Contract is held by a charitable remainder trust, the amount which may be withdrawn from this Contract without application of a CDSC after the first Contract Year, shall be the larger of (a) or (b), where

         (a) is the amount which would otherwise be available for Withdrawal without application of a CDSC; and where

         (b) is the difference between the Contract Value as of the last Contract Anniversary and the Net Premium Payments made to the Contract, less all Withdrawals and less any outstanding loan and accrued interest, as of the last Contract Anniversary.

         We will waive the CDSC if the Owner dies or if the Owner annuitizes. However, if the Owner elects a settlement under Payment Option 1, and subsequently surrenders the Contract prior to seven years after the date of the last Premium Payment, the surrender will be subject to a CDSC.

         We will also waive the CDSC if, following the first Contract Anniversary, you are confined to an eligible nursing home for at least the 90 consecutive days ending on the date of the Withdrawal request. This waiver is not available in the States of New Jersey and New York.

ANNUAL CONTRACT FEE

      For Contracts with a Contract Value of less than $50,000 as of any Contract Anniversary prior to the Annuitization Date, we will assess an Annual Contract Fee of $30.00. This fee will be assessed annually on each Contract Anniversary on which the Contract Value is less than $50,000. No Annual Contract Fee will be assessed after the Annuitization Date. This fee will be taken pro rata from all Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

TRANSFER CHARGE


         Currently, unlimited free transfers are permitted among the Subaccounts and the Guaranteed Accounts, and transfers among the Fixed Account, the Variable Account and the Guaranteed Accounts are permitted free of charge within the limits described on page 18 (however, a market value adjustment will be applied to any transfer out of a Guaranteed Account prior to its termination date; see "The Guaranteed Accounts," page ). We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Contract Year. We would not anticipate making a profit on any future transfer charge.

      If we impose a transfer charge, we will deduct it from the amount being transferred. All transfers requested on the same Valuation Day are treated as one transfer transaction. Any future transfer charge will not apply to transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features, transfers resulting from loans, or if there has been a material change in the investment policy of the Fund from which the transfer is being made. These transfers will not count against the twelve free transfers in any Contract Year.

PREMIUM TAXES

         If a governmental entity imposes premium taxes, we make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax, currently ranging up to 3.5%. We will pay premium taxes at the time imposed under applicable law. Where we are required to pay this premium tax, we may deduct an amount equal to premium taxes from the Premium Payment. We currently intend to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, we currently expect to make deductions for premium taxes at the time of Annuitization, death of the Owner, or surrender, although we also reserve the right to make such a deduction at the time we pay premium taxes to the applicable taxing authority.

CHARGE FOR OPTIONAL ENHANCED DEATH BENEFIT RIDER


         Annual charges are made if you elect the optional Enhanced Death Benefit Rider. See "Optional Enhanced Death Benefit Rider," page 36. The annual charge for the Enhanced Death Benefit Rider is 0.20% of Contract Value as of the date the charge is deducted. The annual charge will be deducted at issue (or at the time of election, if elected after issue), and then on each Contract Anniversary thereafter, up to and including the Contract Anniversary on which you are age 80 on an age on nearest birthday basis. After such Contract Anniversary, we will discontinue the charge. We will make the charge pro rata from the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.


OTHER CHARGES

         The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds. Information on the fees and expenses for the Funds is set forth in "Underlying Fund Annual Expenses" on page 5.

         More detailed information is contained in the Funds' prospectuses which accompany this prospectus.

         We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the Contracts. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts. (See "Distribution of Contracts", page 48).

                        CONTRACT RIGHTS AND PRIVILEGES

FREE LOOK

         You may revoke the Contract at any time between the Date of Issue and the date 10 days after receipt of the Contract and receive a refund of the Contract Value plus any charges assessed at issue, including the Annual Contract Fee, charge for the optional Enhanced Death Benefit Rider, and any premium tax, unless otherwise required by state and/or federal law. Some states may require a longer free look period. Where the Contract Value is refunded, you will have borne the investment risk and been entitled to the benefit of the investment performance of the chosen Subaccounts during the time the Contract was in force.

         In the case of IRA's and states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

         In order to revoke the Contract, it must be mailed or delivered to our Home Office. Mailing or delivery must occur on or before 10 days after receipt of the Contract for revocation to be effective. In order to revoke the Contract, if it has not been received, written notice must be mailed or delivered to the Home Office.

         The liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to you will be paid by us.

LOAN PRIVILEGE - TAX SHELTERED ANNUITIES

         Subject to approval in your state, if you own a section 403(b) Tax-Sheltered Annuity Contract, loans will be available on your Contract. Loans will be subject to the terms of the Contract and the Code.


         If a loan provision is included in your Tax-Sheltered Annuity Contract, loans will be available anytime prior to the Annuitization Date. We may limit the number of loans available on a single contract. You will be able to borrow a minimum of $1500 (we may permit lower amounts). The maximum loan balance which may be outstanding at any time on your Contract is 90% of the sum of Contract Value, outstanding loans and accrued interest on loans minus the CDSC that would apply if you surrendered your Contract (see "The Guaranteed Accounts", page , if you are taking a loan from amounts in a Guaranteed Account). In no event may the aggregate amount borrowed from all your Tax-Sheltered Annuities or other Qualified Contracts, including this Contract, exceed the lesser of:


         (a) 50% of the combined nonforfeitable account balances of all your Tax-Sheltered Annuities or other Qualified Contracts (or in the case of non-ERISA Plans, $10,000 if greater); and

         (b)      $50,000.

The $50,000 limit will be reduced by the excess (if any) of the highest loan balances owed during the prior one-year period over the loan balance on the date the loan is made. The highest loan balance owed during the prior one-year period may be more than the amount outstanding at the time of the loan, if an interest payment or principal repayment has been made.

         All loans will be made from the Collateral Fixed Account. When a loan is taken an amount equal to the principal amount of the loan will be transferred to the Collateral Fixed Account. We will transfer to the Collateral Fixed Account an amount equaling the loan from the Subaccounts of the Variable Account and unloaned portion of the Fixed Account in the same proportion that such amounts bear to the total Contract Value. No CDSC is deducted at the time of the loan or on any transfers to the Collateral Fixed Account.

         Until the loan is repaid in full, that portion of the Collateral Fixed Account equal to the outstanding loan balance shall be credited with interest at an annual rate we declare from time to time, but will never be less than an annual rate of 3.0%. On each Contract Anniversary and on each date that a loan repayment is received, any amount of interest credited on the Collateral Fixed Account will be allocated among the Fixed Account and the Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

         Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years. Loans used to purchase your principal residence must be repaid within 20 years. During the loan term, the outstanding balance of the loan will continue to accrue interest at annual rates specified in the loan agreement or an amendment to the loan agreement. The maximum interest rate will be the greater of :

         - the Moody's Corporate Bond Yield Average - Monthly Average Corporates, as published by Moody's Investors Service, Inc., or its successor, (or if that average is no longer published, a substantially similar average), for the calendar month ending two months before the date the rate is determined; or

         -    4%.

         The loan interest rate is subject to change on each Contract Anniversary. If the loan interest rate changes, we will send you a notice of the new loan interest rate and new level payment amount.

We must reduce the loan interest if on a Contract Anniversary the maximum loan interest rate is lower than the interest rate for the previous Contract Year by 0.50% or more. We may increase the loan interest rate if the maximum loan interest rate is at least 0.50% higher than the loan interest rate for the previous Contract Year. The loan interest rate we charge will be equal to or less than the maximum loan interest rate at the time it is determined, and will never be higher than 15%.

         Twenty days prior to the due date of each loan repayment, as set forth in the loan agreement or an amendment to the loan agreement, we will send you a notice of the amount due. Corresponding to the due date of each loan repayment, we will establish a "billing window" defined as the period beginning on the date that we mail the repayment notice (20 days prior to the payment due date) and extending 31 days after the due date.

         Loan repayments received within the billing window that are sufficient to satisfy the amount due will be applied to the Contract as interest and repayment of principal. The amounts of principal and interest set forth in the loan agreement or an amendment to the loan agreement, are the amounts if all loan repayments are made exactly on the due date. The actual amount of a repayment allocated to interest will be determined based on the actual date the repayment is received, the amount of the outstanding loan, and the number of days since the last repayment date. The amount of principal will be the repayment amount minus the interest. The loan principal repayment will, on the date it is received, be allocated among the Fixed Account and Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

         Loan repayments received outside of the billing window will be processed as a repayment of principal only. Only repayments received within the billing window may satisfy the amount due. If a payment received within the billing window is less than the amount due, it will be returned to you.

         If a loan repayment that is sufficient to satisfy the amount due is not made within the billing window, then the entire balance of the loan will be considered in default. This amount may be taxable to the borrower, and may be subject to the early withdrawal tax penalty. If you are not eligible to take a distribution pursuant to the Contract or plan provisions, the deemed distribution will be reportable for tax purposes, but will not be offset against the Contract Value until such time as a distribution may be made. On each Contract Anniversary, while a loan is in default, interest accrued on loans will be added to the outstanding loans.

         If you surrender your Contract while a loan is outstanding, you will receive the Cash Surrender Value, which is reduced to reflect the loan outstanding plus accrued interest. If the Owner/Annuitant dies while the loan is outstanding, the Death Benefit will also be reduced to reflect the amount of the loan outstanding plus accrued interest. If annuity payments start while the loan is outstanding, the Contract Value will be reduced by the amount of the outstanding loan plus accrued interest. Until the loan is repaid, we may restrict any transfer of the Contract which would otherwise qualify as a transfer as permitted in the Code.

         Loans may also be subject to additional limitations or restrictions under the terms of the employer's plan. Loans permitted under this Contract may still be taxable in whole or part if the participant has additional loans from other plans or contracts. We will calculate the maximum nontaxable loan based on the information provided by the participant or the employer. In addition, if the section 403(b) Tax-Sheltered Annuity Contract is subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), a loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. You should seek competent legal advice before requesting a loan.

         If a loan is outstanding, all payments received from you will be considered loan repayments. Any payments received from your employer will be considered premium payments. We reserve the right to modify the terms or procedures associated with the loan privilege in the event of a change in the laws or regulations relating to the treatment of loans. We also reserve the right to assess a loan processing fee. IRA's, Non-Qualified Contracts and Qualified Contracts other than section 403(b) Tax-Sheltered Annuity Contracts are not eligible for loans.

SURRENDER AND WITHDRAWAL

         At any time prior to the Annuitization Date (or thereafter if Payment Option 1 has been elected) you may, upon proper written application deemed by us to be in good order, surrender the Contract. "Proper written application" means that you must request the surrender in writing and include the Contract. We may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.

         We will, upon receipt of any such written request, pay to you the Cash Surrender Value. The Cash Surrender Value will reflect any applicable CDSC (see "Contingent Deferred Sales Charge", page 25), any outstanding loan and accrued interest, and, in certain states, a premium tax charge (see "Premium Taxes", page 27). The Cash Surrender Value may be more or less than the total of Premium Payments you made, depending on the market value of the underlying Fund shares, the amount of any applicable CDSC, and other factors.

         We will normally not permit Withdrawal or Surrender of Premium Payments made by check within the 15 calendar days prior to the date the request for Withdrawal or Surrender is received.

         At any time before the death of the Owner and before the Contract is annuitized, the Owner may make a Withdrawal of a portion of the Contract Value. The minimum Withdrawal is $500, except where the Withdrawal is part of an automated process of paying investment advisory fees to the Owner's investment advisor. At least $3500 in Contract Value must remain after any Withdrawal.


         Generally, Withdrawals in the first Contract Year and Withdrawals in excess of 15% (10% in New Jersey and Washington) of Contract Value as of the most recent Contract Anniversary in any Contract Year are subject to the CDSC. See "Contingent Deferred Sales Charge", page 24. However, in the first Contract Year, a CDSC-free Withdrawal is available in an amount not exceeding 1/12th of 15% (10% in New Jersey and Washington) of each premium payment for each completed month since each Premium Payment. For purposes of determining CDSC-free amounts in the first Contract Year only, all Premium payments received prior to the first Monthly Contract Date will be considered to have been paid at the Date of Issue. One way to access these CDSC-free amounts in the first Contract Year is by setting up a monthly systematic Withdrawal program (see "Available Automated Fund Management Features-Systematic Withdrawals" page 32). Another limited way to make a Withdrawal in the first year without paying a CDSC is to make a Withdrawal which is part of a series of substantially equal periodic payments made for the life of the Owner or the joint lives of the Owner and his or her spouse, under section 72(t)(2)(a)(iv) of the Code. Withdrawals will be deemed to be taken from Net Premium Payments in chronological order, with the oldest Net Premium Payment being withdrawn first. This method will tend to minimize the amount of the CDSC.

         Withdrawals will be taken based on your instructions at the time of the Withdrawal. If you provide specific instructions, amounts must be deducted first from the Variable Account and/or the Guaranteed Accounts, and may only be deducted from the unloaned portion of the Fixed Account to the extent that the Contract Value in the Variable Account and Guaranteed Accounts is insufficient to accomplish the Withdrawal.

         If you do not provide specific allocation instructions, the Withdrawal will be deducted pro rata from the Subaccounts and from the unloaned portion of the Fixed Account. The Withdrawal will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account. If it is necessary to take the Withdrawal from the Guaranteed Accounts, it will be taken pro rata from all Guaranteed Accounts in which there is Contract Value, and within each Guaranteed Account duration, on a first-in-first-out basis.

         Any CDSC associated with a Withdrawal will be deducted from the Subaccounts, the Fixed Account and/or the Guaranteed Accounts based on the allocation percentages of the Withdrawal. Any amount of CDSC that we deduct from a Subaccount which is in excess of the available value in that Subaccount will be deducted pro rata among the remaining Subaccounts and the unloaned portion of the Fixed Account (as above, it will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in such remaining Subaccounts and the unloaned portion of the Fixed Account). If the Withdrawal cannot be processed in accordance with your instructions, then we will notify you through your agent, by telephone or by mail that we cannot process the Withdrawal, and we will not process it until we receive further instructions.


      A Surrender or a Withdrawal may have tax consequences. See "Federal Income Tax Considerations", page 37.

PAYMENTS

         We will pay any funds surrendered or withdrawn from the Variable Account within 7 days of receipt of such request. However, we reserve the right to suspend or postpone the date of any payment or transfer of any benefit or values for any Valuation Period:

         (1) when the New York Stock Exchange ("Exchange") is closed,

         (2) when trading on the Exchange is restricted,

         (3) when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or

         (4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of security holders.

The rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (2) and (3) exist.


         We reserve the right to delay payment of any amounts allocated to the Fixed Account or to a Guaranteed Account which are payable as a result of a Surrender, Withdrawal or loan for up to six months after we receive a written request in a form satisfactory to us.

         If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block an Owner's account and thereby refuse to honor any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.



SURRENDERS AND WITHDRAWALS UNDER A TAX-SHELTERED ANNUITY CONTRACT

         Where the Contract has been issued as a Tax-Sheltered Annuity, the Owner may surrender or make a Withdrawal of part or all of the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Designated Annuitant except as provided below:

         (a) The surrender or Withdrawal of Contract Value attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(A) or (C)), or transfers from a Custodial Account described in
                  Section 403(b)(7) of the Code, may be executed only:

                  1. when the Owner attains age 59 1/2, separates from service, dies, or becomes disabled (within the meaning of Code Section 72(m)(7)); or

                  2. in the case of hardship (as defined for purposes of Code Section 401 (k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

         (b) The surrender and Withdrawal limitations described in (a) above for Tax-Sheltered Annuities apply to:

                  1. salary reduction contributions to Tax-Sheltered Annuities made for plan years beginning after December 31, 1988;

                  2. earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and


                  3. all amounts transferred from 403(b)(7) Custodial Accounts (except that amounts held as of the close of the last plan year beginning before January 1, 1989 and salary reduction contributions (but not earnings) after such date may be withdrawn in the case of hardship).



         (c) Any Distribution other than the above, including exercise of a contractual ten-day free look provision (when available) may result in the immediate application of taxes and penalties and/or retroactive disqualification of a Qualified Contract or Tax-Sheltered Annuity.

         A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification in the event of a ten-day free look, National Life will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Owner. The foregoing is National Life's understanding of the withdrawal restrictions which are currently applicable under Section 403(b)(11) and Revenue Ruling 90-24. Such restrictions are subject to legislative change and/or reinterpretation from time to time. Distributions pursuant to Qualified Domestic Relations Orders will not be considered to be a violation of the restrictions stated in this provision.

         The Contract surrender and Withdrawal provisions may also be modified pursuant to the plan terms and Code tax provisions for Qualified Contracts.

TELEPHONE TRANSACTION PRIVILEGE

      If you elect the telephone transaction privilege, you may make changes in Net Premium Payment allocations, transfers, or initiate or make changes in dollar cost averaging or portfolio rebalancing, and in the case of section 403(b) Tax Sheltered Annuities, take loans up to $10,000, by providing instructions to us at our Home Office over the telephone. You can make the election either on the application for the Contract or by providing a proper written authorization to us. We reserve the right to suspend telephone transaction privileges at any time and for any reason. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

      We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if those reasonable procedures are not followed. The procedures followed for telephone transfers will include one or more of the following:

      (1) requiring some form of personal identification prior to acting on instructions received by telephone,

      (2) providing written confirmation of the transaction, and

      (3) making a tape recording of the instructions given by telephone.

Telephone transfers may not always be available. Telephone systems, whether yours, ours, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.


         Please note that the Contracts are intended for long-term investment by Owners. Excessive, short-term trading practices which attempt "market timing" may disrupt portfolio management strategies and harm the performance of the underlying Funds. As a result, National Life reserves the right to reject any transfer instructions, if an Owner has a history of excessive short-term trading or if in National Life's judgment, an Owner's trading has been or may be disruptive to an underlying Fund.



AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES


         We currently offer the following free automated fund management features. However, we are not legally obligated to continue to offer these features and we may cease offering one or more of such features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued. Only one of Dollar Cost Averaging and Portfolio Rebalancing is available under any single Contract at one time, but either may be used with Systematic Withdrawals.


      Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect it at issue by marking the appropriate box on the initial application and completing the appropriate instruction or after issue by filling out similar information on a change request form and sending it to us.

      If you elect this feature, each month on the Monthly Contract Date we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds. This procedure starts with the Monthly Contract Date next succeeding the Date of Issue or next succeeding the date of an election subsequent to purchase and stops when the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to us.

      This feature allows you to move funds into the various investment classes on a more gradual and systematic basis than the frequency on which Premium Payments ordinarily are made. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower and lower numbers of units being purchased when unit prices are higher. This technique will not assure a profit or protect against a loss in declining markets. For the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

      Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on the premium allocation percentages in effect at the time of the rebalancing. You may elect it at issue by marking the appropriate box on the initial application or after issue by completing a change request form and sending it to us.

      In Contracts utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer takes place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages. This procedure starts with the Monthly Contract Date three, six or twelve months after the Date of Issue and continues on each Monthly Contract Date three, six or twelve months thereafter. Contracts electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Contract Date on or next following the date that the election is received. Subsequent rebalancing transfers occur every three, six or twelve months thereafter. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form.

      If you change the Contract's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

      Portfolio Rebalancing results in periodic transfers out of Subaccounts that have had relatively favorable investment performance and into Subaccounts which have had relatively unfavorable investment performance. Portfolio rebalancing does not guarantee a profit or protect against a loss.



         Systematic Withdrawals. At any time after one year from the Date of Issue, if the Contract Value at the time of initiation of the program is at least $15,000, you may elect in writing to take systematic Withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual or annual basis. You may provide specific instructions as to how the systematic Withdrawals are to be taken, but the Withdrawals must be taken first from the Subaccounts and may only be taken from the unloaned portion of the Fixed Account to the extent that the Contract Value in the Variable Account is insufficient to accomplish the Withdrawal. Moreover, Withdrawals may only be taken from the Guaranteed Accounts to the extent that the Contract Value in the Variable Account and the Fixed Account is insufficient to accomplish the Withdrawal. If you have not provided specific instructions or if specific instructions cannot be carried out, we process the Withdrawals by taking Accumulation Units from all of the Subaccounts in which you have an interest and the unloaned portion of the Fixed Account on a pro rata basis; Contract Value will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Variable Account and the Fixed Account to accomplish the Withdrawal. Each systematic Withdrawal is subject to federal income taxes. In addition, a 10% federal penalty tax may be assessed on systematic Withdrawals if you are under age 59 1/2. If you direct, we will withhold federal income taxes from each systematic Withdrawal. You may elect to have your systematic withdrawal payment electronically transferred to your checking or savings account by submitting the appropriate paperwork deemed by us to be in good order. A systematic Withdrawal program terminates automatically when a systematic Withdrawal would cause the remaining Contract Value to be $3,500 or less. If this happens, then the systematic Withdrawal transaction causing the Contract Value to fall below $3500 will not be processed. You may discontinue systematic Withdrawals at any time by notifying us in writing.



         A CDSC may apply to systematic Withdrawals in accordance with the considerations set forth in "Contingent Deferred Sales Charge", page 25. If you withdraw amounts pursuant to a systematic Withdrawal program, then, in most states, you may withdraw in each Contract Year after the first Contract Year without a CDSC an amount up to 15% of the Contract Value as of the most recent Contract Anniversary (a 10% CDSC-free Withdrawal provision applies in New Jersey and Washington

- see "Contingent Deferred Sales Charge," page 25). Both Withdrawals you request and Withdrawals pursuant to a systematic Withdrawal program will count toward the limit of the amount that may be withdrawn in any Contract Year free of the CDSC. In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC.

         Limited systematic Withdrawals are also available in the first Contract Year (but after 30 days from issue). These systematic Withdrawals are limited to monthly systematic Withdrawal programs only. The maximum aggregate amount for the remaining months of the first Contract Year is the annual amount that may be withdrawn in Contract Years after the first Contract Year free of a CDSC (i.e., either 15% or 10% of the Contract Value, depending on the state). These systematic Withdrawals will not be subject to a CDSC. The other rules for systematic Withdrawals made after the first Contract Year, including the $15,000 minimum Contract Value, minimum $100 payment, and allocation rules, will apply to these systematic Withdrawals.

CONTRACT RIGHTS UNDER CERTAIN PLANS

      Contracts may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the Contract rest with the Owner, which may be the employer or other obligor under the plan, and benefits available to participants under the plan are governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Contract may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

                              THE FIXED ACCOUNT


         Net Premium Payments under the Fixed Account portion of the Contract and transfers to the Fixed Account portion are part of our general account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account including the Guaranteed Account discussed below, are not registered under the Securities Act of 1933 ("Securities Act"), nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the Securities Act or Investment Company Act, and we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the guaranteed interest portion. Disclosures regarding the Fixed Account, the Guaranteed Accounts and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

         Our general account is made up of all our general assets, other than those in the Variable Account and any other segregated asset account. Fixed Account Net Premium Payments will be allocated to the Fixed Account by election of the Owner at the time of purchase or by a later change in allocation of Net Premium Payments. We will invest the assets of the Fixed Account and the Guaranteed Accounts in those assets we choose and allowed by applicable law.


MINIMUM GUARANTEED AND CURRENT INTEREST RATES


         The Contract Value held in the Fixed Account which is not held in a Collateral Fixed Account is guaranteed to accumulate at a minimum effective annual interest rate of 3.0%. We may credit the Contract Value in the unloaned portion of the Fixed Account with current rates in excess of the minimum guarantee but we are not obligated to do so. We have no specific formula for determining current interest rates. Since we, in our sole discretion, anticipate changing the current interest rate from time to time, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts remains in effect for twelve months. In general, National Life expects to set the interest rates applicable to Contract Value held in the Fixed Account at rates which permit National Life to earn a profit on the investment of the funds. At the end of the 12-month period, we reserve the right to declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate of 3.0% per year in our discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account do not share in the investment performance of our general account or any portion thereof.

         Amounts deducted from the unloaned portion of the Fixed Account for the charge for the optional Enhanced Death Benefit Rider, the Annual Contract Fee or transfers to the Variable Account are, for the purpose of crediting interest, accounted for on a last in, first out basis. Amounts deducted from the unloaned portion of the Fixed Account for Withdrawals are accounted for on a first in, first out basis for such purpose.

         National Life reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 3.0% per annum or shorten the period for which the interest rate applies to less than 12 months.

        For Contracts purchased in the State of Washington, no Premium Payments or Contract Value may be allocated to the Fixed Account.

ENHANCED FIXED ACCOUNT


         During special promotional periods (the "offer period"), we may make available to the Contracts a special Fixed Account Option, called the "Enhanced Fixed Account". The Enhanced Fixed Account, when available, allows you to move value into the Variable Account on a gradual and systematic basis, while earning interest at a higher fixed rate that that otherwise offered on the Fixed Account on your value while it awaits transfer into the Variable Account. You should keep in mind that the interest rate applicable to the Enhanced Fixed Account applies only for a specified period of time and to a principal balance in the Enhanced Fixed Account which declines over time as funds are moved into the Variable Account.



        During an offer period (which will be from time to time at our discretion), the Enhanced Fixed Account will be available to new and existing Contract Owners who make a one-time new Premium Payment of at least a minimum dollar amount we specify at the time of the offer. Contract Value in the Enhanced Fixed Account will accumulate at an effective annual interest rate in excess of the current rates then being credited to Contract Value in the Fixed Account. We will declare the interest rate for the Enhanced Fixed Account at the time of the offer in our discretion, and this interest rate will apply for the entire offer period. When we set an offer period, we will announce all the terms of the Enhanced Fixed Account, and post this information on our web site at www.nationallife.com.


         We may make more than one offer with respect to an Enhanced Fixed Account at the same time. If we do, we will reserve the right to allow you to participate in only one such offer at a time. In that case, once you have transferred all Contract Value out of the Enhanced Fixed Account under the terms of a given offer, you may participate in subsequent offers subject to the preceding condition and subject to any qualifying rules of any subsequent offers. Any Contract Value in the Enhanced Fixed Account accepted under one offer may not be transferred to any subsequent or concurrent offer. Offer availability and interest rates are determined solely by the date of receipt of the eligible new Premium Payment in our Home Office.


        We will require that the Contract Value in the Enhanced Fixed Account be systematically transferred on a monthly basis from the Enhanced Fixed Account to the Subaccounts. The required monthly transfer amount will be a percentage of the Premium Payment allocated to the Enhanced Fixed Account. We will declare this percentage at the time of the offer, in our discretion. Each month on the Monthly Contract Date, the monthly transfer amount will be transferred from the Enhanced Fixed Account to the Subaccounts and in the percentage amounts selected by the Owner (other than the Money Market Subaccount), until the Contract Value in the Enhanced Fixed Account is exhausted.

        The Enhanced Fixed Account will be part of the Fixed Account described above.

        Transfers into the Enhanced Fixed Account will not be allowed. The Owner may transfer Contract Value out of the Enhanced Fixed Account at any time, by making a transfer request. If the entire Contract Value in the Enhanced Fixed Account is transferred out, the program ends. If less than the entire Contract Value in the Enhanced Fixed Account is transferred out, the scheduled monthly transfers will continue until the Enhanced Fixed Account is exhausted.


         The Owner may terminate participation in the Enhanced Fixed Account at any time by notifying National Life at its Home Office. This will result in all value in the Enhanced Fixed Account being transferred in accordance with the Owner's then-current premium allocation.


        Withdrawals from the Enhanced Fixed Account will be allowed, in the same manner as for other Withdrawals, but will be subject to any applicable CDSC.

        For Contracts utilizing the Enhanced Fixed Account, National Life reserves the right to reduce the number of different Subaccounts, other than the Money Market Subaccount, that may be used by the Contract over its entire lifetime. If only one offer is utilized, the number of available Subaccounts will be reduced from 16 to 15. If more than one offer is utilized, the number of available Subaccounts may be reduced from 16 to 14. Guaranteed Accounts, as described below, are not available for the systematic transfers out of the Enhanced Fixed Account.

         This program is not available simultaneously with Dollar Cost Averaging or Portfolio Rebalancing, but is available with Systematic Withdrawals. Also, if you elect to receive benefits under an Accelerated Benefits Rider while you have Contract Value in the Enhanced Fixed Account, your Contract Value in the Enhanced Fixed Account will immediately be transferred to the Money Market Subaccount.


        During the offer period we may permit, in our discretion, additional Premium Payments on the same Contract to be allocated to the Enhanced Fixed Account. If we do so, we will add a declared percentage of the new Premium Payment to the original monthly transfer amount, the same instructions for allocating to the Subaccounts will apply, and the program will continue to operate until the Contract Value in the Enhanced Fixed Account is exhausted.

        We may need to refund Premium Payments intended for the Enhanced Fixed Account if they are less than the minimum required, if they are received after the end of the offer period, or if, for any other reason, the written instructions of the Owner cannot be carried out. We may hold these Premium Payments for up to 20 days before refunding them. Any amounts refunded will be credited with interest at 5%.


         The Enhanced Fixed Account will not be available in the State of Washington.

                             THE GUARANTEED ACCOUNTS


         Contract Owners may also allocate Net Premium Payments and/or Contract Value to one or more Guaranteed Accounts. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment, if the Contract Value remains in the Guaranteed Account for the specified period of time. Guaranteed Accounts are available for 3, 5, 7 and 10 year periods.

           Like the Fixed Account described above, Net Premium Payments under any Guaranteed Account and transfers to any Guaranteed Account are part of National Life's general account, which supports its insurance and annuity obligations.

INVESTMENTS IN THE GUARANTEED ACCOUNTS

           You may invest in a Guaranteed Account by allocating Net Premium Payments to the Guaranteed Account of the desired 3, 5, 7, or 10 year period, either on the application or by a later change in Net Premium Payment allocation. You may also transfer Contract Value from the Variable Account to a Guaranteed Account with the desired 3, 5, 7 or 10 year period by making a written transfer request, or by telephone if the telephone transaction privilege (see page ) applies. Transfers from the Fixed Account to a Guaranteed Account are permitted only to the same extent described on page for transfers from the Fixed Account to the Variable Account.

           All deposits into a Guaranteed Account are subject to a $500 minimum. If such an allocation would result in a deposit to a Guaranteed Account of less than $500, such Net Premium Payments will be allocated instead to the Money Market Subaccount.

           You may not invest in a Guaranteed Account where the end of the guarantee period for such Guaranteed Account is later than your Contract's Maturity Date.

           Interest at a specified rate will be guaranteed to be credited to all Contract Value in a particular Guaranteed Account for the entire specified period, if the Contract Value remains in that Guaranteed Account for the entire specified period. We expect to change the specified rates for new investments in Guaranteed Accounts from time to time based on returns then available to us for the specified periods, but such changes will not affect the rates guaranteed on previously invested Contract Value. We expect to set the rates for the Guaranteed Accounts such that we will earn a profit on the investment of the funds. If you surrender your Contract or withdraw or transfer Contract Value out of the Guaranteed Account prior to the end of the specified period, a variable adjustment referred to in this Prospectus as a "market value adjustment" will be applied to such Contract Value before the surrender, Withdrawal or transfer. This market value adjustment is described in detail below.

           Currently there is no charge, apart from any market value adjustment as referred to above, for transfers into or out of a Guaranteed Account. However, although we have no present intention to impose a transfer charge in the foreseeable future, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Contract Year. Transfers into and out of a Guaranteed Account, other than at the termination of a Guaranteed Account, would count toward such limits.

           Each different Guaranteed Account duration used during the life of a Contract (i.e., the 3, 5, 7 or 10 year Guaranteed Accounts) will reduce by one the number of available different Subaccounts available under a single Contract over its entire life from 16 plus the Money Market Subaccount. Repeated use of the same duration Guaranteed Account, however, will not use up additional available Subaccounts.

           We may at any time change the number and/or duration of Guaranteed Accounts we offer. Any such changes will not affect existing allocations to Guaranteed Accounts at the time of the change.

TERMINATION OF A GUARANTEED ACCOUNT

           The termination date for a particular Guaranteed Account will be the anniversary of the date Contract Value is credited to the Guaranteed Account. For example, if Contract Value is transferred to a 5 year Guaranteed Account on May 1, 2002, the termination date for this Guaranteed Account is May 1, 2007, or the next following Valuation Day if May 1, 2007 is not a Valuation Day.

           We will notify you in writing of the termination of your Guaranteed Account. Such notification will normally be mailed approximately 45 days prior to the termination date for the Guaranteed Account. During the 30 day period prior to the termination date (the "30 day window"), you may provide instructions to reinvest the Contract Value in the Guaranteed Account, either as of the date we receive your instructions, or the termination date (or the next Valuation Day, if the date we receive your instructions or the termination date is not a Valuation Day), in any of the Subaccounts of the Variable Account, in the Fixed Account, or in any Guaranteed Account that we may be offering at that time. No market value adjustment will apply to any such reinvestment made as the result of instructions received during the 30 day window. In the event that you do not provide instructions during the 30 day window as to how to reinvest the Contract Value in a Guaranteed Account, we will, on the termination date, or the next following Valuation Day if the termination date is not a Valuation Day, transfer the Contract Value in the Guaranteed Account to the Money Market Subaccount of the Variable Account. No market value adjustment will be applied to this transfer. You will then be able to transfer the Contract Value from the Money Market Subaccount to any other available investment option whenever you like.

MARKET VALUE ADJUSTMENT

           Contract Value allocated to a Guaranteed Account is not restricted from being surrendered, withdrawn, transferred or annuitized prior to the termination date of the Guaranteed Account. However, a market value adjustment will be applied to a surrender of your Contract or any such Contract Value withdrawn or transferred (we refer to a surrender, Withdrawal or transfer before the 30 day window as an "MVA Withdrawal") from the Guaranteed Account prior to the 30 day window before its termination date.

           We will apply the market value adjustment before we deduct any applicable CDSC or taxes. A market value adjustment will apply to Withdrawals from a Guaranteed Account prior to the 30 day window before its termination date even if a waiver of the CDSC applies to such a Withdrawal.

           A market value adjustment reflects the change in current interest rates since we established a Guaranteed Account. The market value adjustment may be positive or negative. Adjustments may be limited in amount, as described in more detail below.

           Generally, if at the time of your MVA Withdrawal the applicable index interest rate for maturities equal to the time remaining before the termination date of your Guaranteed Account are higher than the applicable index interest rate for maturities equal to the period of your Guaranteed Account at the time of your investment in the Guaranteed Account, then the market value adjustment will result in a reduction of your Contract Value. If the opposite is true at the time of your MVA Withdrawal, then the market value adjustment will result in an increase in your Contract Value. However, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at 3% per annum.

           We compute the amount of a market value adjustment as the lesser of
(1) and (2) below. The market value adjustment will be positive if (1) below is positive. It will be negative if (1) below is negative.

         (1) the absolute value of the Contract Value subject to the market value adjustment times:

                     ((1+i)/(1+j+c))n/12 - 1

       where

i = the interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available at the time of the initial deposit for the Guaranteed Account duration. n = the number of whole months until the termination date of the Guaranteed Account j = the current interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available for a period of length n/12, rounded down to the next whole year. If there is no interest rate for the maturity needed to calculate i or j, we will use straight line interpolation between the interest rate for the next highest and next lowest maturities to determine that interest rate. If the maturity is less than one year, we will use the index rate for a one-year maturity. c = a constant, .0025 in most jurisdictions.

       or

       (2) the amount initially deposited into the Guaranteed Account times:

           ((1+k)d/365 - (1.03)d/365) - the sum of all

           [TRANSFERT((1+k)e/365 -(1.03)e/365)]

       where

 k = the interest rate guaranteed for the guaranteed period.
d = (365 times the number of complete years since the initial deposit into the Guaranteed Account) plus the number of days since the last anniversary of such initial deposit (or the initial deposit date if less than one year has elapsed since the initial deposit) to the current date.
TRANSFERT = a transfer from the Guaranteed Account on day T.
e = (365 times the number of complete years since T to the current transfer date) plus the number of days from the last anniversary of T (or the days since T if less than one year has elapsed).

     If you have made more than one deposit into a Guaranteed Account, and you do not instruct us otherwise, we will treat Withdrawals and transfers as coming from such Guaranteed Accounts on a pro rata basis, and within Guaranteed Accounts with the same initial guarantee period, on a first-in-first-out basis; that is, Contract Value with the earliest date of deposit into a Guaranteed Account will be withdrawn or transferred prior to Contract Value with later dates of deposit into such Guaranteed Account.

     A market value adjustment will be applied to Funds transferred from a Guaranteed Account to collateralize a loan, whether for the initial loan or for loan interest.

We will not apply a market value adjustment to:

             - any MVA Withdrawal during the 30 day window
             - Death Benefit proceeds
             - your Contract on its Maturity Date; or
             - any deduction from a Guaranteed Account made to cover the Annual
               Contract Fee or Rider Charges.

EXAMPLES

Example #1:

      Original Deposit:  $10,000
      Original Deposit Date:  May 1, 2002
      The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 7.0%.

      On May 1, 2004, the Owner wishes to transfer the full amount from the seven-year Guaranteed Account. There are 60 months remaining in the original guaranteed period. The five year rate from the index on May 1, 2004 is 5.5%. The seven-year rate from the index as of May 1, 2002 is 6.75%. 730 days have elapsed since the initial deposit date of May 1, 2002. The Contract Value in this Guaranteed Account on May 1, 2004 is $11,449.00. (10,000 x 1.072).

      The first part of the market value adjustment formula gives:

      $11,449.00 x(((1+0.0675)/(1+0.055+.0025))60/12 - 1) =  $551.66.

      The second part of the market value adjustment formula gives:

      $10,000 x ((1 + 0.07)730/365 - (1 + 0.03)730/365) = $840.00

      The amount of the market value adjustment is the lesser of the absolute value of the first part, $551.66, and of the second part, $840.00. Since the result of the first part is positive, the market value adjustment is an increase in Contract Value.

      The amount of the transfer will be $11,449.00 + 551.66 = $12,000.66.

EXAMPLE #2

      Original Deposit:  $10,000
      Original Deposit Date:  May 1, 2002
      The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 7.0%.

      On May 1, 2004, the Owner wishes to transfer the full amount from the seven-year guaranteed account. There are 60 months remaining in the original guaranteed period. The five year rate from the index on May 1, 2004 is 8.5%. The seven-year rate from the index as of May 1, 2002 is 6.75%. 730 days have elapsed since the initial deposit date of May 1, 2002. The Contract Value in this Guaranteed Account on May 1, 2004 is $11,449.00. (10,000 x 1.072).

      The first part of the market value adjustment formula gives:

      $11,449.00 x (((1+0.0675)/(1+0.085+.0025))60/12 - 1)  =  -$1,014.76.

      The second part of the market value adjustment formula gives:

      $10,000 x (( 1 + 0.07 )730/365 - ( 1 + 0.03 )730/365 ) = $840.00

      The amount of the market value adjustment is the lesser of the absolute value of the first part, $1,014.76, and of the second part, $840.00. Since the result of the first part is negative, the market value adjustment is a reduction in Contract Value.

      The amount of the transfer will be $11,449.00 - $840.00 = $10,609.00.

      Note that the amount $10,609.00 is $10,000 accumulated for two years at 3%. In this example, the market value adjustment was restricted to the amount of interest earned by the Guaranteed Account in excess of 3.0%. Had the market value adjustment been positive in this example, it still would have been restricted to $840.00.

  OTHER MATTERS RELEVANT TO THE GUARANTEED ACCOUNTS

           If you have Contract Value allocated to a Guaranteed Account when you or a Joint Owner dies, no market value adjustment will be applied to such Contract Value before the Death Benefit is paid.

           If you own a section 403(B) Tax-Sheltered Annuity Contract on which loans are available, and you need to borrow Contract Value that is allocated to a Guaranteed Account, you must transfer all Contract Value allocated to a Guaranteed Account to a Subaccount of the Variable Account or to the Fixed Account prior to the processing of the loan. A market value adjustment will apply to such transfer. We will allocate loan repayments to the Subaccounts of the Variable Account and to the unloaned portion of the Fixed Account according to your premium allocation percentages in effect at the time of the repayment. While a loan is outstanding, premiums may not be allocated to the Guaranteed Accounts.

           The Guaranteed Accounts are not available in the states of Washington and New Jersey. In addition, as of the date of this Prospectus, the Guaranteed Accounts have not yet been approved in Oregon or New York. In Texas, only Contracts issued after April 8, 2002 are eligible to invest in the Guaranteed Accounts.

  PRESERVER PLUS PROGRAM

           Under this program, you may place a portion of a Net Premium Payment, into a 7 year or 10 year Guaranteed Account that will grow with guaranteed interest to 100% of that Net Premium Payment. We will calculate the portion of the Net Premium Payment needed to accumulate over the chosen guarantee period to 100% of the Net Premium Payment. The balance of the Net Premium Payment may be allocated to the Subaccounts of the Variable Account, the Fixed Account, or other Guaranteed Accounts in any manner you desire, subject to our normal allocation rules.

           Amounts allocated to a Guaranteed Account under this program will not equal the original Net Premium Payment if any transfer or Withdrawal is made from the Guaranteed Account prior to the end of the guarantee period.

                    OPTIONAL ENHANCED DEATH BENEFIT RIDER



         You may choose to include the Enhanced Death Benefit Rider in your Contract. The Rider is subject to the restrictions and limitations set forth in it. Election of this optional benefit involves an additional cost. This Rider is not available in Texas. If you elected the Enhanced Death Benefit Rider, then the following enhanced death benefit will be payable to the Beneficiary if you (or the Annuitant if the Owner is not a natural person) die prior to the Contract Anniversary on which you are age 81on an age on nearest birthday basis ( or in the case of Joint Owners, if the first of the Joint Owners to die dies prior to the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), and prior to annuitization. The Enhanced Death Benefit will equal the highest of:

         (a) the basic Death Benefit as described on page 21; and



         (b) the largest Contract Value as of any prior Contract Anniversary after the Enhanced Death Benefit Rider was applicable to the Contract, plus Net Premium Payments, minus any Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any loan taken and accrued interest thereon, in each case since such Contract Anniversary.

         We calculate this as of the date we receive due proof of death. Any applicable premium tax charge payable on your death will be applied to reduce the value of the determined enhanced death benefit (see "Premium Taxes, page
27).


         If you (or the Annuitant if the Owner is not a natural person) die on or after the Contract Anniversary on which you are age 81 on an age on nearest birthday basis (or in the case of Joint Owners, if the first of the Joint Owners to die dies on or after the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), or after annuitization, the death benefit will not be enhanced and will be an amount equal to Contract Value, less any applicable premium tax charge.

         The Enhanced Death Benefit Rider is available at issue if the Owner (or the Annuitant if the Owner is not a natural person, or the oldest of Joint Owners) is age 75 or younger, on an age on nearest birthday basis on the Date of Issue of the Contract. It is available after issue if the Owner (or the Annuitant if the Owner is not a natural person, or the oldest of Joint Owners) is age 75 or younger, on an age on nearest birthday basis on the Contract Anniversary on which the Rider is being added, and only on a Contract Anniversary and only if at the time of the Rider is requested the Contract Value is greater than the total of all Net Premium Payments less all Withdrawals, and any outstanding loan on the Contract and accrued interest on such loan.

           The annual charge for this Rider is 0.20% of Contract Value. After the Contract Anniversary on which you (or the Annuitant, if the Owner is not a natural person) are age 80 on an age on nearest birthday basis (or in the case of Joint Owners, after the Contract Anniversary in which the oldest Joint owner is age 80 on an age on nearest birthday basis), we discontinue the charge. See "Charge for Optional Enhanced Death Benefit Rider", page 26.

         It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.


         We distribute the Enhanced Death Benefit in the same manner as the normal Death Benefit. See "Death of Owner", page 22.



                      OPTIONAL ACCELERATED BENEFIT RIDERS

         If the Contract has been in force for at least five years, the Accelerated Benefit Riders provide accelerated Death Benefits prior to the death of the covered person in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. The terminal illness or chronic illness must have begun while the Contract was in force. Benefits accelerated under these Riders are discounted for interest and mortality. Once benefits have been accelerated, the Contract terminates. There is no cost for these Riders. They can be included in the Contract at issue, or they can be added after issue, for a covered person at the time of Contract issue whose age, on an age on nearest birthday basis, is 0-75.

         The covered person is the Owner, unless the Owner is not a person, in which case the covered person is the Annuitant. If there are Joint Owners, then each are considered covered persons. If the covered person changes, then the Contract is not eligible for acceleration until the Contract has been in force five years from the date of the change.

         These Riders may not be available in all states and its terms may vary by state. These Riders will not be available in New York, Texas, Virginia and Washington. As of the date of this Prospectus, California, Oregon and Pennsylvania have not yet approved these Riders. Connecticut, Kansas, Louisiana, Minnesota, New Jersey, South Carolina and Utah only allow the terminal illness portion of the Riders.

         Any amount received under an Accelerated Benefits Rider should be taxed in the same manner as a surrender of the Contract. See "Federal Income Tax Considerations", below.


                      FEDERAL INCOME TAX CONSIDERATIONS

         The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws.


         If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Because the tax benefits of annuity contracts may not be needed in the context of Qualified Contracts, you generally should not buy a Qualified Contract for the purpose of obtaining tax deferral.


TAXATION OF NON-QUALIFIED CONTRACTS

         Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

         The following discussion generally applies to Contracts owned by natural persons.


         Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. It is possible that a positive market value adjustment at the time of a Withdrawal from a Guaranteed Account may be treated as part of the Contract Value immediately prior to the distribution. A tax advisor should be consulted on this issue. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.


         Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

         --       made on or after the taxpayer reaches age 59 1/2

         --       made on or after the death of an Owner;

         --       attributable to the taxpayer's becoming disabled; or

         -- made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

         Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

         Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.


         Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.


         Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


         Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.


TAXATION OF QUALIFIED CONTRACTS

         The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.



         Individual Retirement Accounts (IRAs), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions up to a maximum amount specified in the Code. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional Enhanced Death Benefit provision in the Contract comports with IRA qualification requirements.



         SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a maximum amount specified in the Code. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.



         Roth IRAs, as described in Code section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

         Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

         Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and
(3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity. Because the Death Benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.


         Section 457 Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment for his or her deferred compensation account. For non-governmental Section
457 plans, all such investments are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.



         Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan or adoption agreement, or consult a tax advisor for more information about these distribution rules.


         Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.



         "Eligible rollover distributions" from section 401(a) plans, Section 403(a) annuities and Section 403(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, certain distributions of after tax contributions, distributions in a specified annuity form or hardship distribution.

The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan, Section 403(b) plan, governmental Section 457 plans, or an IRA.


POSSIBLE TAX LAW CHANGES

         Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

         We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.


         For additional information relating to the tax status of the Contract, see the Statement of Additional Information.




                              GENDER NEUTRALITY

         In 1983, the United States Supreme Court held that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964 vary between men and women on the basis of sex. The Court applied its decision to benefits derived from contributions made on or after August 1, 1983. Lower federal courts have since held that the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, some states prohibit using sex-distinct mortality tables.

         The Contract uses sex-distinct actuarial tables, unless state law requires the use of sex-neutral actuarial tables. As a result, the Contract generally provides different benefits to men and women of the same age. Employers and employee organizations which may consider buying Contracts in connection with any employment-related insurance or benefits program should consult their legal advisors to determine whether the Contract is appropriate for this purpose.


                                VOTING RIGHTS

         Voting rights under the Contracts apply only with respect to Net Premium Payments or accumulated amounts allocated to the Variable Account.

         In accordance with our view of present applicable law, we vote the shares of the Funds held in the Variable Account at regular and special meetings of the shareholders of the Funds. These shares are voted in accordance with instructions received from you if you have an interest in the Variable Account. If the Investment Company Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

         The person having the voting interest under a Contract is the Owner. The number of Fund shares attributable to each Owner is determined by dividing the Owner's interest in each Subaccount by the net asset value of the Fund corresponding to the Subaccount.

         We determine the number of shares which a person has the right to vote on a date we choose not more than 90 days prior to the meeting of the Fund. We solicit voting instructions by written communication at least 21 days prior to such meeting.

         We vote Fund shares held in the Variable Account as to which no timely instructions are received in the same proportions as the voting instructions we receive with respect to all contracts participating in the Variable Account.

         Each person having a voting interest will receive periodic reports relating to the Funds, proxy material and a form with which to give such voting instructions.

                         CHANGES TO VARIABLE ACCOUNT


         We reserve the right to create one or more new separate accounts, combine or substitute separate accounts, or to add new investment Funds for use in the Contracts at any time. In addition, if the shares of the Funds described in this Prospectus should no longer be available for investment by the Variable Account or, if in our judgment further investment in such Fund shares should become inappropriate, we may eliminate Subaccounts, combine two or more Subaccounts or substitute one or more Funds for other Fund shares already purchased or to be purchased in the future under the Contract. The other Funds may have higher fees and charges than the ones they replaced, and not all Funds may be available to all classes of Contracts. No substitution of securities in the Variable Account may take place without prior approval of the Securities and Exchange Commission and under such requirements as it may impose. We may also operate the Variable Account as a management investment company under the Investment Company Act, deregister the Variable Account under the Investment Company Act (if such registration is no longer required), transfer all or part of the assets of the Variable Account to another separate account or to the Fixed Account (subject to obtaining all necessary regulatory approvals), and make any other changes reasonably necessary under the Investment Company Act or applicable state law.


                                 ADVERTISING
YIELD


         A "yield" and "effective yield" may be advertised for the Sentinel VPT Money Market Portfolio Subaccount. "Yield" is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the Subaccount's units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a 52-week period. The "effective yield" is calculated similarly but includes the effect of assumed compounding, calculated under rules prescribed by the Securities and Exchange Commission. The effective yield will be slightly higher than yield due to this compounding effect. Please note that during extended periods of low interest rates, the yields on the Sentinel VPT Money Market Subaccount may become extremely low, and possibly even negative.



PERFORMANCE

         We may also from time to time advertise the performance of the Subaccounts of the Variable Account relative to the performance of other variable annuity subaccounts or funds with similar or different objectives, or the investment industry as a whole. Other investments to which the Subaccounts may be compared include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; CDs; bank money market deposit accounts and passbook savings; and the Consumer Price Index.

         Market Comparisons. The Subaccounts of the Variable Account may also be compared to certain market indexes, which may include, but are not limited to: S&P 500; Shearson/Lehman Intermediate Government/Corporate Bond Index; Shearson/Lehman Long-Term Government/Corporate Bond Index; Donoghue Money Fund Average; U.S. Treasury Note Index; Bank Rate Monitor National Index of 2 Year CD Rates; and Dow Jones Industrial Average.

         Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to: Lipper Analytical Services, Inc., CDA/ Wiesenberger, Morningstar, Donoghue's; magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, National Underwriter, U.S. News and World Report; rating services such as LIMRA, Value, Best's Agent Guide, Western Annuity Guide, Comparative Annuity Reports; and other publications such as the Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. In addition, Variable Annuity Research & Data Service (The VARDS Report) is an independent rating service that ranks over 500 variable annuity funds based upon total return performance. These rating services and publications rank the performance of the Funds against all funds over specified periods and against funds in specified categories. The rankings may or may not include the effects of sales or other charges.

         Rating Services. We are also ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best. The purpose of these ratings is to reflect our financial strength or claims-paying ability. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend us or the Contracts. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

         Historical Performance. We may from time to time advertise several types of historical performance for the Subaccounts of the Variable Account. We may advertise for the Subaccounts standardized "average annual total return," calculated in a manner prescribed by the Securities and Exchange Commission, and nonstandardized "adjusted historic average annual total return."

         Standardized Average Annual Total Return. Standardized Average Annual Total Return will show the percentage rate of return of a hypothetical initial investment of $1,000 for at least the most recent one, five and ten year period, or for a period covering the time the Subaccount has been in existence, if the Subaccount has not been in existence for one of the prescribed periods. This calculation reflects the deduction of all applicable charges made to the Contracts except for premium taxes, which may be imposed by certain states.



         The charts below show Standardized Average Annual Total Return for the Subaccounts for the indicated periods. For the purposes of calculating Standardized Average Annual Total Return, the Mortality and Expense Risk Charge of 1.25%, the Administration Charge of 0.15%, the Annual Contract Fee of $30.00, the applicable CDSC, the optional Enhanced Death Benefit Rider charge of 0.20% were deducted. For purposes of computing the Annual Contract Fee, the Annual Contract Fee has been converted into a per-dollar per-day charge, by determining what the total Annual Contract Fees would be on the Contracts in force on December 31, 2001 at their Contract Values on December 31, 2001, and dividing by the total Contract Value in the Variable Account of all Contracts in force on December 31, 2001. The charge works out to 0.05% per annum.



         Based on the method of calculation described above, and assuming the optional Enhanced Death benefit Rider is not elected, the Standardized Average Annual Total Returns for the Subaccounts for the periods ending December 31, 2001 were:






Standardized Average Annual Total Return
(Assumes the Enhanced Death Benefit Rider Is Not Elected)

                                            1 Year to      5 Years to      10 Years to     Life of Subaccount        Date Subaccount
                                            12/31/2001     12/31/2001      12/31/2001          to 12/31/01              Effective
-----------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock(1)                 -16.41%          N/A             N/A                   3.81%               07/02/1997
Sentinel VPT Growth Index                    -21.68%          N/A             N/A                 -23.68%               12/01/2000
Sentinel VPT Mid Cap Growth(2)               -32.35%          N/A             N/A                   5.10%               07/02/1997
Sentinel VPT Money Market(3)                  -4.77%          N/A             N/A                   2.97%               07/02/1997
Sentinel VPT Small Company(4)                 -3.16%          N/A             N/A                  14.35%               07/02/1997
Alger American Growth                        -20.08%          N/A             N/A                   9.10%               07/02/1997
Alger American Leveraged AllCap              -24.13%          N/A             N/A                 -21.46%               12/01/2000
Alger American Small Capitalization          -37.52%          N/A             N/A                  -3.49%               07/02/1997
American Century VP Income & Growth            4.21%          N/A             N/A                   7.13%               08/03/1998
American Century VP Value                    -16.67%          N/A             N/A                  -0.94%               08/03/1998
Dreyfus Socially Responsible Growth Fund     -30.68%          N/A             N/A                 -27.78%               12/01/2000
Fidelity VIP Fund - Equity Income            -13.32%          N/A             N/A                   4.75%               07/02/1997
Fidelity VIP Fund - Growth                   -25.83%          N/A             N/A                   7.76%               07/02/1997
Fidelity VIP Fund - High Income              -20.00%          N/A             N/A                  -7.76%               07/02/1997
Fidelity VIP Fund - Overseas                 -29.30%          N/A             N/A                  -2.53%               07/02/1997
Fidelity VIP Fund - Contrafund               -20.50%          N/A             N/A                   6.90%               07/02/1997
Fidelity VIP Fund - Index 500                -20.36%          N/A             N/A                   5.01%               07/02/1997
Fidelity VIP Fund - Investment Grade Bond     -0.09%          N/A             N/A                   4.17%               11/30/2000
INVESCO VIF Dynamics                         -39.13%          N/A             N/A                 -31.35%               12/01/2000
INVESCO VIF Health Sciences                  -20.84%          N/A             N/A                 -13.83%               12/01/2000
INVESCO VIF Technology                       -53.60%          N/A             N/A                 -49.50%               12/01/2000
JPMorgan International Opportunities         -27.30%          N/A             N/A                  -6.06%               08/03/1998
JPMorgan Small Company                       -16.35%          N/A             N/A                   1.93%               08/03/1998
Market Street Bond                            -1.13%          N/A             N/A                   4.21%               07/02/1997
Market Street Balanced                       -15.35%          N/A             N/A                   2.97%               07/02/1997
Neuberger Berman AMT Partners                -11.22%          N/A             N/A                  -0.63%               08/03/1998
Strong Mid Cap Growth Fund                   -38.76%          N/A             N/A                   9.61%               07/02/1997
Strong Opportunity Fund II, Inc.             -12.08%          N/A             N/A                  11.59%               07/02/1997


1 Prior to December 1, 2000, this Subaccount invested in shares of Market Street Growth Portfolio. 2 Prior to December 1, 2000, this Subaccount invested in shares of Market Street Sentinel Growth Portfolio. 3 Prior to December 1, 2000, this Subaccount invested in shares of Market Street Money Market Portfolio. 4 Prior to December 1, 2000, this Subaccount invested in shares of Market Street Aggressive Growth Portfolio.



The chart below shows Average Annual Total Returns calculated on the same basis as the Standardized Average Annual Total Returns shown above, but assume that the optional Enhanced Death Benefit Rider is elected.


Average Annual Total Return
(Assumes the Enhanced Death Benefit Rider Is Elected)

                                             1 Year to      5 Years to      10 Years to      Life of Subaccount     Date Subaccount
                                             12/31/2001     12/31/2001       12/31/2001          to 12/31/01           Effective
-----------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock(1)                   -16.60%         N/A              N/A                3.60%              07/02/1997
Sentinel VPT Growth Index                      -21.85%         N/A              N/A              -23.85%              12/01/2000
Sentinel VPT Mid Cap Growth(2)                 -32.50%         N/A              N/A                4.89%              07/02/1997
Sentinel VPT Money Market(3)                    -4.98%         N/A              N/A                2.76%              07/02/1997
Sentinel VPT Small Company(4)                   -3.37%         N/A              N/A               14.12%              07/02/1997
Alger American Growth                          -20.25%         N/A              N/A                8.88%              07/02/1997
Alger American Leveraged AllCap                -24.30%         N/A              N/A              -21.63%              12/01/2000
Alger American Small Capitalization            -37.67%         N/A              N/A               -3.69%              07/02/1997
American Century VP Income & Growth              3.99%         N/A              N/A                6.91%              08/03/1998
American Century VP Value                      -16.85%         N/A              N/A               -1.14%              08/03/1998
Dreyfus Socially Responsible Growth Fund       -30.84%         N/A              N/A              -27.95%              12/01/2000
Fidelity VIP Fund - Equity Income              -13.50%         N/A              N/A                4.54%              07/02/1997
Fidelity VIP Fund - Growth                     -26.00%         N/A              N/A                7.54%              07/02/1997
Fidelity VIP Fund - High Income                -20.17%         N/A              N/A               -7.96%              07/02/1997
Fidelity VIP Fund - Overseas                   -29.46%         N/A              N/A               -2.73%              07/02/1997
Fidelity VIP Fund - Contrafund                 -20.68%         N/A              N/A                6.68%              07/02/1997
Fidelity VIP Fund - Index 500                  -20.54%         N/A              N/A                4.80%              07/02/1997
Fidelity VIP Fund - Investment Grade Bond       -0.30%         N/A              N/A                3.95%              11/30/2000
INVESCO VIF Dynamics                           -39.27%         N/A              N/A              -31.50%              12/01/2000
INVESCO VIF Health Sciences                    -21.01%         N/A              N/A              -14.01%              12/01/2000
INVESCO VIF Technology                         -53.72%         N/A              N/A              -49.62%              12/01/2000
JPMorgan International Opportunities           -27.46%         N/A              N/A               -6.26%              08/03/1998
JPMorgan Small Company                         -16.53%         N/A              N/A                1.71%              08/03/1998
Market Street Bond                              -1.34%         N/A              N/A                4.00%              07/02/1997
Market Street Balanced                         -15.54%         N/A              N/A                2.76%              07/02/1997
Neuberger Berman AMT Partners                  -11.41%         N/A              N/A               -0.84%              08/03/1998
Strong Mid Cap Growth Fund                     -38.91%         N/A              N/A                9.39%              07/02/1997
Strong Opportunity Fund II, Inc.               -12.27%         N/A              N/A               11.37%              07/02/1997




(1) Prior to December 1, 2000, this Subaccount invested in shares of Market Street Growth Portfolio.



(2) Prior to December 1, 2000, this Subaccount invested in shares of Market Street Sentinel Growth Portfolio.



(3) Prior to December 1, 2000, this Subaccount invested in shares of Market Street Money Market Portfolio.



(4) Prior to December 1, 2000, this Subaccount invested in shares of Market Street Aggressive Growth Portfolio.





         Nonstandardized Adjusted Historic Average Annual Total Return. In addition, historic performance data may be presented for the Funds since their inception, reduced by the applicable fees and charges under the Contracts. Such adjusted historic Fund performance includes data that precedes the inception date of the Subaccounts. This data is designed to show performance that would have resulted if the Contract had been in existence during that time. Adjusted historic Fund performance data will be shown only if standard performance data for the Subaccounts is also shown.

         The charts below show nonstandardized adjusted historic average annual total returns for the Funds for the indicated periods. For the purposes of calculating nonstandardized Adjusted Historic Fund Average Annual Total Return, the Mortality and Expense Risk Charge of 1.25%, the Administration Charge of 0.15%, the Annual Contract Fee of $30.00, and (if so indicated) the applicable CDSC and/or the optional Enhanced Death Benefit Rider Charge of 0.20% were deducted. For purposes of computing the Annual Contract Fee, the Annual Contract Fee has been converted into a per-dollar per-day charge, by determining what the total Annual Contract Fees would be on the Contracts in force on December 31, 2001 at their Contract Values on December 31, 2001, and dividing by the total Contract Value in the Variable Account of all Contracts in force on December 31, 2001. The charge works out to 0.05% per annum.



         Based on the method of calculation described above, the nonstandardized Adjusted Historic Average Annual Total Returns for the Funds for the periods ending December 31, 2001 were:





Nonstandardized Adjusted Historic Average Annual Total Return
(Assumes the Enhanced Death Benefit Rider is Not Elected and the Contingent Deferred Sales Charge Is Not Deducted)

                                                     1 Year to       5 Years to      10 Years to      Life of Fund      Date Fund
                                                    12/31/2001       12/31/2001       12/31/2001      to 12/31/01       Effective
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock(1)                            -9.41%              N/A              N/A           -4.61%       11/30/2000
Sentinel VPT Growth Index                              -14.68%              N/A              N/A          -17.99%       11/30/2000
Sentinel VPT Mid Cap Growth(2)                         -25.35%              N/A              N/A          -22.73%       11/30/2000
Sentinel VPT Money Market(3)                             2.23%              N/A              N/A            2.42%       11/30/2000
Sentinel VPT Small Company(4)                            3.84%              N/A              N/A           10.47%       11/30/2000
Alger American Growth                                  -13.08%           11.75%           13.36%           14.95%       01/09/1989
Alger American Leveraged AllCap                        -17.13%           14.64%              N/A           21.06%       01/25/1995
Alger American Small Capitalization                    -30.52%           -2.49%            3.30%           10.12%       09/21/1988
American Century VP Income & Growth                     11.21%           10.21%              N/A           11.01%       05/01/1996
American Century VP Value                               -9.67%              N/A              N/A            5.41%       10/30/1997
Dreyfus Socially Responsible Growth Fund               -23.68%            6.75%              N/A           10.96%       10/07/1993
Fidelity VIP Fund - Equity Income                       -6.32%            7.84%           12.00%           10.50%       10/09/1986
Fidelity VIP Fund - Growth                             -18.83%           10.07%           11.79%           12.16%       10/09/1986
Fidelity VIP Fund - High Income                        -13.00%           -4.96%            3.79%            5.45%       09/19/1985
Fidelity VIP Fund - Overseas                           -22.30%            1.27%            4.38%            4.62%       01/28/1987
Fidelity VIP Fund - Contrafund                         -13.50%            8.87%              N/A           14.12%       01/03/1995
Fidelity VIP Fund - Index 500                          -13.36%            8.78%              N/A           11.83%       08/27/1992
Fidelity VIP Fund - Investment Grade Bond                6.91%            5.69%            5.41%            6.25%       12/05/1988
INVESCO VIF Dynamics                                   -32.13%              N/A              N/A            4.25%       08/25/1997
INVESCO VIF Health Sciences                            -13.84%              N/A              N/A           13.15%       05/22/1997
INVESCO VIF Technology                                 -46.60%              N/A              N/A            8.41%       05/21/1997
JPMorgan International Opportunities                   -20.30%           -0.90%              N/A            2.41%       01/03/1995
JPMorgan Small Company                                  -9.35%            4.87%              N/A           10.39%       01/03/1995
Market Street Bond                                       5.87%            4.65%            4.64%            6.46%       02/24/1984
Market Street Balanced                                  -8.35%            5.32%            7.40%            6.88%       12/12/1985
Neuberger Berman AMT Partners                           -4.22%            5.99%              N/A           10.81%       03/22/1994
Strong Mid Cap Growth Fund                             -31.76%           11.72%              N/A           11.72%       12/31/1996
Strong Opportunity Fund II, Inc.                        -5.08%           12.93%              N/A           15.00%       05/08/1992


1 Prior to December 1, 2000, this Subaccount invested in shares of Market Street Growth Portfolio.

2 Prior to December 1, 2000, this Subaccount invested in shares of Market Street Sentinel Growth Portfolio.

3 Prior to December 1, 2000, this Subaccount invested in shares of Market Street Money Market Portfolio.

4 Prior to December 1, 2000, this Subaccount invested in shares of Market Street Aggressive Growth Portfolio.




Nonstandardized Adjusted Historic Average Annual Total Return
(Assumes the Enhanced Death Benefit Rider is Not Elected and
the Contingent Deferred Sales Charge Is Deducted)
                                                     1 Year to       5 Years to      10 Years to     Life of Fund       Date Fund
                                                    12/31/2001       12/31/2001      12/31/2001      to 12/31/01        Effective
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock(1)                           -16.41%              N/A             N/A          -10.18%        11/30/2000
Sentinel VPT Growth Index                              -21.68%              N/A             N/A          -23.63%        11/30/2000
Sentinel VPT Mid Cap Growth(2)                         -32.35%              N/A             N/A          -28.40%        11/30/2000
Sentinel VPT Money Market(3)                            -4.77%              N/A             N/A           -3.12%        11/30/2000
Sentinel VPT Small Company(4)                           -3.16%              N/A             N/A            4.97%        11/30/2000
Alger American Growth                                  -20.08%           11.36%          13.36%           14.95%        01/09/1989
Alger American Leveraged AllCap                        -24.13%           14.29%             N/A           21.02%        01/25/1995
Alger American Small Capitalization                    -37.52%           -3.16%           3.30%           10.12%        09/21/1988
American Century VP Income & Growth                      4.21%            9.80%             N/A           10.80%        05/01/1996
American Century VP Value                              -16.67%              N/A             N/A            4.79%        10/30/1997
Dreyfus Socially Responsible Growth Fund               -30.68%            6.29%             N/A           10.96%        10/07/1993
Fidelity VIP Fund - Equity Income                      -13.32%            7.40%          12.00%           10.50%        10/09/1986
Fidelity VIP Fund - Growth                             -25.83%            9.66%          11.79%           12.16%        10/09/1986
Fidelity VIP Fund - High Income                        -20.00%           -5.70%           3.79%            5.45%        09/19/1985
Fidelity VIP Fund - Overseas                           -29.30%            0.69%           4.38%            4.62%        01/28/1987
Fidelity VIP Fund - Contrafund                         -20.50%            8.44%             N/A           14.06%        01/03/1995
Fidelity VIP Fund - Index 500                          -20.36%            8.35%             N/A           11.83%        08/27/1992
Fidelity VIP Fund - Investment Grade Bond               -0.09%            5.21%           5.41%            6.25%        12/05/1988
INVESCO VIF Dynamics                                   -39.13%              N/A             N/A            3.64%        08/25/1997
INVESCO VIF Health Sciences                            -20.84%              N/A             N/A           12.73%        05/22/1997
INVESCO VIF Technology                                 -53.60%              N/A             N/A            7.92%        05/21/1997
JPMorgan International Opportunities                   -27.30%           -1.53%             N/A            2.28%        01/03/1995
JPMorgan Small Company                                 -16.35%            4.37%             N/A           10.31%        01/03/1995
Market Street Bond                                      -1.13%            4.15%           4.64%            6.46%        02/24/1984
Market Street Balanced                                 -15.35%            4.82%           7.40%            6.88%        12/12/1985
Neuberger Berman AMT Partners                          -11.22%            5.51%             N/A           10.81%        03/22/1994
Strong Mid Cap Growth Fund                             -38.76%           11.33%             N/A           11.46%        12/31/1996
Strong Opportunity Fund II, Inc.                       -12.08%           12.56%             N/A           15.00%        05/08/1992



1 Prior to December 1, 2000, this Subaccount invested in shares of Market Street Growth Portfolio.

2 Prior to December 1, 2000, this Subaccount invested in shares of Market Street Sentinel Growth Portfolio.

3 Prior to December 1, 2000, this Subaccount invested in shares of Market Street Money Market Portfolio.

4 Prior to December 1, 2000, this Subaccount invested in shares of Market Street Aggressive Growth Portfolio.





Nonstandardized Adjusted Historic Average Annual Total Return
(Assumes the Enhanced Death Benefit Rider is Elected and the Contingent Deferred Sales Charge Is Not Deducted)

                                                       1 Year to       5 Years to      10 Years to     Life of Fund       Date Fund
                                                      12/31/2001       12/31/2001      12/31/2001      to 12/31/01        Effective
------------------------------------------------------------------------------------------------------------------------------------

Sentinel VPT Common Stock(1)                            -9.60%              N/A             N/A           -4.81%        11/30/2000
Sentinel VPT Growth Index                              -14.85%              N/A             N/A          -18.15%        11/30/2000
Sentinel VPT Mid Cap Growth(2)                         -25.50%              N/A             N/A          -22.89%        11/30/2000
Sentinel VPT Money Market(3)                             2.02%              N/A             N/A            2.21%        11/30/2000
Sentinel VPT Small Company(4)                            3.63%              N/A             N/A           10.25%        11/30/2000
Alger American Growth                                  -13.25%           11.53%          13.13%           14.72%        01/09/1989
Alger American Leveraged AllCap                        -17.30%           14.41%             N/A           20.83%        01/25/1995
Alger American Small Capitalization                    -30.67%           -2.68%           3.10%            9.90%        09/21/1988
American Century VP Income & Growth                     10.99%            9.99%             N/A           10.79%        05/01/1996
American Century VP Value                               -9.85%              N/A             N/A            5.20%        10/30/1997
Dreyfus Socially Responsible Growth Fund               -23.84%            6.54%             N/A           10.74%        10/07/1993
Fidelity VIP Fund - Equity Income                       -6.50%            7.63%          11.78%           10.29%        10/09/1986
Fidelity VIP Fund - Growth                             -19.00%            9.85%          11.57%           11.94%        10/09/1986
Fidelity VIP Fund - High Income                        -13.17%           -5.15%           3.58%            5.24%        09/19/1985
Fidelity VIP Fund - Overseas                           -22.46%            1.07%           4.17%            4.41%        01/28/1987
Fidelity VIP Fund - Contrafund                         -13.68%            8.65%             N/A           13.90%        01/03/1995
Fidelity VIP Fund - Index 500                          -13.54%            8.56%             N/A           11.61%        08/27/1992
Fidelity VIP Fund - Investment Grade Bond                6.70%            5.48%           5.20%            6.04%        12/05/1988
INVESCO VIF Dynamics                                   -32.27%              N/A             N/A            4.04%        08/25/1997
INVESCO VIF Health Sciences                            -14.01%              N/A             N/A           12.92%        05/22/1997
INVESCO VIF Technology                                 -46.72%              N/A             N/A            8.20%        05/21/1997
JPMorgan International Opportunities                   -20.46%           -1.10%             N/A            2.20%        01/03/1995
JPMorgan Small Company                                  -9.53%            4.66%             N/A           10.17%        01/03/1995
Market Street Bond                                       5.66%            4.45%           4.43%            6.25%        02/24/1984
Market Street Balanced                                  -8.54%            5.11%           7.19%            6.66%        12/12/1985
Neuberger Berman AMT Partners                           -4.41%            5.78%             N/A           10.59%        03/22/1994
Strong Mid Cap Growth Fund                             -31.91%           11.49%             N/A           11.50%        12/31/1996
Strong Opportunity Fund II, Inc.                        -5.27%           12.70%             N/A           14.77%        05/08/1992


1 Prior to December 1, 2000, this Subaccount invested in shares of Market Street Growth Portfolio.

2 Prior to December 1, 2000, this Subaccount invested in shares of Market Street Sentinel Growth Portfolio.

3 Prior to December 1, 2000, this Subaccount invested in shares of Market Street Money Market Portfolio.

4 Prior to December 1, 2000, this Subaccount invested in shares of Market Street Aggressive Growth Portfolio.




Nonstandardized Adjusted Historic Average Annual Total Return
(Assumes the Enhanced Death Benefit Rider is Elected and the Contingent Deferred Sales Charge Is Deducted)

                                                      1 Year to       5 Years to      10 Years to      Life of Fund      Date Fund
                                                     12/31/2001       12/31/2001       12/31/2001      to 12/31/01       Effective
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock(1)                           -16.60%              N/A              N/A          -10.38%       11/30/2000
Sentinel VPT Growth Index                              -21.85%              N/A              N/A          -23.80%       11/30/2000
Sentinel VPT Mid Cap Growth(2)                         -32.50%              N/A              N/A          -28.56%       11/30/2000
Sentinel VPT Money Market(3)                            -4.98%              N/A              N/A           -3.33%       11/30/2000
Sentinel VPT Small Company(4)                           -3.37%              N/A              N/A            4.75%       11/30/2000
Alger American Growth                                  -20.25%           11.13%           13.13%           14.72%       01/09/1989
Alger American Leveraged AllCap                        -24.30%           14.06%              N/A           20.78%       01/25/1995
Alger American Small Capitalization                    -37.67%           -3.36%            3.10%            9.90%       09/21/1988
American Century VP Income & Growth                      3.99%            9.57%              N/A           10.57%       05/01/1996
American Century VP Value                              -16.85%              N/A              N/A            4.58%       10/30/1997
Dreyfus Socially Responsible Growth Fund               -30.84%            6.07%              N/A           10.74%       10/07/1993
Fidelity VIP Fund - Equity Income                      -13.50%            7.18%           11.78%           10.29%       10/09/1986
Fidelity VIP Fund - Growth                             -26.00%            9.44%           11.57%           11.94%       10/09/1986
Fidelity VIP Fund - High Income                        -20.17%           -5.90%            3.58%            5.24%       09/19/1985
Fidelity VIP Fund - Overseas                           -29.46%            0.48%            4.17%            4.41%       01/28/1987
Fidelity VIP Fund - Contrafund                         -20.68%            8.22%              N/A           13.83%       01/03/1995
Fidelity VIP Fund - Index 500                          -20.54%            8.13%              N/A           11.61%       08/27/1992
Fidelity VIP Fund - Investment Grade Bond               -0.30%            4.99%            5.20%            6.04%       12/05/1988
INVESCO VIF Dynamics                                   -39.27%              N/A              N/A            3.43%       08/25/1997
INVESCO VIF Health Sciences                            -21.01%              N/A              N/A           12.50%       05/22/1997
INVESCO VIF Technology                                 -53.72%              N/A              N/A            7.70%       05/21/1997
JPMorgan International Opportunities                   -27.46%           -1.74%              N/A            2.08%       01/03/1995
JPMorgan Small Company                                 -16.53%            4.16%              N/A           10.09%       01/03/1995
Market Street Bond                                      -1.34%            3.94%            4.43%            6.25%       02/24/1984
Market Street Balanced                                 -15.54%            4.61%            7.19%            6.66%       12/12/1985
Neuberger Berman AMT Partners                          -11.41%            5.30%              N/A           10.59%       03/22/1994
Strong Mid Cap Growth Fund                             -38.91%           11.10%              N/A           11.24%       12/31/1996
Strong Opportunity Fund II, Inc.                       -12.27%           12.33%              N/A           14.77%       05/08/1992



1 Prior to December 1, 2000, this Subaccount invested in shares of Market Street Growth Portfolio.

2 Prior to December 1, 2000, this Subaccount invested in shares of Market Street Sentinel Growth Portfolio.

3 Prior to December 1, 2000, this Subaccount invested in shares of Market Street Money Market Portfolio.

4 Prior to December 1, 2000, this Subaccount invested in shares of Market Street Aggressive Growth Portfolio.






         All performance information and comparative material advertised by National Life is historical in nature and is not intended to represent or guarantee future results. An Owner's Contract Value at redemption may be more or less than original cost.

                        DISTRIBUTION OF THE CONTRACTS



         The principal underwriter for the contracts is ESI, which is an SEC-registered broker-dealer firm and is a member of the National Association of Securities Dealers, Inc. More information about ESI and its registered persons available at http://www.nasdr.com or by calling 1-800-289-9999. You can also obtain an investor brochure from NASDR Regulation describing its Public Disclosure Program. ESI is a wholly-owned subsidiary of National Life. It distributes a full line of securities products, including mutual funds, unit investment trusts, and variable insurance contracts, and provides individual securities brokerage services. You may also purchase a Contract from another broker-dealer which has a selling agreement with ESI. The maximum dealer concession payable for selling the Contracts will generally be 6.5%; however, during certain promotional periods the dealer concession may vary. These promotional periods will be determined by National Life and the maximum dealer concession paid during these periods will not exceed 7.0%. We will pay the dealer concession, at the election of the registered representative, either as a percentage of the Premium Payment at the time it is paid, as a percentage of Contract Value over time, or a combination of both. Registered representatives of ESI may also be eligible for bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

                 INSURANCE MARKETPLACE STANDARDS ASSOCIATION

         National Life Insurance Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

                             FINANCIAL STATEMENTS



        National Life's financial statements as of and for the years ended December 31, 2001 and 2000, which are included in the Statement of Additional Information, should be considered only as bearing on National Life's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.




                            STATEMENTS AND REPORTS

         National Life will mail to Owners, at their last known address of record, any statements and reports required by applicable laws or regulations. Owners should therefore give National Life prompt notice of any address change. National Life will send a confirmation statement to Owners each time a transaction is made affecting the Owner's Variable Account Contract Value, such as making additional Premium Payments, transfers, exchanges or Withdrawals. Quarterly statements are also mailed detailing the Contract activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plans (such as a dollar cost averaging program) or salary reduction arrangement, the Owner may receive confirmation of such transactions in their quarterly statements. The Owner should review the information in these statements carefully. All errors or corrections must be reported to National Life immediately to assure proper crediting to the Owner's Contract. National Life will assume all transactions are accurately reported on quarterly statements or confirmation statements unless the Owner notifies National Life otherwise within 30 days after receipt of the statement.


                               OWNER INQUIRIES

         Owner inquiries may be directed to National Life Insurance Company by writing to us at National Life Drive, Montpelier, Vermont 05604, or calling 1-800-537-7003.


                              LEGAL PROCEEDINGS

                  The Company, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the Company cannot predict the outcome of any litigation with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account. ESI is not engaged in any litigation of any material nature.

                                    GLOSSARY

ACCUMULATION UNIT - An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

ANNUITANT - A person named in the Contract who is expected to become, at Annuitization, the person upon whose continuation of life any annuity payments involving life contingencies depends. Unless the Owner is a different individual who is age 85 or younger, this person must be age 85 or younger at the time of Contract issuance unless National Life has approved a request for an Annuitant of greater age. The Owner may change the Annuitant prior to the Annuitization Date, as set forth in the Contract.

ANNUITIZATION - The period during which annuity payments are received.

ANNUITIZATION DATE - The date on which annuity payments commence.

ANNUITY PAYMENT OPTION - The chosen form of annuity payments. Several options are available under the Contract.

ANNUITY UNIT - An accounting unit of measure used to calculate the value of Variable Annuity payments.

BENEFICIARY - The Beneficiary is the person designated to receive certain benefits under the Contract upon the death of the Owner or Annuitant prior to the Annuitization Date. The Beneficiary can be changed by the Owner as set forth in the Contract.

CASH SURRENDER VALUE - An amount equal to Contract Value, minus any applicable Contingent Deferred Sales Charge, minus any applicable premium tax charge.

CHOSEN HUMAN BEING - An individual named at the time of Annuitization upon whose continuance of life any annuity payments involving life contingencies depends.

CODE - The Internal Revenue Code of 1986, as amended.

COLLATERAL FIXED ACCOUNT - The portion of the Fixed Account which holds value that secures a loan on the Contract.

CONTRACT ANNIVERSARY - An anniversary of the Date of Issue of the Contract.


CONTRACT VALUE - The sum of the value of all Variable Account Accumulation Units attributable to the Contract, plus any amount held under the Contract in the Fixed Account, plus any amounts held in the Guaranteed Accounts and minus any outstanding loan and accrued interest on such loans.


CONTRACT YEAR - Each year the Contract remains in force commencing with the Date of Issue.

DATE OF ISSUE - The date shown as the Date of Issue on the Data Page of the Contract.

DEATH BENEFIT - The benefit payable to the Beneficiary upon the death of the Owner or the Annuitant.

DISTRIBUTION - Any payment of part or all of the Contract Value.


FIXED ACCOUNT - The Fixed Account is part of National Life's general account and Guaranteed Accounts made up of all assets of National Life other than those in the Variable Account or any other segregated asset account of National Life.


FIXED ANNUITY - An annuity providing for payments which are guaranteed by National Life as to dollar amount during Annuitization.

FUND - A registered management investment company in which the assets of a Subaccount of the Variable Account will be invested.


GUARANTEED ACCOUNT - A Guaranteed Account is part of National Life's general account. We guarantee a specified interest rate for the entire time an investment remains in the Guaranteed Account.


INDIVIDUAL RETIREMENT ANNUITY (IRA) - An annuity which qualifies for favorable tax treatment under Section 408 of the Code.

INVESTMENT COMPANY ACT - The Investment Company Act of 1940, as amended from time to time.

JOINT OWNERS - Two or more persons who own the Contract as tenants in common or as joint tenants. If joint owners are named, references to "Owner" in this prospectus will apply to both of the Joint Owners.

MATURITY DATE - The date on which annuity payments are scheduled to commence. The Maturity Date is shown on the Data Page of the Contract, and is subject to change by the Owner, within any applicable legal limits, subject to National Life's approval.

MONTHLY CONTRACT DATE - The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Contract Date would otherwise fall on a date other than a Valuation Day, the Monthly Contract Date will be deemed to be the next Valuation Day.

NON-QUALIFIED CONTRACT - A Contract which does not qualify for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRA's) or 403(b) (Tax-Sheltered Annuities) of the Code.

OWNER ("YOU") - The Owner is the person who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, Annuitant, Beneficiary, Annuity Payment Option, and the Maturity Date.

PAYEE - The person who is designated at the time of Annuitization to receive the proceeds of the Contract upon Annuitization.


PREMIUM PAYMENT - A deposit of new value into the Contract. The term "Premium Payment" does not include transfers among the Variable Account, Fixed Account, and Guaranteed Accounts, or among the Subaccounts.


NET PREMIUM PAYMENTS - The total of all Premium Payments made under the Contract, less any premium tax deducted from premiums.

QUALIFIED CONTRACT - A Contract which qualifies for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRA's), 403(b) (Tax-Sheltered Annuities) or 457 of the Code.

QUALIFIED PLANS - Retirement plans which receive favorable tax treatment under section 401 or 403(a) of the Code.

SUBACCOUNTS - Separate and distinct divisions of the Variable Account that purchase shares of underlying Funds. Separate Accumulation Units and Annuity Units are maintained for each Subaccount.

TAX-SHELTERED ANNUITY - An annuity which qualifies for favorable tax treatment under section 403(b) of the Code.


VALUATION DAY - Each day the New York Stock Exchange is open for business other than any day on which trading is restricted. Unless otherwise indicated, when an event occurs or a transaction is to be effected on a day that is not a Valuation Day, it will be effected on the next Valuation Day.

VALUATION PERIOD - The time between two successive Valuation Days.

VARIABLE ACCOUNT -The National Variable Annuity Account II, a separate investment account of National Life into which Net Premium Payments under the Contracts are allocated. The Variable Account is divided into Subaccounts, each of which invests in the shares of a separate underlying Fund.

VARIABLE ANNUITY - An annuity the accumulated value of which varies with the investment experience of a separate account.

WITHDRAWAL - A payment made at the request of the Owner pursuant to the right to withdraw a portion of the Contract Value of the Contract.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION



National Life Insurance Company . . . . . . . . . . . . . . . . . . . . . . . . . .  3
Additional Contract Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         The Contract . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         Misstatement of Age or Sex . . . . . . . . . . . . . . . . . . . . . . . .  3
         Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
Calculation of Yields and Total Returns . . . . . . . . . . . . . . . . . . . . . .  3
         Money Market Subaccount Yields . . . . . . . . . . . . . . . . . . . . . .  4
         Other Subaccount . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         Total Returns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         Other Total Returns  . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         Effect of the Annual Contract Fee on Performance Data  . . . . . . . . . .  8
Tax Status of the Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
Distribution of the Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Safekeeping of Account Assets . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
State Regulation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Records and Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Legal Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Financial Statements: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-1
    National Life Holding Company
    National Life Insurance Company
    National Variable Annuity Account II



PART B

ITEM OF FORM N-4                     PART B CAPTION

15. Cover Page ......................Cover Page

16. Table of Contents ...............Table of Contents

17. General Information and
     History ........................NATIONAL LIFE INSURANCE
                                     COMPANY

18. Services

     (a)  Fees and Expenses of
          Registrant ................Charges and Deductions
                                     (prospectus)
     (b)  Management Contracts ......N/A
     (c)  Custodian .................Safekeeping of Account
                                     Assets
          Independent Public
          Accountant ................Experts
     (d)  Assets of Registrant ......The Variable Account
                                     (prospectus)
     (e)  Affiliated Persons ........N/A
     (f)  Principal Underwriter .....Distribution of the
                                     Contracts

19. Purchase of Securities
     Being Offered ..................Distribution of the
                                     Contracts
     Offering Sales Load ............N/A

20. Underwriters ....................Distribution of the
                                     Contracts

21. Calculation of Performance
    Data ............................Calculation of Yields and
                                     Total Returns

22. Annuity Payments ................Annuity Payment Options
                                     (prospectus)

23. Financial Statements ............Financial Statements

                        NATIONAL LIFE INSURANCE COMPANY


                      STATEMENT OF ADDITIONAL INFORMATION



                      NATIONAL VARIABLE ANNUITY ACCOUNT II


                THE SENTINEL ADVANTAGE VARIABLE ANNUITY CONTRACT


                                   OFFERED BY
                        NATIONAL LIFE INSURANCE COMPANY
                              National Life Drive
                              Montpelier, Vermont





         This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Sentinel Advantage Variable Annuity Contract ("Contract") offered by National Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 2002 by calling 1-800-537-7003, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604 or by accessing the SEC's website at http://www.sec.gov. Definitions of terms used in the current Prospectus for the Contract are incorporated in this Statement of Additional Information.



                  This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for the contract.



                                  May 1, 2002

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION



National Life Insurance Company . . . . . . . . . . . . . . . . . . . . . . . . . .  3
Additional Contract Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         The Contract . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         Misstatement of Age or Sex . . . . . . . . . . . . . . . . . . . . . . . .  3
         Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
Calculation of Yields and Total Returns . . . . . . . . . . . . . . . . . . . . . .  3
         Money Market Subaccount Yields . . . . . . . . . . . . . . . . . . . . . .  4
         Other Subaccount . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         Total Returns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         Other Total Returns  . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         Effect of the Annual Contract Fee on Performance Data  . . . . . . . . . .  8
Tax Status of the Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Distribution of the Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Safekeeping of Account Assets . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
State Regulation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Records and Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Legal Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Financial Statements: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-1
    National Life Holding Company
    National Life Insurance Company
    National Variable Annuity Account II



                        NATIONAL LIFE INSURANCE COMPANY

         National Life Insurance Company ("National Life") has operated as a mutual life insurance company since 1848 under a charter granted by the State of Vermont, and has done business continuously as "National Life Insurance Company."

                         ADDITIONAL CONTRACT PROVISIONS

         The Contract The entire contract is made up of the Contract and the application. The statements made in the application are deemed representations and not warranties. National Life cannot use any statement in defense of a claim or to void the Contract unless it is contained in the application and a copy of the application is attached to the Contract at issue.

Misstatement of Age or Sex

         If the age or sex of the Chosen Human Being has been misstated, the amount which will be paid is that which is appropriate to the correct age and sex.

Dividends

         The Contract is participating; however, no dividends are expected to be paid on the Contract. If dividends are ever declared, they will be paid in cash.

Assignment

         Where permitted, the Owner may assign some or all of the rights under the Contract at any time during the lifetime of the Annuitant prior to the Annuitization Date. Such assignment will take effect upon receipt and recording by National Life at its Home Office of a written notice executed by the Owner. National Life assumes no responsibility for the validity or tax consequences of any assignment. National Life shall not be liable as to any payment or other settlement made by National Life before recording of the assignment. Where necessary for the proper administration of the terms of the Contract, an assignment will not be recorded until National Life has received sufficient direction from the Owner and assignee as to the proper allocation of Contract rights under the assignment.

Any portion of Contract Value which is pledged or assigned shall be treated as a Distribution and shall be included in gross income to the extent that the cash value exceeds the investment in the Contract for the taxable year in which assigned or pledged. In addition, any Contract Values assigned may, under certain conditions, be subject to a tax penalty equal to 10% of the amount which is included in gross income.

entire Contract Value may cause the portion of the Contract Value which exceeds the total investment in the Contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect. Qualified Contracts are not eligible for assignment.

                    CALCULATION OF YIELDS AND TOTAL RETURNS

         From time to time, National Life may disclose yields, total returns, and other performance data pertaining to the Contracts or a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission.

         Because of the charges and deductions imposed under a Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios. The calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract. Premium taxes currently range from 0% to 3.5% of premium based on the state in which the Contract is sold.


Money Market Subaccount

         From time to time, advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market Portfolio or on its portfolio securities.

         This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation), and exclusive of income other than investment income at the end of the seven-day period in the value of a hypothetical pre-existing account having a balance of 1 unit of the Money Market Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing the base period return on a 365-day basis, simple interest. The net change in account value reflects: 1) net income from the Portfolio attributable to the hypothetical account; and 2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: 1) the Annual Contract Fee; 2) Administration Charge; and 3) the Mortality and Expense Risk Charge. For purposes of calculating current yields for a Contract, the $30 Annual Contract Fee is converted to a per dollar per day charge. For the class of Contracts with the Enhanced Death Benefit Rider, the charge for that optional benefit will be included. Current Yield will be calculated according to the following formula:

                   Current Yield = ((NCS - ES) /UV) x (365/7)

                   Where:

                   NCS = the net change in the value of the Portfolio (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation, and exclusive of income other than investment income) for the seven-day period attributable to a hypothetical pre-existing account having an initial balance of one Subaccount unit.

                   ES = per unit expenses attributable to the hypothetical account for the seven-day period. UV = The unit value at the beginning of the seven-day period.

         The effective yield of the Money Market Subaccount determined on a compound basis for the same seven-day period may also be quoted.

         The effective yield is calculated by compounding the unannualized base period return according to the following formula:

                                                         365/7
                   Effective Yield = (1 + (NCS - ES)/UV)) - 1

                   Where:

                   NCS = the net change in the value of the Portfolio (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation, and exclusive of income other than investment income) for the seven- day period attributable to a hypothetical pre-existing account having an initial balance of one Subaccount unit.

                   ES = per unit expenses attributable to the hypothetical account for the seven day period.

                   UV = The unit value at the beginning of the seven-day period.

         Because of the charges and deductions imposed under the Contract, the yield for the Money Market Subaccount will be lower than the yield for the Money Market Portfolio.


         The current yield for the Money Market Subaccount as of December 31, 2001 was 0.03% the effective yield for that Subaccount as of the same date was 0.03%. These yields were calculated based on the performance of the Money Market Portfolio for the seven day period ended December 31, 2001.


         The current and effective yields on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types of quality of portfolio securities held by the Money Market Portfolio and the Money Market Portfolio's operating expenses. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

Other Subaccounts

         From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for a Contract for a 30-day or one-month period. The annualized yield of a Subaccount refers to income generated by the Subaccount over a specific 30-day or one-month period. Because the yield is annualized, the yield generated by a Subaccount during a 30-day (or one-month period) is assumed to be generated each period over a 12-month period.

         The yield is computed by: 1) dividing the net investment income earned during the period by the Portfolio company attributable to shares owned by the Subaccount less Subaccount expenses for the period; by (2) the maximum offering price per Subaccount unit on the last day of the period times the daily average daily number of Subaccount units outstanding for the period; and 3) compounding that yield for a six-month period; and then 4) multiplying that result by 2. Expenses attributable to the Subaccount include the Annual Contract Fee, the Administration Charge and the Mortality and Expense Risk Charge. For the class of Contracts with the Enhanced Death Benefit Rider, the charge for that optional benefit will be included. For purposes of calculating theyield, the $30 Annual Contract fee is converted to a per dollar per day charge to determine the amount of this charge attributable to the Subaccount for the period. The yieldis calculated according to the following formula:

                                                          6
                   Yield =  2 x (((NI - ES)/(U x UV) + 1) -1)

                   Where:

                   NI = net investment income earned during the period by the Portfolio company attributable to the shares owned by the Subaccount.

                   ES =  expenses of the Subaccount for the period.

                   U = the average daily number of Subaccount units outstanding during the period.

                   UV = the maximum offering price per Subaccount unit on the last day of the period. This is equivalent to the unit value at the close of the last day in the period.

         Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount will be lower than the yield for the corresponding Portfolio.

         The yield on the amounts held in the Subaccounts normally will fluctuate over time. THEREFORE, THE DISCLOSED YIELD OF ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Subaccount's actual yield is affected by the types and quality of portfolio securities held by the Portfolio and its operating expenses.

         Yield calculations do not take into account the Surrender Charge on amounts surrendered or withdrawn under the Contract. The Surrender Charge ranges from 1% to 7% of premiums paid during the seven years prior to the surrender or withdrawal, including the year in which the surrender is made. A Surrender Charge will not be imposed on Withdrawals in any Contract Year on an amount up to 15% of the Contract Value as of the most recent Contract Anniversary. However, if a Contract is subsequently surrendered within a year after taking a Withdrawal that benefits from the CDSC-free provision, a CDSC will be assessed at the time of the surrender as if the surrender had been taken as a single step.

Total Returns

         From time to time, sales literature or advertisements may also quote total returns for periods after or prior to the date the Variable Account commenced operations. For periods prior to the date the Variable Account commenced operations, performance information for the Contracts will be calculated based on the performance of the Fund Portfolios and the assumption that the Subaccounts were in existence for the same periods with the level of Contract charges that were in effect at the inception of the Subaccounts.

         A. Standardized Average Annual Total Returns.

         Standardized average annual total returns represent the average annual compounded rates of return that would equate a hypothetical initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of the measuring period. The ending date for each period for which total return quotations are provided will be for the most recent month-end practicable, considering the type and media of the communication and will be stated in the communication.

         Standardized average annual total returns are calculated using Subaccount unit values which we calculate on each Valuation Day based on the performance of the Subaccount's underlying Portfolio and deductions for the Mortality and Expense Risk Chargeand the Administration Charge. For purpose of calculating average annual total returns, the $30 Annual Contract Fee is converted to a per dollar per day charge to determine the amount of this charge attributable to the Subaccount for the period. The calculation also assumes surrender of the Contract at the end of the period for the return quotation. Standardized average annual total returns will therefore reflect a deduction of the CDSC for any period less than seven years. The standardized average annual total return is calculated according to the following formula:

                                1/N
                   TR=   (ERV/P) -1

                   Where:

                   TR = the average annual total return net of recurring Subaccount charges.

                   ERV= the ending redeemable value (net of any applicable surrender charge) of the hypothetical investment at the end of the period.

                   P =   a hypothetical initial payment of $1,000.

                   N =   the number of years in the period.

         Standardized average annual total returns are reported only for periods during which a given Subaccount was available in the Contract.

         Standardized average annual total return may be calculated either taking into account or not taking into account the impact of the Enhanced Death Benefit Rider.

         Standardized average annual total returns as of December 31, 2001 are shown in the prospectus.


         B. Other Total Returns

         Nonstandardized Average Annual Total Return. From time to time, sales literature or advertisements may also quote nonstandardized average annual total returns for the Subaccounts that do not reflect the CDSC. These are calculated in exactly the same way as standardized average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered or withdrawn.


         Nonstandardized average annual total returns as of December 31, 2001 are shown in the prospectus.


         Cumulative Subaccount Total Return. National Life may disclose cumulative total returns in conjunction with the standard formats described above. The Cumulative total returns will be calculated using the following formula:

                   CTR = (ERV/P) - 1

                   Where:

                   CTR = The Cumulative Total Return net of recurring Subaccount charges for the period.

                   ERV = The ending redeemable value of the hypothetical
                         investment at the end of the period.

                   P =   A hypothetical initial payment of $1,000.

         Adjusted Historic Average Annual Total Return. Sales literature or advertisements may quote nonstandardized "adjusted" total returns for the Funds since their inception reduced by some or all of the fees and charges under the Policy. Such adjusted historic average annual total return includes data that precedes the inception dates of the Subaccounts. This data is designed to show the performance that would have resulted if the Policy had been in existence during that time.

         When the standard performance data for the Subaccounts is available, nonstandardized Subaccount and adjusted historic average annual total return data will be disclosed together with the standardized average annual total returns for the required periods.


         The Funds have provided the total return information used to calculate the adjusted historic average annual total returns of the Funds' Subaccounts for periods prior to the inception of the Subaccounts. The Alger American Fund, American Century Variable Portfolios, Inc., Dreyfus Socially Responsible Grwoth Fund, Inc., Fidelity Variable Insurance Products Funds, INVESCO Variable Investment Funds, Inc., J. P. Morgan Series Trust II, Market Street Fund, Inc., Neuberger Berman Advisers Management Trust, Strong Variable Insurance Funds, Inc. and Strong Opportunity Fund II are not affiliated with us. The investment adviser to Sentinel Variable Products Trust is a wholly-owned subsidiary of National Life Insurance Company.


Effect of the Annual Contract Fee on Performance Data


         The Contract provides, for all Contracts with a Contract Value of less than $50,000 on the Date of Issue or any subsequent Contract Anniversary, for a $30 Annual Contract Fee to be deducted annually at the beginning of each Contract Year, from the Subaccounts and the unloaned portion of the Fixed Account based on the proportion that the value of each such account bears to the total Contract Value. For purposes of reflecting the Annual Contract Fee in the yield and total return quotations, the Annual Contract Fee is converted into a per-dollar per-day charge, by determining what the total Annual Contract Fees would be on the Contracts in force on December 31, 2001, and dividing by the total Contract Value in the Variable Account of all Contracts in force on December 31, 2001. The per-dollar per-day charge has been converted based on the average Accumulated Value in the Contracts as of December 31, 2001. The charge works out to be 0.04% per annum.

The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

                          TAX STATUS OF THE CONTRACTS

         Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

         Diversification Requirements. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

         Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.

         Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of a owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

         The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

         Other rules may apply to Qualified Contracts.

                         DISTRIBUTION OF THE CONTRACTS


         The principal underwriter for the Contracts is Equity Services, Inc. ESI, a wholly-owned subsidiary of the Company and a member of the National Association Securities, Inc. ESI also serves as principal underwriter of the National Variable Life Insurance Account and the Life of the Southwest LSW Variable Annuity Account I, which are unit investment trusts registered under the Investment Company Act of 1940. The Contracts will be offered on a continuous basis and will be sold by licensed insurance agents in the states where the Contracts may lawfully be sold. Such agents will be representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. Broker-dealers other than ESI will have executed Selling Agreements with ESI. As principal underwriter of the variable account, ESI received underwriting commissions of $5,270,816, $5,765,162 and $4,862,631 in 2001, 2000 and 1999 respectively, and retained $3,974,566, $4,089,827 and $4,201,190 in 2001, 2000 and 1999
respectively.




                         SAFEKEEPING OF ACCOUNT ASSETS

         National Life holds the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

         Records are maintained of all purchases and redemptions of Fund shares held by each of the Subaccounts.

                                STATE REGULATION

         National Life is subject to regulation and supervision by the Insurance Department of the State of Vermont which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold. National Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                              RECORDS AND REPORTS

         National Life will maintain all records and accounts relating to the Variable Account. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the last address known to the Company.

                                 LEGAL MATTERS


         All matters relating to Vermont law pertaining to the Contracts, including the validity of the Contracts and National Life's authority to issue the Contracts, have been passed upon by D. Russell Morgan, Assistant General Counsel of National Life Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the Federal securities laws.

                                    EXPERTS


         The financial statements of National Life as of and for the years ended December 31, 2001 and 2000, and the financial statements of the Variable Account as of and for the years ended December 31, 2001 and 2000, which are included in this Statement of Additional Information and in the registration statement, have been audited by PricewaterhouseCoopers LLP, independent auditors, of 160 Federal Street, Boston, Massachusetts 02110-9862, as set forth in their report included herein, and are included herein in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.


OTHER INFORMATION A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549. FINANCIAL STATEMENTS The financial statements of National Life and of the relevant Subaccounts of the Separate Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

  NATIONAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                                   * * * * *

                              FINANCIAL STATEMENTS

                                   * * * * *

                           DECEMBER 31, 2001 AND 2000

PRICE WATERHOUSECOOPERS [LOGO]

--------------------------------------------------------------------------------

                                                      PricewaterhouseCoopers LLP
                                                      160 Federal Street
                                                      Boston, MA 02110-9862
                                                      Telephone (617) 428 8400
                                                      Facsimile (617) 439 7393



                       Report of Independent Accountants








To the Board of Directors and Stockholders of National Life Insurance Company:



In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity, and cash flows present fairly, in all material respects, the financial position of National Life Insurance company and its subsidiaries (National Life) at December 31, 2001 and 2000, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of National Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in notes 3 and 12 to the consolidated financial statements, National Life changed its method of accounting for derivative instruments and securitized financial instruments in 2001.



/s/ PRICEWATERHOUSECOOPER, LLP
-------------------------------

Boston, Massachusetts
February 28, 2002



NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

December 31,
----------------------------------------------------------------------------------
(In Thousands)                                               2001          2000
----------------------------------------------------------------------------------
ASSETS:
Cash and cash equivalents                               $   199,266   $   258,807
Available-for-sale debt securities                        5,568,734     5,065,257
Available-for-sale equity securities                        177,496       167,580
Trading equity securities                                    23,083        13,845
Mortgage loans                                            1,239,861     1,229,954
Policy loans                                                752,142       765,005
Real estate investments                                      36,191        75,413
Other invested assets                                       171,864       153,995
----------------------------------------------------------------------------------
        Total cash and invested assets                    8,168,637     7,729,856

Deferred policy acquisition costs                           541,594       539,690
Accrued investment income                                   121,063       119,966
Premiums and fees receivable                                 24,085        23,639
Deferred income taxes                                        42,482        70,428
Amounts recoverable from reinsurers                         362,305       331,698
Present value of future profits of insurance acquired        87,579        99,063
Property and equipment, net                                  51,684        54,623
Other assets                                                137,899       157,888
Separate account assets                                     523,329       491,050
----------------------------------------------------------------------------------
Total assets                                            $10,060,657   $ 9,617,901
==================================================================================

LIABILITIES:
Policy benefit liabilities                              $ 4,255,082   $ 4,118,666
Policyholders' accounts                                   3,752,855     3,511,239
Policyholders' deposits                                      48,640        41,136
Policy claims payable                                        49,304        84,137
Policyholders' dividends                                     66,538        53,147
Amounts payable to reinsurers                                19,573        27,661
Collateral held on loaned securities                         23,551        25,931
Federal income tax payable                                    5,860        32,544
Other liabilities and accrued expenses                      280,762       274,130
Debt                                                         72,101        74,096
Separate account liabilities                                523,329       491,050
----------------------------------------------------------------------------------
Total liabilities                                         9,097,595     8,733,737
----------------------------------------------------------------------------------
Minority Interests                                           12,137        12,401
Stockholder's Equity:
Common stock (authorized 2.5
  million shares at $1 par value, 2.5 million
  shares issued and outstanding)                              2,500         2,500
Additional paid in capital                                    5,000         5,000
Retained earnings                                           933,728       885,889
Accumulated other comprehensive income (loss)                 9,697       (21,626)
----------------------------------------------------------------------------------
Total stockholder's equity                                  950,925       871,763
----------------------------------------------------------------------------------
Total liabilities, minority interests
  and stockholder's equity                              $10,060,657   $ 9,617,901
================================================================================



   The accompanying notes are an integral part of these financial statements.



NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS


For the years ended December 31,
------------------------------------------------------------------------------------
(In Thousands)                                                 2001           2000
------------------------------------------------------------------------------------

REVENUES:
Insurance premiums                                        $   377,596    $   380,452
Policy and contract charges                                    76,850         66,806
Net investment income                                         510,017        528,764
Net investment loss                                           (12,484)        (2,007)
Mutual fund commission and fee income                          57,581         63,992
Other income                                                   16,314         17,974
------------------------------------------------------------------------------------
Total revenues                                              1,025,874      1,055,981
------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
Increase in policy liabilities                                134,876         86,068
Policy benefits                                               312,010        353,312
Policyholders' dividends                                      113,404        111,000
Interest credited to policyholders' accounts                  144,390        157,388
Operating expenses                                            170,312        170,272
Change in sales practice remediation provision                (13,802)          --
Restructuring charge - mainframe computer operations            6,487           --
Policy acquisition expenses, net                               86,041         85,635
------------------------------------------------------------------------------------
Total benefits and expenses                                   953,718        963,675
------------------------------------------------------------------------------------

Income before income taxes, minority interests,
  and cumulative effects                                       72,156         92,306

Income tax expense                                             17,540         23,906
------------------------------------------------------------------------------------

Income before minority interests and cumulative effects        54,616         68,400

Minority interests                                              4,725          6,699
------------------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE EFFECTS                               49,891         61,701

Cumulative effect of adoption of
  Financial Accounting Standard #133
  Accounting for Derivative Instruments
  and Hedging Activities                                           81           --

Cumulative effect of adoption of
  Emerging Issues Task Force #99-20
  Recognition of Interest Income and
  Impairment on Purchased and Retained
  Beneficial Interests in Securitized
  Financial Assets                                             (2,133)          --
------------------------------------------------------------------------------------
Net Income                                                $    47,839    $    61,701
====================================================================================


   The accompanying notes are an integral part of these financial statements


NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME


For the years ended December 31,
-----------------------------------------------------------------------------------
(In Thousands)                                                  2001         2000
-----------------------------------------------------------------------------------

Net income                                                   $  47,839    $  61,701

OTHER COMPREHENSIVE INCOME:
Unrealized gains on available-for-sale securities, net          31,323       36,074
-----------------------------------------------------------------------------------

Total comprehensive income                                   $  79,162    $  97,775
===================================================================================


NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY



For the years ended December 31,
-----------------------------------------------------------------------------------
(In Thousands)                                                   2001         2000
-----------------------------------------------------------------------------------

COMMON STOCK:

Balance at January 1 and December 31                         $   2,500    $   2,500
===================================================================================

ADDITIONAL PAID IN CAPITAL:
Balance at January 1 and December 31                         $   5,000    $   5,000
===================================================================================

RETAINED EARNINGS:
Balance at January 1                                         $ 885,889    $ 825,188
Net income                                                      47,839       61,701
Dividend to stockholder                                           --         (1,000)
-----------------------------------------------------------------------------------

Balance at December 31                                       $ 933,728    $ 885,889
===================================================================================

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance at January 1                                         $ (21,626)   $ (57,700)
Unrealized gains on available-for-sale securities, net          31,323       36,074
-----------------------------------------------------------------------------------

Balance at December 31                                       $   9,697    $ (21,626)
===================================================================================

TOTAL STOCKHOLDER'S EQUITY:
Balance at December 31                                       $ 950,925    $ 871,763
===================================================================================


   The accompanying notes are an integral part of these financial statements.



NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS



For the years ended December 31,
---------------------------------------------------------------------------------
(In Thousands)                                             2001          2000
---------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                            $    47,839    $    61,701

Adjustments to reconcile net income to
  net cash provided by operating activities:
Change in:
  Accrued investment income                                (1,097)        (1,693)
  Policy acquisition costs                                (40,764)       (42,200)
  Policy liabilities                                       90,557         97,802
  Other liabilities                                         9,502           (405)
Provision for deferred income taxes                         3,449         10,031
Net investment losses                                      12,484          2,007
Depreciation                                                3,417          7,539
Other                                                      12,592          5,046
---------------------------------------------------------------------------------

Net cash provided by operating activities                 137,979        139,828
---------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales, maturities and
  repayments of investments                             2,160,858      1,198,810
Cost of investments acquired                           (2,546,580)    (1,323,987)
Other                                                       1,478          5,740
Net cash used by investing activities                    (384,244)      (119,437)
Cash Flows from Financing Activities:
Policyholders' deposits,
  including interest credited                             611,127        525,495
Policyholders' withdrawals,
  including policy charges                               (369,511)      (517,584)
Net decrease in securities
  lending liabilities                                      (2,380)       (89,593)
Dividend to stockholder                                      --           (1,000)
Other                                                     (52,512)        24,630
---------------------------------------------------------------------------------

Net cash provided by (used by) financing activities       186,724        (58,052)
---------------------------------------------------------------------------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                 (59,541)       (37,661)

CASH AND CASH EQUIVALENTS:
Beginning of year                                         258,807        296,468
---------------------------------------------------------------------------------

End of year                                           $   199,266    $   258,807
=================================================================================

   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company (National Life) and its subsidiaries and affiliates (the Company) offer a broad range of financial products and services, including life insurance, annuities, disability income insurance, mutual funds, and investment advisory and administrative services. The flagship company of the organization, National Life, was chartered in 1848, and is also known by its registered trade name "National Life of Vermont". The Company employs approximately 1,000 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp (NLVF), which is the wholly-owned subsidiary of National Life Holding Company (NLHC). NLHC and its subsidiaries and affiliates are collectively known as the National Life Group. See Note 14 for more information.

The insurance operations within the Company develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit plans, and asset management. Insurance and annuity products are primarily distributed through 36 general agencies in major metropolitan areas, a system of managing general agents and independent brokers throughout the United States of America. The Company has in excess of 345,000 policyholders and is licensed to do business in all 50 states and the District of Columbia through its member companies. About 25% of the Company's total collected premiums and deposits are from residents of the states of New York and California.

Members of the Company also distribute and provide investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $2.8 billion of net assets represent fifteen mutual funds managed on behalf of about 135,000 individual, corporate, and institutional shareholders worldwide.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

The consolidated financial statements of the Company include the accounts of National Life; its wholly-owned insurance companies, Life Insurance Company of the Southwest (LSW) and Insurance Investors Life Insurance Company (IIL); and its wholly owned non-insurance subsidiary, National Life Investment Management Company, Inc. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale and trading debt and equity securities are reported at estimated fair value. Debt and equity securities that experience declines in value that are other than temporary are written down with a corresponding charge to net investment losses. Loan-backed securities are reported at estimated fair value. Prepayment assumptions used in the calculation of the effective yield are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities. Market values for loan-backed securities are obtained from Merrill Lynch prices through HUB Data, Inc.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net investment gains and losses.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Investments in partnerships are carried in accordance with the cost or equity method depending on ownership and control over the investment.

Real estate investments are reported at depreciated cost. Real estate acquired in satisfaction of debt is transferred to real estate at estimated net realizable value, and is held as available-for-sale. Investments in joint ventures and limited partnerships are generally carried at cost.

Options and futures contracts are included in other invested assets and carried at estimated fair value. Changes in fair value are reflected in the statements of operations.

Net realized investment gains and losses are recognized using the specific identification method and are reported as net investment gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and deferred income taxes. Changes in the fair value of trading equity securities are reflected in net investment gains and losses.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily related to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance, and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Balances of deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Balances of deferred policy acquisition costs are regularly evaluated for recoverability from product margins or profits.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised. Present value of future profits is adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes.

GOODWILL

Goodwill is amortized over 20 years using the straight-line method and is periodically evaluated for recoverability. See Note 10 regarding changes in the treatment of intangible assets effective for fiscal years beginning after December 15, 2001.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity and variable life policies, and National Life's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities, which reflect separate account policyholders' interests in separate account assets, include the actual investment performance of the respective accounts and are not guaranteed. Separate account results relating to these policyholders' interests are excluded from revenues and expenses. Separate account startup investments by National Life's general account are included in other invested assets.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividends are accrued in relation to gross margins.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, withdrawals, and expenses based principally on company experience.

Policyholders' account balances for universal life insurance and non-equity indexed investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. For periods subsequent to December 31, 2000, equity indexed annuity liabilities consist of a combination of underlying host contract and embedded derivative values. The underlying host contract is primarily based on policy guarantees and its initial value is determined at the time of premium payment. Thereafter, the host contract liability increases with interest to reach the guaranteed value at projected maturity. The embedded derivative component is based on the fair value of the contract's expected participation in future increases in the S&P 500 index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500. Prior to January 1, 2001, equity indexed annuity liabilities were based on contract value plus intrinsic value accrued since the last anniversary date. See Note 3 for additional disclosure on derivatives associated with equity indexed annuities.

POLICYHOLDERS' DIVIDENDS

Policyholders' dividends are primarily the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See Note 13 for additional information on contract dividend obligations within the Closed Block.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums from universal life and investment-type annuities are reported as increases in policyholders' accounts. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholders' accounts. Policy benefits charged to expense include benefit claims in excess of related policyholders' account balances.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.

FEDERAL INCOME TAXES

NLHC will file a consolidated tax return for the tax year ended December 31, 2001. The income tax return will include all members within the National Life Group except LSW and IIL. LSW and IIL will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests represent minority partners' interests in entities within the Company. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests expense within the consolidated financial statements.

NOTE 3 - INVESTMENTS

DEBT AND EQUITY SECURITIES

The amortized cost of available-for-sale debt securities and cost for available-for-sale equity securities and estimated fair values for both at December 31 are as follows (in thousands):



                                                        Gross        Gross     Estimated
                                                      Unrealized  Unrealized      Fair
               2001                        Cost          Gains      Losses       Value
------------------------------------------------------------------------------------------
Available-for-sale (AFS) debt and equity securities:

     U.S. government obligations        $   36,761   $    2,172   $      553   $   38,380
     Government agencies, authorities
       and subdivisions                     89,900        6,969           83       96,786
     Public utilities                      754,089       20,929       16,726      758,292
     Corporate                           2,484,135      103,802       54,017    2,533,920
     Private placements                    855,105       33,866       18,748      870,223
     Mortgage-backed securities          1,258,971       20,232        8,070    1,271,133
------------------------------------------------------------------------------------------
       Total AFS debt securities         5,478,961      187,970       98,197    5,568,734
     Preferred stocks                      146,222        4,202        1,061      149,363
     Common stocks                          37,183          167        9,217       28,133
------------------------------------------------------------------------------------------
       Total AFS equity securities         183,405        4,369       10,278      177,496
------------------------------------------------------------------------------------------
        Total AFS debt and equity
         securities                     $5,662,366   $  192,339   $  108,475   $5,746,230
==========================================================================================


             2000
AFS debt and equity securities:

     U.S. government obligations        $  121,648   $    2,591   $    4,419   $  119,820
     Government agencies, authorities
       and subdivisions                     96,274        5,539          833      100,980
     Public utilities                      530,592       19,890       12,329      538,153
     Corporate                           2,522,314       52,538      103,370    2,471,482
     Private placements                    694,646       19,124       17,356      696,414
     Mortgage-backed securities          1,124,091       19,227        4,910    1,138,408
------------------------------------------------------------------------------------------
       Total AFS debt securities         5,089,565      118,909      143,217    5,065,257
     Preferred stocks                      140,242        1,190        5,593      135,839
     Common stocks                          39,497          426        8,182       31,741
------------------------------------------------------------------------------------------
        Total AFS equity securities        179,739        1,616       13,775      167,580
------------------------------------------------------------------------------------------
          Total AFS debt and equity
            Securities                  $5,269,304   $  120,525   $  156,992   $5,232,837
==========================================================================================



Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income (loss) and changes therein for the years ended December 31 were as follows (in thousands):

                                                           2001          2000
--------------------------------------------------------------------------------
Net unrealized gains on
  available-for-sale securities                        $ 120,331      $ 111,529
Net unrealized (losses)
  gains on separate accounts                                (755)           133
Related deferred policy acquisition costs                (46,243)       (40,635)
Related present value of future
  profits of insurance acquired                           (4,787)       (13,457)
Related deferred income taxes                            (23,954)       (21,496)
Related policyholder dividend obligation                 (13,269)          --
--------------------------------------------------------------------------------
     Increase in net unrealized gains                     31,323         36,074
Balance, beginning of year                               (21,626)       (57,700)
--------------------------------------------------------------------------------
Balance, end of year                                   $   9,697      $ (21,626)
================================================================================


                                                           2001         2000
--------------------------------------------------------------------------------
Balance, end of year includes:
     Net unrealized gains (losses) on
       available-for-sale securities                   $  83,864      $ (36,467)
     Net unrealized gains on separate accounts             2,541          3,296
     Related deferred policy acquisition costs           (47,692)        (1,449)
     Related present value of future
       profits of insurance acquired                      (3,438)         1,349
     Related deferred income taxes                       (12,309)        11,645
     Related policyholder dividend obligation            (13,269)          --
--------------------------------------------------------------------------------
Balance, end of year                                   $   9,697      $ (21,626)
================================================================================


Net other comprehensive income for 2001 and 2000 of $31.3 million and $36.1 million is presented net of reclassifications to net income for net investment losses during the period of $(20.4) million and $(10.3) million and net of tax and deferred acquisition cost offsets of $(13.8) million and $(6.9) million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 2001 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                      Estimated
                                                       Amortized         Fair
                                                         Cost            Value
     ---------------------------------------------------------------------------
     Due in one year or less                          $  188,868      $  188,861
     Due after one year through five years             1,758,899       1,803,536
     Due after five years through ten years            1,419,827       1,430,685
     Due after ten years                                 852,397         874,520
     Mortgage-backed securities                        1,258,970       1,271,132
     ---------------------------------------------------------------------------
        Total                                         $5,478,961      $5,568,734
     ===========================================================================

Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2001 and 2000 were $1,544.9 million and $702.0 million, respectively.

The following summarizes the components of net investment gains (losses) by investment category as of December 31 (in thousands):

                                                          2001           2000
       ------------------------------------------------------------------------
       Available-for-sale debt securities              $ (8,634)       $ (8,447)
       Available-for-sale equity securities              (4,350)          5,467
       Mortgage loans                                    (1,928)            (18)
       Real estate investments                            7,828             (49)
       Other invested assets                             (5,400)          1,040
       ------------------------------------------------------------------------
         Total                                         $(12,484)       $ (2,007)
       ========================================================================

For the years ended December 31, 2001 and 2000, the equity securities held in the trading category recorded $1.1 million and $1.6 million net investment income and $(2.0) million and $(1.8) million net investment losses, respectively. Cost of trading securities held at December 31, 2001 and 2000 was $27.0 million and $15.7 million, respectively.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company receives cash collateral for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held were $23.6 million and $25.9 million at December 31, 2001 and 2000, respectively.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                                            2001          2000
      -------------------------------------------------------------------------
      GEOGRAPHIC REGION
      New England                                           4.9%           4.8%
      Middle Atlantic                                       8.1            8.6
      East North Central                                   11.2           11.6
      West North Central                                    6.6            5.2
      South Atlantic                                       24.6           24.4
      East South Central                                    3.4            4.6
      West South Central                                    9.1           10.2
      Mountain                                             17.0           16.4
      Pacific                                              15.1           14.2
      -------------------------------------------------------------------------
          Total                                           100.0%         100.0%
      =========================================================================

      PROPERTY TYPE
      Residential                                           0.1%           0.1%
      Apartment                                            25.7           24.5
      Retail                                                9.2           10.2
      Office Building                                      36.2           36.1
      Industrial                                           25.0           25.7
      Hotel/Motel                                           2.5            2.3
      Other Commercial                                      1.3            1.1
      -------------------------------------------------------------------------
          Total                                           100.0%         100.0%
      =========================================================================

      Total mortgage loans and real estate
      (in thousands)                               $  1,276,052  $   1,305,367
      =========================================================================


Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                        2001             2000
   ----------------------------------------------------------------------------
   Unimpaired loans                                 $ 1,197,804     $ 1,207,452
   Impaired loans without valuation allowances           39,923          18,424
   ----------------------------------------------------------------------------
     Subtotal                                         1,237,727       1,225,876
   ----------------------------------------------------------------------------
   Impaired loans with valuation allowances               2,210           6,463
   Related valuation allowances                             (76)         (2,385)
   ----------------------------------------------------------------------------
     Subtotal                                             2,134           4,078
   ----------------------------------------------------------------------------
   Total                                            $ 1,239,861     $ 1,229,954
   ============================================================================

   Impaired loans:
           Average recorded investment              $    33,509     $    21,214
           Interest income recognized               $     3,694     $     1,880
           Interest received                        $     3,568     $     1,885

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 was as follows (in thousands):

                                                         2001             2000
       ========================================================================
       Additions for impaired loans
            charged to realized losses                  $    36         $   118
       Changes to previously established
            valuation allowances                         (2,345)           (846)
       ------------------------------------------------------------------------
       Decrease in valuation allowances                  (2,309)           (728)
       Balance, beginning of year                         2,385           3,113
       ------------------------------------------------------------------------
       Balance, end of year                             $    76         $ 2,385
       ========================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):

                                                      2001              2000
     --------------------------------------------------------------------------
     Debt securities interest                      $ 399,878          $ 394,477
     Equity securities dividends                      12,541             13,507
     Mortgage loan interest                           99,753             98,064
     Policy loan interest                             47,821             47,555
     Real estate income                               10,433             17,277
     Other investment income                         (42,100)           (10,938)
     --------------------------------------------------------------------------
          Gross investment income                    528,326            559,942
          Less: investment expenses                   18,309             31,178
     --------------------------------------------------------------------------
            Net investment income                  $ 510,017          $ 528,764
     ==========================================================================

DERIVATIVES

The Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133) effective January 1, 2001. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Prior to FAS 133, the carrying value of derivative instruments was based on amortized cost and intrinsic value. The cumulative effect of adopting FAS 133, net of related deferred acquisition cost, present value of future profit, and income tax effects was $81,000. The pro forma effects of applying FAS 133 to prior period operating results are not determinable.

The Company purchases over-the-counter options and exchange-traded futures on the S&P 500 index to hedge obligations relating to equity indexed products.

These instruments and their related equity indexed embedded derivative obligations are both included at fair value in the statements of operations and therefore do not qualify for hedge accounting.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, the Company's loss would be equal to the fair value of the net options held from that counterparty.

The call options purchased are included in other invested assets and are carried at fair value. Call options written are included in other liabilities.

For 2001, equity indexed annuity liabilities consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500. At December 31, 2001, total equity indexed annuity liabilities of $1,057.0 million were comprised of $777.8 million of host contract and $279.2 million of embedded derivative. At January 1, 2001, total equity indexed annuity liabilities of $927.9 million were comprised of $666.4 million of host contract and $261.5 million of embedded derivative. Prior to January 1, 2001, equity indexed annuity liabilities were based on contract value plus intrinsic value accrued since the last anniversary date.

Interest credited expense includes the changes in the host contract and embedded derivative liabilities, offset by changes in the fair value of options and futures held.

For 2001, operating net income attributable to equity indexed annuities was increased $9.2 million in accordance with the provisions of FAS 133.

The Company enters into credit default swap contracts for investment purposes. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts. These products are not linked to specific assets or liabilities on the balance sheet or to a forecasted transaction, and therefore do not qualify for hedge accounting.

The Company sold a three-year default swap on Mirant Corporation, a global independent power producer. In return, the Company received a fixed rate coupon of 7.39% for three years on the Steers Credit Linked Trust 2001, Series MIR-1 debt instruments. On the maturity date, July 15, 2004, the principal is returned providing there has been no default or bankruptcy of Mirant Corporation. The par amount outstanding at December 31, 2001 and 2000 was $10.0 million and $-0-, respectively. The swap contracts are marked to market with any gain or loss recognized currently. The fair value of the swap contract outstanding was $(1.2) million at December 31, 2001. An investment loss of $1.2 million was recorded to recognize the decline in value of the credit default swap. An unrealized gain of $300,000 was recorded to fair value the debt instrument.

In 1999, the Company purchased a $6.0 million position in the MINCS I, LTD Floating Rate Second Priority Secured Notes due 2011. These notes are secured by a portfolio of below investment grade (high yield) bank loans. The MINCS Notes contain an embedded derivative in the form of a credit swap. The fair value of the credit swap at December 31, 2001 and December 2000 was zero.

The net notional amounts of options (including policy liabilities and options written), futures, and credit default swaps at December 31 were as follows (in thousands):

                                                         2001              2000
--------------------------------------------------------------------------------
Notional amounts:
         Options                                       $  --             $82,049
         Futures                                        13,470            29,040
         Credit default swaps                           16,000             6,000
================================================================================

The net book value of options, futures, and credit default swaps at December 31 were as follows (in thousands):

                                                              2001      2000
--------------------------------------------------------------------------------
Book values:
Options (included in other invested assets)
     Fair value                                            $ 29,288
     Net amortized cost                                        --      $ 26,278
     Intrinsic value                                           --         1,870
--------------------------------------------------------------------------------
       Total option value                                    29,288      28,148

Futures (included in other invested assets)                   1,148         (12)
Credit default swaps (included in other liabilities)         (1,200)       --
--------------------------------------------------------------------------------
Net book value                                             $ 29,236    $ 28,136
================================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):


                                                2001                      2000
----------------------------------------------------------------------------------------
                                                     Estimated                 Estimated
                                        Carrying       Fair       Carrying       Fair
                                          Value       Value         Value       Value
----------------------------------------------------------------------------------------

Cash and cash equivalents              $  199,266   $  199,266   $  258,807   $  258,807
Available-for-sale debt securities      5,568,734    5,568,734    5,065,257    5,065,257
Available-for-sale equity securities      177,496      177,496      167,580      167,580
Trading equity securities                  23,083       23,083       13,845       13,845
Mortgage loans                          1,239,861    1,326,816    1,229,954    1,264,940
Policy loans                              752,142      689,586      765,005      705,278
Derivatives                                29,236       29,236       28,136       19,080

Investment products                     3,137,679    3,140,935    2,790,629    2,795,106
Debt                                       72,101       67,868       74,096       66,285


For cash and cash equivalents carrying value approximates estimated fair value.

Debt and equity securities estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Derivatives estimated fair values are based on quoted values.

Investment products include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products, the Company generally retains no more than $3.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements. Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements. Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as increase in policy liabilities expense. Total life insurance inforce as of December 31, 2001 and 2000 is $43.0 billion and $40.8 billion, respectively.

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Transactions between the open and Closed Block (see Note 13) have been excluded from the following schedule.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):

                                                        2001             2000
     --------------------------------------------------------------------------
     Insurance premiums:
          Direct                                     $ 427,183        $ 437,321
          Reinsurance assumed                           15,570            9,143
          Reinsurance ceded                            (65,157)         (66,012)
     --------------------------------------------------------------------------
     Total insurance premiums                        $ 377,596        $ 380,452
     ==========================================================================

     Other income:
          Direct                                     $   5,282        $   5,783
          Reinsurance ceded                             11,032           12,191
     --------------------------------------------------------------------------
     Total other income                              $  16,314        $  17,974
     ==========================================================================

     Increase in policy liabilities:
          Direct                                     $ 133,459        $  78,303
          Reinsurance ceded                              1,417            7,765
     --------------------------------------------------------------------------
     Total increase in policy liabilities            $ 134,876        $  86,068
     ==========================================================================

                                                       2001            2000
     --------------------------------------------------------------------------
     Policy benefits:
          Direct                                     $ 394,968        $ 411,781
          Reinsurance assumed                            4,431            6,831
          Reinsurance ceded                            (87,389)         (65,300)
     --------------------------------------------------------------------------
     Total policy benefits                           $ 312,010        $ 353,312
     ==========================================================================


                                                        2001             2000
     --------------------------------------------------------------------------
     Policyholders' dividends:
          Direct                                     $ 117,038        $ 111,748
          Reinsurance ceded                             (3,634)            (748)
     --------------------------------------------------------------------------
     Total policyholders' dividends                  $ 113,404        $ 111,000
     ==========================================================================

NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                                          2001            2000
--------------------------------------------------------------------------------
Balance, beginning of year                            $ 539,690       $ 538,127
  Acquisition costs deferred                             90,757          88,217
  Amortization to expense during the year               (42,610)        (46,019)
  Adjustment to equity during the year                  (46,243)        (40,635)
--------------------------------------------------------------------------------
Balance, end of year                                  $ 541,594       $ 539,690
================================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows ($ in thousands):

                                                  2001                 2000
------------------------------------------------------------------------------------
                                           Amount    Rate       Amount       Rate
------------------------------------------------------------------------------------
Current                                  $ 14,091             $  13,875
Deferred                                    3,449                10,031
-------------------------------------------------             ---------
     Income taxes                        $ 17,540             $  23,906
=================================================             =========
Expected income taxes                    $ 25,255     35.0%    $ 32,307       35.0%
Differential earnings amount                 --         --          223        0.2
Affordable housing tax credit              (6,779)    (9.5)      (7,459)      (8.1)
Other, net                                   (936)    (1.3)      (1,165)      (1.3)
----------------------------------------------------------------------------------
     Income taxes                        $ 17,540             $  23,906
=================================================             =========
     Effective federal income tax rate                24.2%                   25.8%
=================================================    =====                    ====

The Company paid $39.3 million in federal income taxes during 2001 and received $0.1 million in federal income tax refunds during 2000. Components of net deferred income tax assets at December 31 were as follows (in thousands):

                                                               2001       2000
--------------------------------------------------------------------------------
Deferred income tax assets:
     Net unrealized loss on available-for-sale securities    $   --     $ 12,095
     Policy liabilities                                       176,471    176,337
     Other liabilities and accrued expenses                    89,934     79,672
     Other                                                      6,838      4,814
--------------------------------------------------------------------------------
       Total deferred income tax assets                       273,243    272,918
--------------------------------------------------------------------------------

Deferred income tax liabilities:
     Net unrealized gain on available-for-sale securities      12,309       --
     Deferred policy acquisition cost                         152,845    138,505
     Present value of future profits of insurance acquired     31,856     34,200
     Debt and equity securities                                 9,885      9,627
     Other                                                     23,866     20,158
--------------------------------------------------------------------------------
       Total deferred income tax liabilities                  230,761    202,490
--------------------------------------------------------------------------------
Total net deferred income tax assets                         $ 42,482   $ 70,428
================================================================================

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets.

The Company has affordable housing tax credit carryforwards of $4.3 million that begin to expire in 2020.

National Life's federal income tax returns are routinely audited by the IRS. The IRS has examined National Life's tax returns through 1997 and is currently examining the year 1998. The Company's tax years 1998 - 2001 remain open. In management's opinion adequate tax liabilities have been established for all open years.

NOTE 7 - BENEFIT PLANS

The Company sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is administered by the Company and is non-contributory, with benefits based on an employee's retirement age, years of service and compensation levels. Plan assets are primarily bonds and common stocks held in a National Life separate account and funds invested in a general account group annuity contract issued by National Life. National Life also sponsors other, non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a contributory defined benefit plan for certain employees, agents and general agents and a non-contributory supplemental defined benefit plan for certain executives. These non-qualified defined benefit pension plans are not separately funded.

National Life sponsors four defined benefit postretirement plans that provide medical, dental and life insurance benefits to employees and agents. Substantially all employees and agents may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for National Life. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and National Life pays for plan benefits on a current basis. The cost is recognized as benefits are earned.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                                  Pension Benefits          Other Benefits
                                                                ------------------------------------------------
                                                                   2001         2000          2001         2000
----------------------------------------------------------------------------------------------------------------

CHANGE IN BENEFIT OBLIGATION:
     Benefit obligation, beginning of year                      $ 161,449    $ 167,144    $  21,820    $  25,233
     Service cost for benefits earned during the period             3,685        3,638          807          538
     Interest cost on benefit obligation                           12,571       12,608        1,714        1,935
     Actuarial losses (gains)                                      10,155       (9,410)       5,489       (1,998)
     Plan amendment and change in benefit provisions                 --           --           --         (2,842)
     Benefits paid                                                (12,298)     (12,531)      (1,600)      (1,046)
----------------------------------------------------------------------------------------------------------------
     Benefit obligation, end of year                            $ 175,562    $ 161,449    $  28,230    $  21,820
================================================================================================================

CHANGE IN PLAN ASSETS:
     Plan assets, beginning of year                             $ 106,982    $ 104,250
     Actual return on plan assets                                 (11,474)       8,355
     Benefits paid                                                 (5,580)      (5,623)
--------------------------------------------------------------------------------------
     Plan assets, end of year                                   $  89,928    $ 106,982
======================================================================================

                                                                  Pension Benefits         Other Benefits
                                                                ------------------------------------------------
                                                                   2001         2000        2001         2000
----------------------------------------------------------------------------------------------------------------
FUNDED STATUS:
  Funded plans:
     Benefit obligation                                         $  97,956    $  89,273
     Plan assets                                                  (89,928)    (106,982)
----------------------------------------------------------------------------------------------------------------
       Benefit obligation greater (less) than plan assets           8,028      (17,709)
     Benefit obligation - other plans                              77,606       72,176    $  28,230    $  21,820
     Unrecognized actuarial (losses) gains                         (7,600)      25,380        1,948        8,137
     Unrecognized prior service cost                                 --           --          1,135        1,834
                                                                -------------------------------------------------
       Accrued benefit cost at September 30                        78,034       79,847       31,313       31,791
        Payments subsequent to measurement date                    (1,687)      (1,983)        --           --
----------------------------------------------------------------------------------------------------------------
Accrued benefit cost at December 31                             $  76,347    $  77,864    $  31,313    $  31,791
=================================================================================================================

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

                                                                      Pension Benefits          Other Benefits
                                                                ------------------------------------------------
                                                                   2001         2000         2001         2000
----------------------------------------------------------------------------------------------------------------
Service cost for benefits earned during the period              $   3,685    $   3,638    $     807    $     538
Interest cost on benefit obligation                                12,571       12,608        1,714        1,935
Expected return on plan assets                                     (9,377)      (9,130)        --           --
Net amortization and deferrals                                     (1,974)      (1,564)        (700)        (259)
Amortization of prior service cost                                   --           --           (699)          72
----------------------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in operating
  expenses)                                                     $   4,905    $   5,552    $   1,122    $   2,286
================================================================================================================

The total accumulated benefit obligation (APBO) for non-qualified defined benefit pension plans was $73.5 million and $69.1 million at December 31, 2001 and 2000, respectively.

The actuarial assumptions used in determining benefit obligations at December 31, were as follows:

                                       Pension Benefits        Other Benefits
                                      ------------------------------------------
                                         2001         2000       2001       2000
--------------------------------------------------------------------------------
Discount rate                            7.5%         8.0%       7.5%       8.0%
Rate of increase in future
   compensation levels                3.0%-10.0%   3.0%-10.0%
Expected long term return on
   plan assets                           8.5%         9.0%

The health care cost trend rate was 5% for all future periods. Increasing the assumed health care trend rates by one percentage point in each year would increase the APBO by about $2.0 million and increase the 2001 service and interest cost components of net periodic postretirement benefit cost by about $0.2 million. Decreasing the assumed health care trend rates by one percentage point in each year would reduce the APBO by about $1.7 million and the 2001 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. National Life uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

National Life made changes to its postretirement medical plans concurrent with the year-end 2000 plan valuation. These include a modification in the attribution and eligibility requirements to qualify for plan benefits, and in the expected future benefit cost due to a change in coverage and insurance carrier. The plan modifications reduced the projected benefit obligation at December 31, 2000 by $2.8 million. This reduction will be amortized through prior service cost in future periods.

The Company provides employee thrift and 401(k) plans for its emp loyees. For employees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001 and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee's salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company's matching contributions.

National Life also provides a 401(k) plan for it's regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with National Life or in mutual funds (several of which are sponsored by an affiliate of National Life). Total annual contributions can not exceed certain limits which vary based on total agent compensation. No company contributions are made to the plan.

NOTE 8 - DEBT

Debt consists of the following (in thousands):

                                                       2001             2000
--------------------------------------------------------------------------------
8.25% Surplus Notes:                                 $ 69,701         $ 69,696
     $70 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims.
     The notes may be redeemed in whole or in part any time after March 1, 2004 at predetermined redemption prices. All interest and principal payments require prior written approval by the State of Vermont Department of Banking,
     Insurance, Securities and Health Care
     Administration.

6.57% Term Note:                                        2,400            4,400
     $4.4 million, maturing March 1, 2002 with
     interest payable semi-annually on March 1 and
     September 1. The note is secured by
     subsidiary stock, includes certain
     restrictive covenants and requires annual
     payments of principal (see below).
--------------------------------------------------------------------------------
     Total debt                                      $ 72,101         $ 74,096
================================================================================

The aggregate annual scheduled maturities of debt for the next five years are as follows (in thousands):

                        2002               $ 2,400
                        2003                   -
                        2004                   -
                        2005                   -
                        2006                   -

Interest paid on the surplus notes was $5.8 million in 2001 and 2000. Interest paid on the term note was $0.2 million and $0.3 million in 2001 and 2000, respectively.

The Company also has two lines of credit available. A $40 million line of credit with State Street Bank, based on an adjustable rate equal to the prevailing federal funds rate plus 40 basis points. The outstanding balance was $4.4 million and $-0- as of December 31, 2001 and 2000, respectively, and is included in other liabilities. The Company also has a $10 million line of credit with BankNorth Group, based on an adjustable rate equal to LIBOR plus 75 basis points. The outstanding balance on the BankNorth line of credit was $-0- for both December 31, 2001 and 2000. Total interest on the combined lines of credit was $7,000 for 2001 and $-0- for 2000.

NOTE 9 - CONTINGENCIES

Total outstanding mortgage loan funding commitments at December 31, 2001 were $52.9 million.

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provided class members with various policy enhancement options and new product purchase discounts. Class members could instead pursue alternative dispute resolution according to predetermined guidelines. All of the alternative dispute resolution cases had been settled by December 31, 2000. Certain members also opted out of the class action to preserve their litigation rights against National Life. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely to have a material adverse effect on National Life's financial position. Existing provisions for this contingency were reduced in 2001, and are included in the statements of operations as change in sales practice remediation provision. In late 1999, two lawsuits were filed in Vermont against National Life and the State of Vermont related to National Life's conversion to a mutual holding company structure. National Life and the State of Vermont specifically deny any wrongdoing and intend to defend these cases vigorously. In the opinion of National Life's management, based on advice from legal counsel, the ultimate resolution of these lawsuits will not have a material effect on National Life's financial position. However, liabilities related to these lawsuits could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

NOTE 10 - NEW ACCOUNTING PRONOUNCEMENTS FOR GOODWILL AND
          OTHER INTANGIBLE ASSETS - FAS 142

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (FAS 142), which establishes accounting and reporting standards for intangible assets. Under FAS 142, intangible assets having indefinite useful lives are no longer subject to amortization, but instead are to be tested at least annually for impairment. Intangible assets with finite useful lives will be amortized over their useful lives. FAS 142 also provides specific guidance on how to determine and measure goodwill impairment. Provisions of this statement are to be applied starting with fiscal years beginning after December 15, 2001. The Company does not anticipate a significant cumulative effect on its financial position due to the adoption of FAS 142.

NOTE 11 - RESTRUCTURING CHARGE - DISPOSAL OF MAINFRAME COMPUTER
          OPERATIONS

In 2001, the Company adopted a formal plan to outsource its mainframe operations to American International Technology Enterprises, Inc. (AITE) located in Livingston, New Jersey. Under the terms of this agreement, AITE assumed the responsibility for the Company's mainframe processing on October 31, 2001. The Company's management believes that this change in operation will reduce costs and increase future operating efficiency. Conversion costs incurred are reflected in the accompanying consolidated statements of operations as a $6.5 million restructuring charge.

In connection with the transfer of operations to AITE, 21 positions were terminated effective October 31, 2001. Qualifying employees associated with mainframe operations at the Company's Montpelier, VT office received salary and benefits through December 31, 2001. In addition, certain employees also received a severance package based on years of service with the Company. Employee severance costs were accrued in 2001 with final payment of benefits expected to occur in the first quarter of 2002.

Other costs of the mainframe restructuring include termination of hardware and software leases, the writedown of the carrying values of equipment, and conversion costs. Mainframe hardware and software costs incurred during the first ten months of 2001 remain in operating income as part of operating expenses.

NOTE 12 - ADOPTION OF EITF 99-20: RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON CERTAIN INVESTMENTS

The Company adopted EITF 99-20 Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (EITF 99-20) effective April 1, 2001. EITF 99- 20 requires that beneficial interests in securitized financial assets which experience other-than-temporary impairments be written down to fair value with the resulting change being included as a charge against income. The cumulative effect of adopting EITF 99-20, net of related taxes, was ($2.1) million. In accordance with EITF 99-20, 2001 operating net income decreased $1.5 million due to other-than-temporary impairments of securitized financial assets. The pro forma effects of applying EITF 99-20 to prior period operating results are not determinable.

NOTE 13 - NATIONAL LIFE CLOSED BLOCK

National Life established and began operating a closed block (the Closed Block) on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block's primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities.

The Company adopted the American Institute of Certified Public Accountants Statement of Position 00-3 Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts (SOP 00-3) effective January 1, 2000. No restatement of prior period information was necessary to conform with the requirements of SOP 00-3.

Under the provisions of SOP 00-3, if actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders. These excess earnings will be recorded as a policyholder dividend obligation to be paid to Closed Block policyholders unless offset by future results which are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. No policyholder dividend obligation for distribution of accumulated excess earnings was required at December 31, 2001 or 2000. Unrealized gains in the Closed Block, net of related deferred acquisition cost and income tax offsets, generated a policyholder dividend obligation of $13.3 million and $-0- at December 31, 2001 and 2000, respectively.

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2001 and 2000 and for the years then ended is as follows (in thousands):

                                                         2001           2000
--------------------------------------------------------------------------------

LIABILITIES:
     Policy liabilities and accruals                 $ 3,718,677    $ 3,692,064
     Other liabilities                                    34,732         47,775
--------------------------------------------------------------------------------
          Total liabilities                          $ 3,753,409    $ 3,739,839
================================================================================

ASSETS:
     Cash and cash equivalents                       $   169,769    $   218,296
     Available-for-sale debt and equity securities     1,940,839      1,797,634
     Mortgage loans                                      407,168        416,639
     Policy loans                                        629,998        642,378
     Accrued investment income                            53,907         54,052
     Premiums and fees receivable                         18,552         18,946
     Deferred policy acquisition costs                   223,402        268,708
     Other assets                                         41,816         48,144
--------------------------------------------------------------------------------
          Total assets                               $ 3,485,451    $ 3,464,797
================================================================================

Excess of reported closed block liabilities over
  closed block assets                                $   267,958    $   275,042
Closed block accumulated other comprehensive
  gain represented above                                    (700)        (4,678)
--------------------------------------------------------------------------------
Maximum future earnings to be recognized
  from closed block assets and liabilities           $   268,658    $   279,720
================================================================================

                                                           2001          2000
--------------------------------------------------------------------------------

REVENUES:
  Premiums and other income                             $ 295,418     $ 312,963
  Net investment income                                   212,626       217,096
  Net investment gain (loss)                                1,269        (4,309)
--------------------------------------------------------------------------------

   Total revenues                                         509,313       525,750
--------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
  Increase in policy liabilities                           70,167        27,504
  Policy benefits                                         249,658       309,189
  Policyholders' dividends                                115,716       114,095
  Interest credited to policyholders' accounts             11,712        12,377
  Operating expenses                                       14,976        16,894
  Policy acquisition expenses, net                         30,066        23,320
--------------------------------------------------------------------------------

   Total benefits and expenses                            492,295       503,379
--------------------------------------------------------------------------------

Pre-tax results of operations                              17,018        22,371

Income taxes                                                5,956         7,784
--------------------------------------------------------------------------------

Closed block results of operations                         11,062        14,587

Other comprehensive income:
     Unrealized (loss) gain                                (3,978)       11,658
--------------------------------------------------------------------------------

Total closed block comprehensive income                 $   7,084     $  26,245
================================================================================

Excess of reported closed block liabilities over
  closed block assets:
Beginning of year                                       $ 275,042     $ 301,287
     Closed block comprehensive income                      7,084        26,245
--------------------------------------------------------------------------------
End of year                                             $ 267,958     $ 275,042
================================================================================

Amortized cost of bonds held by the Closed Block at December 31, 2001 and 2000 were $1,873.1 million and $1,777.2 million, respectively. There were no mortgage valuation allowances on Closed Block mortgage loans at December 31, 2001 or 2000.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 14 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY
          CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no assets, liabilities or operations other than that related to its ownership of NLVF's outstanding stock. Similarly, NLVF currently has no assets, liabilities or operations other than that related to its ownership of National Life's outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the Commissioner).

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. National Life declared and paid a $1 million dividend to its parent, NLVF, during 2000. Concurrently, NLVF declared and paid a dividend of $.3 million to NLHC. There were no dividends paid or declared in 2001 by National Life, NLVF, or NHC. There have been no distributions to members of NLHC. Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations (see Note 15 for statutory information) require pre-approval by the Commissioner.

NOTE 15 - STATUTORY INFORMATION

National Life prepares statutory basis financial statements for regulatory filings with insurance regulators in all 50 states and the District of Columbia. A reconciliation of National statutory surplus to GAAP equity at December 31 and statutory net (loss) income to GAAP net income for the years ended December 31 is as follows (in thousands):

                                                 2001                      2000
                                       ------------------------------------------------
                                        Surplus/        Net       Surplus/       Net
                                         Equity        Income      Equity      Income
----------------------------------------------------------------------------------------
Statutory surplus/net (loss) income    $ 454,233    $ (11,836)   $ 411,278    $  31,959

Asset valuation reserve                   57,025         --         78,101         --
Interest maintenance reserve              55,887       (6,014)      49,873        8,634
Surplus notes                            (69,701)        --        (69,696)        --
Non-admitted assets                       44,033         --         28,440         --
Investments                              116,387       47,289       60,044       13,264
Policy acquisition costs                 477,820       13,154      466,326        8,318
Income taxes                               9,398       (8,907)      61,834         (754)
Policy liabilities and dividends        (167,177)      (4,845)    (180,261)      (7,227)
Sales practices litigation provision        --         13,802         --           --
Benefit plans                            (29,304)        (812)     (28,492)        (360)
Other comprehensive income, net            9,697         --        (21,626)        --
Other changes, net                        (7,372)       6,009       15,942        7,867
----------------------------------------------------------------------------------------
GAAP equity/net income                 $ 950,925    $  47,839    $ 871,763    $  61,701
========================================================================================


The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance (Codification), which replaced the Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. Codification provides guidance for areas which promulgated statutory accounting principles had not previously addressed, and changes promulgated guidance in other areas.

The Vermont Department of Banking, Insurance, Securities, and Health Care Administration adopted Codification effective January 1, 2001. National Life implemented Codification as of that date for statutory reporting purposes. The cumulative effect of changes in accounting principles is reported as an adjustment to statutory surplus in the period of the change in accounting principle. As a result of implementing Codification, National Life and LSW reported a total increase in statutory surplus of $40.9 million as of January 1, 2001. Included in this total adjustment is an increase in statutory surplus of $45.4 million related to deferred tax assets.

NOTE 16 - EVENTS SUBSEQUENT TO THE DATE OF THE INDEPENDENT
          ACCOUNTANT'S REPORT (UNAUDITED)

National Life is a member of a catastrophic reinsurance pool sponsored by a group of life insurance companies. The pool is not pre-funded. A member may only make a request for reimbursement from the pool if a particular catastrophic event causes claims against the member to exceed specified levels. If submitted claims are approved for reimbursement, pro-rata member assessments (up to certain limits) are determined based on each member's total insurance in force. The events of September 11, 2001 are considered a catastrophic event and National Life has been notified that certain members will submit reimbursement requests to the pool. Claims may be submitted until May 15, 2002. The maximum exposure to National Life will not exceed $1.8 million, net of income taxes. However, the actual amount of exposure is not currently estimable.

                               NATIONAL VARIABLE
                               ANNUITY ACCOUNT II

                              FINANCIAL STATEMENTS

                                   * * * * *

                               DECEMBER 31, 2001

PRICE WATERHOUSECOOPERS [LOGO]

--------------------------------------------------------------------------------

                                                      PricewaterhouseCoopers LLP
                                                      160 Federal Street
                                                      Boston, MA 02110-9862
                                                      Telephone (617) 428 8400
                                                      Facsimile (617) 439 7393



                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of National Life Insurance Company and Contractholders of National Variable Annuity Account II:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Annuity Account II )a Separate Account of National Life Insurance Company) (the Variable Account) at December 31, 2001, and the results of each of their operations and each of their changes in net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Variable Account's management; our responsibility is to express an opinion of these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the mutual funds, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPER, LLP
------------------------------
March 29,  2002



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A Separate Account of National Life Insurance Company)

                            STATEMENT OF NET ASSETS

                               December 31, 2001

                                                                                              CONTRACTHOLDER
                                                                                                  ACCOUNT
                                                                                                   VALUES
                                                                                                   ------
ASSETS:
Investments in shares of mutual fund portfolios at market value:
(contractholder accumulation units and unit value)

Market Street Fund Managed (742,241.96 units at $11.55 per unit)                                $  8,571,857
Market Street Fund Bond (831,321.19 units at $12.14 per unit)                                     10,090,540
Dreyfus Socially Responsible Growth Fund (64,416.84 units at $7.64 per unit)                         491,883
Strong Opportunity Fund II (422,080.77 units at $16.60 per unit)                                   7,004,736
Strong Variable Insurance Funds Mid Cap Growth (649,737.70 units at $15.34 per unit)               9,969,426
American Century Variable Portfolios VP Value (497,921.29 units at $13.19 per unit)                6,567,803
American Century Variable Portfolios VP Income & Growth (513,559.72 units at $10.17 per unit)      5,220,862
Alger American Fund Growth (1,176,016.07 units at $14.99 per unit)                                17,631,187
Alger American Fund Small Capitalization (713,337.23 units at $8.85 per unit)                      6,310,943
Alger American Fund Leveraged All Cap (122,328.68 units at $8.30 per unit)                         1,015,869
Sentinel Variable Products Trust Money Market (1,339,572.89 units at $11.73 per unit)             15,709,999
Sentinel Variable Products Trust Common Stock (1,550,727.39 units at $11.91 per unit)             18,475,038
Sentinel Variable Products Trust Small Company (641,556.80 units at $18.54 per unit)              11,892,223
Sentinel Variable Products Trust Mid Cap Growth (1,037,504.10 units at $12.70 per unit)           13,178,022
Sentinel Variable Products Trust Growth Index (152,290.12 units at $8.07 per unit)                 1,228,844
VIPF Equity Income Portfolio (1,100,806.66 units at $12.54 per unit)                              13,799,430
VIPF Overseas Portfolio (943,360.18 units at $9.16 per unit)                                       8,644,667
VIPF Growth Portfolio (1,161,109.49 units at $14.24 per unit)                                     16,534,064
VIPF High Income Portfolio (572,401.28 units at $7.25 per unit)                                    4,152,143
VIPF Index 500 Portfolio (2,179,936.83 units at $12.69 per unit)                                  27,662,843
VIPF Contrafund Portfolio (802,651.88 units at $13.71 per unit)                                   11,003,332
VIPF Investment Grade Bond Portfolio (759,750.40 units at $10.89 per unit)                         8,274,781
JP Morgan Series Trust II International Opportunities (129,932.62 units at $8.64 per unit)         1,122,947
JP Morgan Series Trust II Small Company (94,501.13 units at $11.27 per unit)                       1,065,428
Neuberger Berman Partners Portfolio (92,299.75 units at $10.27 per unit)                             947,777
INVESCO Variable Investment Fund Dynamics (185,977.17 units at $7.26 per unit)                     1,350,413
INVESCO Variable Investment Fund Technology (140,047.82 units at $5.38 per unit)                     753,392
INVESCO Variable Investment Fund Health Sciences (185,979.64 units at $9.12 per unit)              1,695,623
                                                                                                ------------
TOTAL NET ASSETS                                                                                $230,366,072
                                                                                                ============



The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A Separate Account of National Life Insurance Company)

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                                              STRONG
                                                                                             VARIABLE
                                                                                             INSURANCE        AMERICAN CENTURY
                                      MARKET STREET FUND         DREYFUS        STRONG         FUNDS         VARIABLE PORTFOLIOS
                                    ------------------------   -----------   ------------   -----------    ----------------------
                                                                SOCIALLY      OPPORTUNITY     MID CAP                  VP INCOME &
                                       MANAGED        BOND     RESPONSIBLE      FUND II        GROWTH        VP VALUE    GROWTH
                                       -------        ----     -----------      -------        ------        --------    ------

INVESTMENT INCOME:
  Dividend income                   $   269,167    $ 345,257   $      283    $    25,109    $      --      $  33,853    $  31,592
  Capital gains distributions           381,026         --           --        1,072,452           --           --           --
                                    ---------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                 650,193      345,257          283      1,097,561           --         33,853       31,592
EXPENSES:
  Mortality and expense risk
   and administrative charges           110,892      104,106        3,714         85,229        153,501       59,206       60,196
                                    ---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)            539,301      241,151       (3,430)     1,012,332       (153,501)     (25,353)     (28,604)
                                    ---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
  Net realized (loss) gain from
   shares sold                         (385,074)      24,427      (10,925)       (15,812)    (1,817,758)     294,020      (87,562)
  Net unrealized (depreciation)
   appreciation on investments         (823,947)     135,921      (29,848)    (1,323,433)    (2,521,583)     267,147     (289,044)
                                    ---------------------------------------------------------------------------------------------
Net realized and unrealized
  (loss) gain on investments         (1,209,021)     160,348      (40,773)    (1,339,245)    (4,339,341)     561,167     (376,606)
                                    ---------------------------------------------------------------------------------------------
(DECREASE) INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS           $  (669,720)   $ 401,499   $  (44,203)      (326,913)   $(4,492,842)   $ 535,814    $(405,210)
                                    =============================================================================================



   The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A Separate Account of National Life Insurance Company)

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                              ALGER AMERICAN FUND                    SENTINEL VARIABLE  PRODUCTS TRUST
                                    -----------------------------------------    ----------------------------------------
                                                                  LEVERAGED        MONEY         COMMON          SMALL
                                       GROWTH       SMALL CAP      ALL CAP         MARKET        STOCK          COMPANY
                                       ------       ---------      -------         ------        -----          -------
INVESTMENT INCOME:
  Dividend income                   $    42,053    $     3,192    $      --      $   447,976   $   199,745    $    34,426
  Capital gains distributions         2,280,356           --           17,201           --          68,084          1,231
                                    -------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME               2,322,409          3,192         17,201        447,976       267,829         35,657
EXPENSES:
  Mortality and expense risk
   and administrative charges           253,990         93,331          7,513        182,104       215,947        113,733
                                    -------------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)        2,068,419        (90,139)         9,688        265,872        51,882        (78,076)
                                    -------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
  Net realized (loss) gain from
   shares sold                       (8,153,488)    (3,435,497)       (86,934)          --         (99,363)        67,467
  Net unrealized appreciation
   (depreciation) on investments      3,408,640        940,406         14,070           --      (1,410,372)       624,815
                                    -------------------------------------------------------------------------------------
Net realized and unrealized
(loss) gain on investments           (4,744,848)    (2,495,091)       (72,864)          --      (1,509,735)       692,282
                                    -------------------------------------------------------------------------------------
(DECREASE) INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS           $(2,676,428)   $(2,585,230)   $   (63,176)   $   265,872   $(1,457,853)   $   614,206
                                    =====================================================================================










                                      MID CAP         GROWTH
                                       GROWTH          INDEX
                                       ------          -----

  Dividend income                   $      --      $     2,815
  Capital gains distributions              --             --
                                    --------------------------
TOTAL INVESTMENT INCOME                    --            2,815
EXPENSES:
  Mortality and expense risk
   and administrative charges           176,649          6,340
                                    --------------------------
  NET INVESTMENT INCOME (LOSS)         (176,649)        (3,525)
                                    --------------------------
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
  Net realized (loss) gain from
   shares sold                       (1,339,020)       (18,384)
  Net unrealized appreciation
   (depreciation) on investments     (2,665,622)         2,427
                                    --------------------------
Net realized and unrealized
(loss) gain on investments           (4,004,642)       (15,957)
                                    --------------------------
(DECREASE) INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS           $(4,181,291)   $   (19,482)
                                    ==========================




   The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A Separate Account of National Life Insurance Company)

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                           VIPF
                                   -----------------------------------------------------------------------------------------------
                                      EQUITY                                     HIGH                                    INVESTMENT
                                      INCOME       OVERSEAS       GROWTH        INCOME       INDEX 500     CONTRAFUND    GRADE BOND
                                      ------       --------       ------        ------       ---------     ----------    ----------

INVESTMENT INCOME:
  Dividend income                  $   197,587   $   426,206   $    12,542   $   526,874    $   319,536    $    87,021    $ 45,300
  Capital gains distributions          555,125       673,680     1,178,989          --             --          307,134        --
                                   -----------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                752,712     1,099,886     1,191,532       526,874        319,536        394,155      45,300
EXPENSES:
  Mortality and expense risk
   and administrative charges          174,157       118,751       232,554        59,730        388,457        153,219      48,759
                                   -----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)           578,555       981,135       958,977       467,144        (68,921)       240,936      (3,459)
                                   -----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
  Net realized (loss) gain from
   shares sold                        (379,003)   (1,018,481)   (1,364,058)     (784,610)      (566,636)      (541,514)     49,779
Net unrealized (depreciation)
appreciation on investments         (1,032,200)   (2,117,064)   (3,281,296)     (277,621)    (3,622,836)    (1,387,216)    112,256
                                   -----------------------------------------------------------------------------------------------
Net realized and unrealized
(loss) gain on investments          (1,411,203)   (3,135,545)   (4,645,354)   (1,062,231)    (4,189,472)    (1,928,730)    162,035
                                   -----------------------------------------------------------------------------------------------
(DECREASE) INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS          $  (832,648)  $(2,154,410)  $(3,686,377)  $  (595,087)   $(4,258,393)   $(1,687,794)   $158,576
                                   ===============================================================================================



   The accompanying notes are an integral part of these financial statements.




                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A Separate Account of National Life Insurance Company)

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                   NEUBERGER
                                   JP MORGAN SERIES TRUST II         BERMAN             INVESCO VARIABLE INVESTMENT FUND
                                  -----------------------------   ------------    --------------------------------------------
                                   INTERNATIIONAL     SMALL        PARTNERS                                         HEALTH
                                   OPPORTUNITIES     COMPANY       PORTFOLIO       DYNAMICS      TECHNOLOGY        SCIENCES
                                   -------------     -------       ---------       --------      ----------        --------

INVESTMENT INCOME:
  Dividend income                 $     11,346    $        420    $      2,702    $       --      $       --      $      5,562
  Capital gains distributions           22,299            --            25,672            --              --              --
                                  --------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                 33,645             420          28,374            --              --             5,562
EXPENSES:
  Mortality and expense risk
   and administrative charges           13,226          14,145          11,207           7,915           5,136          14,342
                                  --------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)            20,419         (13,725)         17,167          (7,915)         (5,136)         (8,780)
                                  --------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
  Net realized loss from
   shares sold                         (61,668)       (111,320)        (62,105)       (137,871)       (123,491)        (50,073)
  Net unrealized (depreciation)
   appreciation on investments        (161,843)         14,578          18,748          33,644         (51,702)         43,012
                                  --------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                   (223,511)        (96,742)        (43,357)       (104,227)       (175,193)         (7,061)
                                  --------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS         $   (203,092)   $   (110,467)   $    (26,190)   $   (112,142)   $   (180,329)   $    (15,841)
                                  ============================================================================================






                                     TOTAL
                                     -----
INVESTMENT INCOME:
  Dividend income                 $  3,070,564
  Capital gains distributions        6,583,249
                                  ------------
TOTAL INVESTMENT INCOME              9,653,813
EXPENSES:
  Mortality and expense risk
   and administrative charges        2,868,049
                                  ------------
NET INVESTMENT INCOME (LOSS)         6,785,764
                                  ------------
REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
  Net realized loss from
   shares sold                     (20,214,954)
  Net unrealized (depreciation)
   appreciation on investments     (15,379,963)
                                  ------------
Net realized and unrealized
loss on investments                (35,594,917)
                                  ------------
DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS         $(28,809,153)
                                  ============




   The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                             STRONG VARIABLE
                                                 MARKET STREET FUND            DREYFUS         STRONG        INSURANCE FUNDS
                                             ----------------------------    -------------   ------------    ---------------

NET INVESTMENT INCOME (LOSS)                 $    539,301    $    241,151    $     (3,431)   $  1,012,332    $   (153,501)
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
Net realized (loss) gain from shares sold        (385,074)         24,427         (10,925)        (15,812)     (1,817,758)
Net unrealized (depreciation)
  appreciation on investments                    (823,947)        135,921         (29,848)     (1,323,433)     (2,521,583)
                                             ----------------------------------------------------------------------------
Net realized and unrealized
  (loss) gain on investments                   (1,209,021)        160,348         (40,773)     (1,339,245)     (4,339,341)
                                             ----------------------------------------------------------------------------
(DECREASE) INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                        (669,720)        401,499         (44,204)       (326,913)     (4,492,842)
                                             ----------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                          1,155,241       1,806,240         235,197         915,038         952,349
  Transfers between investment
   sub-accounts and general account, net        1,210,999       2,833,004         303,367         684,762       1,073,167
  Surrenders and lapses                          (514,481)       (422,635)         (5,157)       (161,225)       (665,889)
  Contract benefits                              (143,734)        (21,032)           --           (56,378)       (285,958)
  Loan collateral interest received                  --                50            --               130             203
  Transfers for policy loans                         --              (315)           --               237          (3,738)
  Contract charges                                 (5,012)         (4,046)            (57)         (4,847)         (8,897)
  Miscellaneous                                    10,839          (5,410)            709           5,024          35,056
                                             ----------------------------------------------------------------------------
  Total net accumulation unit transactions      1,713,852       4,185,856         534,059       1,382,741       1,096,293
                                             ----------------------------------------------------------------------------
Increase (decrease) in net assets               1,044,132       4,587,355         489,855       1,055,828      (3,396,549)
Net assets, beginning of period                 7,527,726       5,503,185           2,027       5,948,908      13,365,976
                                             ----------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                    $  8,571,857    $ 10,090,540    $    491,883    $  7,004,736    $  9,969,426
                                             ============================================================================
  Units Issued, Transferred and Redeemed:
  Beginning balance                            597,642.88      480,176.92          202.71      340,375.32      594,648.07
  Units issued                                  97,468.62      151,522.40       28,279.54       54,069.13       47,856.36
  Units transferred                            102,173.01      237,655.80       36,476.23       40,462.22       53,927.56
  Units redeemed                               (55,042.55)     (38,033.93)        (541.64)     (12,825.90)     (46,694.29)
                                             ----------------------------------------------------------------------------
  Ending balance                               742,241.96      831,321.19       64,416.84      422,080.77      649,737.70
                                             ============================================================================




                                               AMERICAN CENTURY VARIABLE
                                             -----------------------------
                                                              VP INCOME &
                                                 VP VALUE        GROWTH
                                                 --------        ------

NET INVESTMENT INCOME (LOSS)                 $    (25,353)   $    (28,604)
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
Net realized (loss) gain from shares sold         294,020         (87,562)
Net unrealized (depreciation)
  appreciation on investments                     267,147        (289,044)
                                             ----------------------------
Net realized and unrealized
  (loss) gain on investments                      561,167        (376,606)
                                             ----------------------------
(DECREASE) INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                         535,814        (405,210)
                                             ----------------------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                          1,065,578         755,951
  Transfers between investment
   sub-accounts and general account, net        2,503,363       1,396,031
  Surrenders and lapses                          (293,246)       (176,028)
  Contract benefits                                (9,330)        (11,406)
  Loan collateral interest received                  --              --
  Transfers for policy loans                         --              (222)
  Contract charges                                 (1,909)         (2,435)
  Miscellaneous                                    (2,043)          3,834
                                             ----------------------------
  Total net accumulation unit transactions      3,262,413       1,965,725
                                             ----------------------------
Increase (decrease) in net assets               3,798,227       1,560,515
Net assets, beginning of period                 2,769,577       3,660,348
                                             ----------------------------
NET ASSETS, END OF PERIOD                    $  6,567,803    $  5,220,862
                                             ============================
  Units Issued, Transferred and Redeemed:
  Beginning balance                            233,597.14      325,390.26
  Units issued                                  86,334.28       72,363.59
  Units transferred                            202,825.15      133,635.42
  Units redeemed                               (24,835.28)     (17,829.55)
                                             ----------------------------
  Ending balance                               497,921.29      513,559.72
                                             ============================




   The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                     ALGER AMERICAN FUND                     SENTINEL VARIABLE PRODUCTS TRUST
                                            --------------------------------------------    ----------------------------------
                                                                             LEVERAGED         MONEY           COMMON
                                               GROWTH          SMALL CAP      ALL CAP         MARKET           STOCK
                                               ------          ---------      -------         ------           -----
NET INVESTMENT INCOME (LOSS)                $  2,068,419    $    (90,139)   $      9,688    $    265,872    $     51,882
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
Net realized (loss) gain from shares sold     (8,153,488)     (3,435,497)        (86,934)           --           (99,363)
Net unrealized appreciation
(depreciation) on investments                  3,408,640         940,406          14,070            --        (1,410,372)
                                            ----------------------------------------------------------------------------
Net realized and unrealized
(loss) gain on investments                    (4,744,848)     (2,495,091)        (72,864)           --        (1,509,735)
                                            ----------------------------------------------------------------------------
(DECREASE) INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                     (2,676,429)     (2,585,230)        (63,176)        265,872      (1,457,853)
                                            ----------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                           1,642,655         560,826         466,141       5,144,614       3,066,018
Transfers between investment
sub-accounts and general account, net          1,042,281       1,005,453         574,993         522,600       3,692,005
Surrenders and lapses                           (808,457)       (262,341)         (9,814)     (1,054,596)       (713,267)
Contract benefits                               (308,076)        (49,625)           --           (13,892)       (319,331)
Loan collateral interest received                    266             203            --               774            --
Transfers for policy loans                          (154)           (879)           --            (8,509)           --
Contract charges                                 (16,384)         (5,576)           (394)         (5,190)        (10,518)
Miscellaneous                                     33,504           3,413          (1,711)          5,267          15,463
                                            ----------------------------------------------------------------------------
Total net accumulation unit transactions       1,585,635       1,251,474       1,029,215       4,591,068       5,730,370
                                            ----------------------------------------------------------------------------
(Decrease) increase in net assets             (1,090,794)     (1,333,756)        966,039       4,856,940       4,272,517
Net assets, beginning of period               18,721,981       7,644,699          49,829      10,853,060      14,202,520
                                            ----------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                   $ 17,631,187    $  6,310,943    $  1,015,869    $ 15,709,999    $ 18,475,038
                                            ============================================================================
UNITS ISSUED, TRANSFERRED AND REDEEMED:
  Beginning balance                         1,085,900.24      600,592.69        4,974.23      946,420.61    1,080,323.09
  Units issued                                 93,356.44       50,524.46       53,150.96      440,554.76      251,688.43
  Units transferred                            59,235.60       90,580.67       65,562.61       44,752.44      303,075.58
  Units redeemed                              (62,476.21)     (28,360.59)      (1,359.12)     (92,154.92)     (84,359.71)
                                            ----------------------------------------------------------------------------
  Ending balance                            1,176,016.07      713,337.23      122,328.68    1,339,572.89    1,550,727.39
                                            ============================================================================










                                                 SENTINEL VARIABLE PRODUCTS TRUST
                                            ---------------------------------------------
                                                SMALL            MID CAP         GROWTH
                                               COMPANY           GROWTH          INDEX
                                               -------           ------          -----
NET INVESTMENT INCOME (LOSS)                $    (78,076)   $   (176,649)   $     (3,525)
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
Net realized (loss) gain from shares sold         67,467      (1,339,020)        (18,384)
Net unrealized appreciation
(depreciation) on investments                    624,815      (2,665,622)          2,427
                                            --------------------------------------------
Net realized and unrealized
(loss) gain on investments                       692,282      (4,004,642)        (15,957)
                                            --------------------------------------------
(DECREASE) INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                        614,206      (4,181,291)        (19,482)
                                            --------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                           2,399,936       2,174,018         583,039
Transfers between investment
sub-accounts and general account, net          3,311,417       1,975,504         628,549
Surrenders and lapses                           (362,524)       (543,694)        (15,429)
Contract benefits                                (96,794)       (161,386)        (11,256)
Loan collateral interest received                    130             141            --
Transfers for policy loans                        (1,175)           (538)           --
Contract charges                                  (4,516)        (10,642)           (193)
Miscellaneous                                      9,702          37,065           4,703
                                            --------------------------------------------
Total net accumulation unit transactions       5,256,176       3,470,468       1,189,413
                                            --------------------------------------------
(Decrease) increase in net assets              5,870,382        (710,823)      1,169,931
Net assets, beginning of period                6,021,842      13,888,845          58,912
                                            --------------------------------------------
NET ASSETS, END OF PERIOD                   $ 11,892,223    $ 13,178,022    $  1,228,844
                                            ============================================
UNITS ISSUED, TRANSFERRED AND REDEEMED:
  Beginning balance                           337,481.08      816,620.11        6,231.81
  Units issued                                138,839.02      138,369.20       71,596.39
  Units transferred                           191,569.25      125,734.41       77,184.88
  Units redeemed                              (26,332.55)     (43,219.62)      (2,722.96)
                                            --------------------------------------------
  Ending balance                              641,556.80    1,037,504.10      152,290.12
                                            ============================================



The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                           VIPF
                                            -----------------------------------------------------------------------------
                                               EQUITY                                             HIGH           INDEX
                                               INCOME           OVERSEAS      GROWTH             INCOME           500
                                               ------           --------      ------             ------           ---

NET INVESTMENT INCOME (LOSS)                $    578,555    $    981,135    $    958,977    $    467,144    $    (68,921)
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
Net realized (loss) gain from shares sold       (379,003)     (1,018,481)     (1,364,058)       (784,610)       (566,636)
Net unrealized (depreciation)
appreciation on investments                   (1,032,200)     (2,117,064)     (3,281,296)       (277,621)     (3,622,836)
                                            ----------------------------------------------------------------------------
Net realized and unrealized
(loss) gain on investments                    (1,411,203)     (3,135,545)     (4,645,354)     (1,062,231)     (4,189,472)
                                            ----------------------------------------------------------------------------
(DECREASE) INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                       (832,648)     (2,154,410)     (3,686,377)       (595,087)     (4,258,393)
                                            ----------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                           1,999,926       1,116,223       1,969,026         492,584       3,912,022
Transfers between investment
sub-accounts and general account, net          1,701,886       1,014,803         964,224         476,362         (34,451)
Surrenders and lapses                           (715,889)       (295,224)       (656,425)       (309,584)     (1,177,537)
Contract benefits                               (104,014)        (48,186)       (135,268)        (88,587)       (386,505)
Loan collateral interest received                    281            --                60            --               352
Transfers for policy loans                           203            (204)            (85)           --               113
Contract charges                                  (6,345)         (5,376)        (11,825)         (2,272)        (22,747)
Miscellaneous                                     14,574           2,047          19,421             906          (1,703)
                                            ----------------------------------------------------------------------------
Total net accumulation unit transactions       2,890,622       1,784,083       2,149,128         569,409       2,289,544
                                            ----------------------------------------------------------------------------
Increase (decrease) in net assets              2,057,975        (370,327)     (1,537,249)        (25,678)     (1,968,849)
Net assets, beginning of period               11,741,455       9,014,994      18,071,312       4,177,820      29,631,690
                                            ----------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                   $ 13,799,430    $  8,644,667    $ 16,534,064    $  4,152,143    $ 27,662,843
                                            ============================================================================
UNITS ISSUED, TRANSFERRED AND REDEEMED:
  Beginning balance                           877,837.96      764,738.39    1,030,524.99      501,300.74    2,023,959.28
  Units issued                                154,264.70      111,755.86      119,641.18       61,507.59      266,510.45
  Units transferred                           131,275.33      101,601.79       58,587.83       59,482.02       (2,347.04)
  Units redeemed                              (62,571.33)     (34,735.86)     (47,644.51)     (49,889.07)    (108,185.86)
                                            ----------------------------------------------------------------------------
  Ending balance                            1,100,806.66      943,360.18    1,161,109.49      572,401.28    2,179,936.83
                                            ============================================================================






                                                         VIPF
                                            -----------------------------
                                                             INVESTMENT
                                              CONTRAFUND      GRADE BOND
                                              ----------      ----------

NET INVESTMENT INCOME (LOSS)                $    240,936    $     (3,459)
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
Net realized (loss) gain from shares sold       (541,514)         49,779
Net unrealized (depreciation)
appreciation on investments                   (1,387,216)        112,256
                                            ----------------------------
Net realized and unrealized
(loss) gain on investments                    (1,928,730)        162,035
                                            ----------------------------
(DECREASE) INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                     (1,687,794)        158,576
                                            ----------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                             872,829       2,423,102
Transfers between investment
sub-accounts and general account, net            390,113       5,229,133
Surrenders and lapses                           (458,049)       (106,529)
Contract benefits                               (108,177)       (127,094)
Loan collateral interest received                   --              --
Transfers for policy loans                          --              --
Contract charges                                  (8,916)         (1,132)
Miscellaneous                                      2,914           3,257
                                            ----------------------------
Total net accumulation unit transactions         690,714       7,420,737
                                            ----------------------------
Increase (decrease) in net assets               (997,080)      7,579,313
Net assets, beginning of period               12,000,413         695,468
                                            ----------------------------
NET ASSETS, END OF PERIOD                   $ 11,003,332    $  8,274,781
                                            ============================
UNITS ISSUED, TRANSFERRED AND REDEEMED:
  Beginning balance                           757,511.71       68,296.49
  Units issued                                 57,041.99      225,781.25
  Units transferred                            25,495.04      487,243.34
  Units redeemed                              (37,396.86)     (21,570.68)
                                            ----------------------------
  Ending balance                              802,651.88      759,750.40
                                            ============================








The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                               NEUBERGER             INVESCO VARIABLE
                                             JP  MORGAN SERIES TRUST II          BERMAN                INVESTMENT FUND
                                           ------------------------------    -------------    ------------------------------
                                            INTERNATIONAL       SMALL          PARTNERS
                                            OPPORTUNITIES      COMPANY         PORTFOLIO        DYNAMICS         TECHNOLOGY
                                            -------------      -------         ---------        --------         ----------

NET INVESTMENT INCOME (LOSS)               $      20,419    $     (13,725)   $      17,169    $      (7,915)   $      (5,136)
REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized loss from shares sold               (61,668)        (111,320)         (62,105)        (137,871)        (123,491)
Net unrealized (depreciation)
appreciation on investments                     (161,843)          14,578           18,748           33,644          (51,702)
Net realized and unrealized
loss on investments                             (223,511)         (96,742)         (43,357)        (104,227)        (175,193)
                                           ---------------------------------------------------------------------------------
DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                       (203,092)        (110,467)         (26,190)        (112,142)        (180,329)
                                           ---------------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                           310,309          146,360          186,313          443,303          322,387
                                           ---------------------------------------------------------------------------------
  Transfers between investment
  sub-accounts and general account, net          212,394           44,572           90,633          975,553          564,049
  Surrenders and lapses                          (58,893)         (67,343)         (62,902)         (17,877)         (22,985)
  Contract benefits                                 --               --            (14,738)            --               --
  Loan collateral interest received                 --               --               --               --               --
  Transfers for policy loans                        --               --               --               --               --
  Contract charges                                  (622)            (729)            (446)            (142)             (95)
  Miscellaneous                                      711              (43)            (120)          (3,035)          (4,175)
                                           ---------------------------------------------------------------------------------
Total net accumulation unit transactions         463,899          122,819          198,740        1,397,802          859,181
                                           ---------------------------------------------------------------------------------
Increase (decrease) in net assets                260,807           12,350          172,550        1,285,660          678,852
Net assets, beginning of period                  862,140        1,053,078          775,226           64,753           74,544
                                           ---------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                  $   1,122,947    $   1,065,428    $     947,777    $   1,350,413    $     753,392
                                           =================================================================================
UNITS ISSUED, TRANSFERRED AND REDEEMED:
  Beginning balance                            79,538.84        84,711.61        72,340.65         6,055.31         7,402.18
  Units issued                                 33,709.13        11,666.05        18,711.10        57,060.92        49,772.28
  Units transferred                            23,072.55         3,552.75         9,102.12       125,570.93        87,081.30
  Units redeemed                               (6,387.90)       (5,429.28)       (7,854.12)       (2,709.99)       (4,207.94)
                                          ---------------------------------------------------------------------------------
  Ending balance                              129,932.62        94,501.13        92,299.75       185,977.17       140,047.82
                                          ==================================================================================



                                               HEALTH
                                               SCIENCE           TOTAL
                                           -------------    -------------

NET INVESTMENT INCOME (LOSS)               $      (8,780)   $   6,785,764
REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized loss from shares sold               (50,073)     (20,214,954)
Net unrealized (depreciation)
appreciation on investments                       43,012      (15,379,963)
                                           ------------------------------
Net realized and unrealized
loss on investments                               (7,061)     (35,594,917)
                                           ------------------------------
DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                        (15,841)     (28,809,153)
                                           ------------------------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                           723,903       37,841,128
  Transfers between investment
  sub-accounts and general account, net          800,781       35,187,547
  Surrenders and lapses                          (24,351)      (9,982,371)
  Contract benefits                                 --         (2,500,767)
  Loan collateral interest received                 --              2,590
  Transfers for policy loans                        --            (15,266)
  Contract charges                                  (408)        (141,671)
  Miscellaneous                                    1,689          191,858
                                           ------------------------------
Total net accumulation unit transactions       1,501,614       60,583,048
                                           ------------------------------
Increase (decrease) in net assets              1,485,773       31,773,895
Net assets, beginning of period                  209,849      198,592,177
                                           ------------------------------
NET ASSETS, END OF PERIOD                  $   1,695,623    $ 230,366,072
                                           ==============================
UNITS ISSUED, TRANSFERRED AND REDEEMED:
  Beginning balance                            19,839.77
  Units issued                                 80,093.31
  Units transferred                            88,599.08
  Units redeemed                               (2,552.52)
                                           -------------
  Ending balance                              185,979.64
                                           =============




The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                           MARKET STREET FUND
                                            ----------------------------------------------------------------------------
                                                 MONEY                       AGGRESSIVE
                                                 MARKET          GROWTH        GROWTH          MANAGED          BOND
                                                 ------          ------        ------          -------          ----

Net investment income                       $    310,642    $    820,864    $     81,984    $    434,050    $    215,036
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from shares sold           --            69,370         299,354        (191,964)       (122,466)
Net unrealized (depreciation)
appreciation on investments                         --          (498,198)        (13,139)        240,604         297,634
                                            -----------------------------------------------------------------------------
Net realized and unrealized
(loss) gain on investments                          --          (428,828)        286,215          48,640         175,168
INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                       310,642         392,036         368,199         482,690         390,204
                                            -----------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                         6,105,127       2,829,007       1,784,316       1,966,232       1,237,330
  Transfers between investment
   sub-accounts and general account, net     (14,361,506)    (15,111,706)     (3,342,194)       (978,902)       (472,418)
  Surrenders and lapses                       (1,576,192)       (699,715)        (57,155)       (297,308)       (334,334)
  Contract benefits (50,841) (204,240)              --          (161,763)       (131,923)           (981)        (31,301)
  Loan collateral interest received                 --              --              --              --              --
  Transfers for policy loans                        --              --            (2,516)           --              --
  Contract charges                                (5,518)         (8,274)         (1,967)         (4,885)         (2,967)
  Miscellaneous                                   (1,755)         (1,514)         (2,615)         (4,494)            179
                                            -----------------------------------------------------------------------------
Total net accumulation unit transactions      (9,890,685)    (13,196,442)     (1,622,131)        518,880         295,867
                                            -----------------------------------------------------------------------------
(Decrease) increase in net assets             (9,580,043)    (12,804,406)     (1,253,932)      1,001,570         686,071
Net assets, beginning of period                9,580,043      12,804,406       1,253,932       6,526,156       4,817,114
                                            -----------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                   $       --      $       --      $       --      $  7,527,726    $  5,503,185
                                            =============================================================================
UNITS ISSUED, TRANSFERRED AND REDEEMED:
  Beginning balance                           874,549.32    1,054,556.24       95,953.53      555,721.09      454,241.28
  Units issued                                539,824.56      226,072.07      105,547.22      158,857.47      108,464.09
  Units transferred                         (1,269,866.07)  (1,207,609.13)   (197,700.01)     (79,088.27)     (41,412.06)
  Units redeemed                             (144,507.81)     (73,019.18)      (3,800.74)     (37,847.41)     (41,116.39)
                                            -----------------------------------------------------------------------------
  Ending balance                                    --              --              --        597,642.88      480,176.92
                                            =============================================================================







                                                                                           STRONG VARIABLE
                                                 MARKET STREET FUND           STRONG       INSURANCE FUND
                                            ----------------------------    ------------    ------------
                                                              SENTINEL      OPPORTUNITY        MID CAP
                                            INTERNATIONAL      GROWTH         FUND II           GROWTH
                                            -------------      ------         -------           ------

Net investment income                       $    270,504    $  3,989,631    $    679,986    $    878,014
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from shares sold       (125,675)     (4,394,344)        137,005       2,037,823
Net unrealized (depreciation)
appreciation on investments                     (373,782)     (1,496,517)       (608,271)     (6,025,140)
                                            ------------------------------------------------------------
Net realized and unrealized
(loss) gain on investments                      (499,457)     (5,890,861)       (471,266)     (3,987,317)
INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                      (228,953)     (1,901,230)        208,720      (3,109,303)
                                            ------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                           464,917       5,042,030       1,681,575       7,188,621
  Transfers between investment
   sub-accounts and general account, net      (2,541,972)     (8,839,114)        874,527       1,676,912
  Surrenders and lapses                          (93,941)       (369,120)       (149,098)       (717,975)
  Contract benefits (50,841) (204,240)              --          (218,532)
  Loan collateral interest received                 --              --              --              --
  Transfers for policy loans                        --            (3,062)         (2,452)         (3,859)
  Contract charges                                (1,202)         (8,671)         (3,883)         (8,870)
  Miscellaneous                                   (1,377)         (1,633)         (1,755)         33,061
                                            ------------------------------------------------------------
Total net accumulation unit transactions      (2,174,556)     (4,210,871)      2,398,914       7,949,358
                                            ------------------------------------------------------------
(Decrease) increase in net assets             (2,403,509)     (6,112,101)      2,607,634       4,840,055
Net assets, beginning of period                2,403,509       6,112,101       3,341,274       8,525,921
                                            ------------------------------------------------------------
NET ASSETS, END OF PERIOD                   $       --      $       --      $  5,948,908    $ 13,365,976
                                            ============================================================
UNITS ISSUED, TRANSFERRED AND REDEEMED:
  Beginning balance                           182,285.50      351,289.99      200,977.44      318,571.77
  Units issued                                 38,972.38      420,629.05       97,714.21      249,656.37
  Units transferred                          (213,084.71)    (737,399.05)      50,817.67       58,238.12
  Units redeemed                               (8,173.17)     (34,519.99)      (9,134.00)     (31,818.19)
                                            ------------------------------------------------------------
  Ending balance                                    --              --        340,375.32      594,648.07
                                            ============================================================




The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                     SENTINEL VARIABLE  PRODUCTS TRUST
                                             -----------------------------------------------------------------------------
                                                  MONEY          COMMON           SMALL          MID CAP          GROWTH
                                                  MARKET          STOCK          COMPANY         GROWTH            INDEX
                                                  ------          -----          -------         ------            -----

NET INVESTMENT INCOME (LOSS)                 $     38,402    $     (1,472)   $       (321)   $    (15,446)   $         (4)
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from shares sold            --             2,262           3,932          35,955              (1)
Net unrealized appreciation
 (depreciation) on investments                       --           647,842         363,322         127,923          (1,029)
                                             ----------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments                          --           650,104         367,254         163,878          (1,030)
INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                         38,402         648,632         366,933         148,432          (1,034)
                                             ----------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                            331,996         564,750         847,859         807,693          50,368
  Transfers between investment
   sub-accounts and general account, net       10,524,259      13,035,287       4,817,074      12,918,581           9,578
  Surrenders and lapses                           (31,060)        (26,168)        (11,121)        (36,233)           --
  Contract benefits                                  --              --              --              --              --
  Loan collateral interest received                  --              --              --              --              --
  Transfers for policy loans                         --              --              --              --              --
  Contract charges                                   (217)           (574)           (150)           (665)           --
  Miscellaneous                                   (10,320)        (19,407)          1,247          51,037            --
                                             ----------------------------------------------------------------------------
  Total net accumulation unit transactions     10,814,658      13,553,888       5,654,909      13,740,413          59,946
                                             ----------------------------------------------------------------------------
Increase in net assets                         10,853,060      14,202,520       6,021,842      13,888,845          58,912
Net assets, beginning of period                      --              --              --              --              --
                                             ----------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                    $ 10,853,060    $ 14,202,520    $  6,021,842    $ 13,888,845    $     58,912
                                             ============================================================================
UNITS ISSUED, TRANSFERRED AND REDEEMED:
  Beginning balance                                  0.00            0.00            0.00            0.00            0.00
  Units issued                                  29,053.89       45,013.83       50,599.64       48,002.80        5,236.11
  Units transferred                            921,006.99    1,038,987.60      287,479.66      767,777.00          995.70
  Units redeemed                                (3,640.27)      (3,678.34)        (598.22)         840.31            0.00
                                             ----------------------------------------------------------------------------
  Ending balance                               946,420.61    1,080,323.09      337,481.08      816,620.11        6,231.81
                                             ============================================================================







                                                       ALGER AMERICAN FUND                      DREYFUS
                                             ---------------------------------------------   -------------
                                                                               LEVERAGED       SOCIALLY
                                                GROWTH         SMALL CAP        ALL CAP       RESPONSIBLE
                                                ------         ---------        -------       -----------

NET INVESTMENT INCOME (LOSS)                 $  2,127,530    $  2,495,845    $        (11)   $         15
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from shares sold        (892,239)     (4,293,042)             (1)           --
Net unrealized appreciation
 (depreciation) on investments                 (4,818,663)       (859,609)            416              12
                                             ------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments                    (5,710,902)     (5,152,651)            415              12
INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                     (3,583,372)     (2,656,806)            404              27
                                             ------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                          8,637,159       4,517,614          46,932            --
  Transfers between investment
   sub-accounts and general account, net        1,801,138       1,743,884           2,492           2,000
  Surrenders and lapses                          (756,284)       (255,032)           --              --
  Contract benefits                              (167,501)           (428)           --              --
  Loan collateral interest received                  --              --              --              --
  Transfers for policy loans                       (4,772)         (3,950)           --              --
  Contract charges                                (16,186)         (5,829)           --              --
  Miscellaneous                                    73,367          (5,505)              1            --
                                             ------------------------------------------------------------
  Total net accumulation unit transactions      9,566,921       5,990,754          49,425           2,000
                                             ------------------------------------------------------------
Increase in net assets                          5,983,549       3,333,948          49,829           2,027
Net assets, beginning of period                12,738,432       4,310,751            --              --
                                             ------------------------------------------------------------
NET ASSETS, END OF PERIOD                    $ 18,721,981    $  7,644,699    $     49,829    $      2,027
                                             ============================================================
UNITS ISSUED, TRANSFERRED AND REDEEMED:
  Beginning balance                            620,992.78      243,152.97            --              --
  Units issued                                 419,725.39      269,544.48        4,723.33            --
  Units transferred                             87,526.85      104,049.24          250.80          202.71
  Units redeemed                               (42,344.78)     (16,154.00)           0.10            --
                                             ------------------------------------------------------------
  Ending balance                             1,085,900.24      600,592.69        4,974.23          202.71
                                             =============================================================




The accompanying notes are an integral part of these financial statements.




                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                           VIPF
                                             -----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                 $    574,405    $    349,180    $  1,165,363    $    222,897    $    (27,135)
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
Net realized (loss) gain from shares sold     (175,379.00)        266,005         554,969        (256,384)      1,318,337
Net unrealized appreciation
 (depreciation) on investments                    351,880      (1,797,215)     (4,304,437)     (1,168,600)     (4,520,763)
                                             -----------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments                    176,501.28      (1,531,210)     (3,749,468)     (1,424,984)     (3,202,426)
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                         750,906      (1,182,030)     (2,584,105)     (1,202,087)     (3,229,561)
                                             -----------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                          2,611,217       2,859,169       7,891,447       1,350,844       8,468,708
  Transfers between investment
   sub-accounts and general account, net           60,019       4,230,386       2,350,131          26,078       1,270,863
  Surrenders and lapses                          (465,370)       (216,988)       (585,771)       (210,802)       (854,400)
  Contract benefits                               (20,754)       (203,661)       (154,102)       (133,182)       (223,988)
  Loan collateral interest received                  --              --              --              --              --
  Transfers for policy loans                       (2,568)           --            (1,152)           --            (5,669)
  Contract charges                                 (5,885)         (3,889)        (11,796)         (2,355)        (22,666)
  Miscellaneous                                    (1,130)          6,325           6,390           1,095          10,348
                                             -----------------------------------------------------------------------------
  Total net accumulation unit transactions      2,175,529       6,671,342       9,495,147       1,031,678       8,643,196
                                             -----------------------------------------------------------------------------
Increase (decrease) in net assets               2,926,435       5,489,312       6,911,042        (170,409)      5,413,635
Net assets, beginning of period                 8,815,020       3,525,682      11,160,270       4,348,229      24,218,055
                                             -----------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                    $ 11,741,455    $  9,014,994    $ 18,071,312    $  4,177,820    $ 29,631,690
                                             =============================================================================
UNITS ISSUED, TRANSFERRED AND REDEEMED:
  Beginning balance                            704,688.26      238,593.17      558,722.01      398,908.66    1,479,593.66
  Units issued                                 207,825.98      225,492.58      392,116.96      134,068.70      533,376.02
  Units transferred                              4,776.89      333,635.63      116,775.32        2,588.19       80,041.47
  Units redeemed                               (39,453.17)     (32,982.99)     (37,089.30)     (34,264.81)     (69,051.87)
                                             -----------------------------------------------------------------------------
  Ending balance                               877,837.96      764,738.39    1,030,524.99      501,300.74    2,023,959.28
                                             =============================================================================




                                                                                   AMERICAN CENTURY
                                                       VIPF                       VARIABLE PORTFOLIOS
                                             -----------------------------   -----------------------------
                                                              INVESTMENT                      VP INCOME &
                                               CONTRAFUND     GRADE BOND       VP VALUE         GROWTH
                                               ----------     ----------       --------         ------
NET INVESTMENT INCOME (LOSS)                 $  1,039,359    $       (591)   $     18,269    $    (29,851)
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
Net realized (loss) gain from shares sold         323,600              20         (41,635)         83,508
Net unrealized appreciation
 (depreciation) on investments                 (2,314,399)          9,721         347,123        (453,259)
                                             ------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments                    (1,990,799)          9,741         305,488        (369,751)
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        (951,440)          9,150         323,757        (399,602)
                                             ------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                          4,051,768          61,611         948,965       1,403,703
  Transfers between investment
   sub-accounts and general account, net          859,244         625,101         887,308         410,345
  Surrenders and lapses                          (380,977)           (654)        (32,328)        (89,779)
  Contract benefits                               (91,349)           --              --           (26,461)
  Loan collateral interest received                  --              --              --              --
  Transfers for policy loans                         --              --              --              --
  Contract charges                                 (8,845)           (116)           (521)         (2,459)
  Miscellaneous                                     2,076             376           1,248             802
                                             ------------------------------------------------------------
  Total net accumulation unit transactions      4,431,917         686,318       1,804,672       1,696,151
                                             ------------------------------------------------------------
Increase (decrease) in net assets               3,480,477         695,468       2,128,429       1,296,549
Net assets, beginning of period                 8,519,936            --           641,148       2,363,799
                                             ------------------------------------------------------------
NET ASSETS, END OF PERIOD                    $ 12,000,413    $    695,468    $  2,769,577    $  3,660,348
                                             ============================================================
UNITS ISSUED, TRANSFERRED AND REDEEMED:
  Beginning balance                            495,264.94            --         63,007.27      185,236.09
  Units issued                                 239,752.48        6,131.00       89,702.63      115,988.98
  Units transferred                             50,843.45       62,204.70       83,874.39       33,907.10
  Units redeemed                               (28,349.16)         (39.21)      (2,987.15)      (9,741.91)
                                             ------------------------------------------------------------
  Ending balance                               757,511.71       68,296.49      233,597.14      325,390.26
                                             ============================================================




   The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                            NEUBERGER
                                             JP MORGAN SERIES TRUST II       BERMAN           INVESCO VARIABLE INVESTMENT FUND
                                            --------------------------    -----------    -----------------------------------------
                                            INTERNATIONAL      SMALL        PARTNERS                                     HEALTH
                                            OPPORTUNITIES     COMPANY      PORTFOLIOS       DYNAMICS    TECHNOLOGY       SCIENCE
                                            -------------     -------      ----------       --------    ----------       -------

NET INVESTMENT INCOME (LOSS)                $     8,927    $    10,159    $    85,439    $       (34)   $       (38)   $       (97)
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from shares sold         6,784         50,821        (20,304)            (2)            (6)             2
Net unrealized (depreciation)
 appreciation on investments                   (120,963)      (205,519)       (69,455)          (700)        (4,013)         4,164
                                            --------------------------------------------------------------------------------------
Net realized and unrealized
 (loss) gain on investments                    (114,179)      (154,698)       (89,759)          (702)        (4,019)         4,166
(DECREASE) INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                     (105,252)      (144,539)        (4,320)          (736)        (4,057)         4,069
                                            --------------------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                          503,806        557,467        118,637          9,035         19,214         10,253
  Transfers between investment
   sub-accounts and general account, net        139,159        215,181        199,383         56,525         59,387        195,504
  Surrenders and lapses                          (7,349)       (15,444)       (29,978)           (70)          --             --
  Contract benefits                                --             --          (18,807)          --             --             --
  Loan collateral interest received                --             --             --             --             --             --
  Transfers for policy loans                       --             --             --             --             --             --
  Contract charges                                 (555)          (587)          (455)          --             --             --
  Miscellaneous                                    (378)         1,284            312             (1)          --               23
                                            --------------------------------------------------------------------------------------
Total net accumulation unit transactions        634,683        757,901        269,092         65,489         78,601        205,780
                                            --------------------------------------------------------------------------------------
Increase (decrease) in net assets               529,431        613,362        264,772         64,753         74,544        209,849
Net assets, beginning of period                 332,709        439,716        510,454           --             --             --
                                            --------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                   $   862,140    $ 1,053,078    $   775,226    $    64,753    $    74,544    $   209,849
                                            ======================================================================================
UNITS ISSUED, TRANSFERRED AND REDEEMED:
  Beginning balance                           25,477.52      30,934.44      47,306.25           --             --             --
  Units issued                                42,913.42      39,555.29      11,037.14         835.40       1,809.46         988.52
  Units transferred                           11,853.35      15,268.25      18,549.17       5,226.47       5,592.72      18,849.03
  Units redeemed                                (705.45)     (1,046.37)     (4,551.91)         (6.56)          0.00           2.22
                                            --------------------------------------------------------------------------------------
  Ending balance                              79,538.84      84,711.61      72,340.65       6,055.31       7,402.18      19,839.77
                                            ======================================================================================







                                              VAN ECK
                                             WORLDWIDE
                                             INSURANCE
                                               TRUST
                                            -----------
                                             WORLDWIDE
                                               BOND
                                            -----------
NET INVESTMENT INCOME (LOSS)                $    13,124
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from shares sold       (41,114)
Net unrealized (depreciation)
 appreciation on investments                     13,099
                                            -----------
Net realized and unrealized
 (loss) gain on investments                     (28,015)
(DECREASE) INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                      (14,891)
                                            -----------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                           32,421
  Transfers between investment
   sub-accounts and general account, net       (392,734)
  Surrenders and lapses                         (29,603)
  Contract benefits                                (563)
  Loan collateral interest received                --
  Transfers for policy loans                       --
  Contract charges                                 (102)
  Miscellaneous                                     (13)
                                            -----------
Total net accumulation unit transactions       (390,594)
                                            -----------
Increase (decrease) in net assets              (405,485)
Net assets, beginning of period                 405,485
                                            -----------
NET ASSETS, END OF PERIOD                   $      --
                                            ===========
UNITS ISSUED, TRANSFERRED AND REDEEMED:
  Beginning balance                           39,146.49
  Units issued                                 3,249.33
  Units transferred                          (39,360.97)
  Units redeemed                              (3,034.85)
                                            -----------
  Ending balance                                   --
                                            ===========




The accompanying notes are an integral part of these financial statements.




                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2000



                                                         GOLDMAN SACH VARIABLE INSURANCE TRUST
                                            ----------------------------------------------------------------
                                            INTERNATIONAL        GLOBAL          CORE SMALL       MID CAP
                                                EQUITY           INCOME          CAP EQUITY        VALUE            TOTAL
                                                ------           ------          ----------        -----        -------------

NET INVESTMENT (LOSS) INCOME                $     (10,560)   $      (1,897)   $      (2,100)   $      (6,975)   $  15,733,093
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
Net realized (loss) gain from shares sold        (118,106)           7,549          (13,946)          98,783       (5,390,529)
Net unrealized (depreciation)
appreciation on investments                       (41,620)           3,774           (9,904)          12,031      (27,285,650)
                                            ---------------------------------------------------------------------------------
Net realized and unrealized
(loss) gain on investments                       (159,726)          11,323          (23,850)         110,814      (32,676,179)
(DECREASE) INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                       (170,286)           9,426          (25,950)         103,839      (16,943,086)
                                            ---------------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
 Participant deposits                             418,570           30,577          101,072          188,450       75,740,460
 Transfers between investment
  sub-accounts and general account, net          (563,563)        (157,826)        (172,332)        (575,927)      11,480,152
 Surrenders and lapses                            (30,282)          (3,948)            (305)         (14,365)      (8,379,149)
 Contract benefits                                   --               --               --               --         (1,840,377)
 Loan collateral interest received                   --               --               --               --               --
 Transfers for policy loans                          --               --               --               --            (30,000)
 Contract charges                                    (400)            (104)             (64)            (283)        (130,940)
 Miscellaneous                                        186                2             (268)             140          137,334
                                            ---------------------------------------------------------------------------------
 Total net accumulation unit transactions        (175,489)        (131,299)         (71,897)        (401,985)      76,977,480
                                            ---------------------------------------------------------------------------------
(Decrease) increase in net assets                (345,775)        (121,873)         (97,847)        (298,146)      60,034,394
Net assets, beginning of period                   345,775          121,873           97,847          298,146      138,557,783
                                            ---------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                   $        --      $        --      $        --      $        --      $ 198,592,177
                                            =================================================================================
UNITS ISSUED, TRANSFERRED AND REDEEMED:
 Beginning balance                              26,305.66        12,012.86         8,929.81        30,896.13
 Units issued                                   62,743.31         2,797.56        12,553.43        14,484.06
 Units transferred                             (84,477.64)      (14,439.88)      (21,404.12)      (44,265.12)
 Units redeemed                                 (4,571.33)         (370.54)          (79.12)       (1,115.07)
                                            ----------------------------------------------------------------
 Ending balance                                      --               --               --               --
                                            ================================================================



The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A Separate Account of National Life Insurance Company)

                       NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Annuity Account II (the Variable Account) began operations on June 20, 1997 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (National Life). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable annuity products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable annuity contracts issued by National Life. Sentinel Advisors Company, an indirectly-owned subsidiary of National Life, provides investment advisory services for certain Market Street Fund, Inc. mutual fund portfolios, for mutual fund portfolios within the Sentinel Variable Products Trust (SVPT), and for the SVPT Money Market Fund.

The Variable Account invests the accumulated contractholder account values in shares of mutual fund portfolios within Market Street Fund, Inc. (MSF), Dreyfus Socially Responsible Growth Fund, Strong Opportunity Fund II, Strong Variable Insurance Funds, American Century Variable Portfolios, Inc. (ACVP), Alger American Fund, SVPT, Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II (VIPF), JP Morgan Series Trust II, Neuberger Berman Partners Portfolio, and INVESCO Variable Investment Fund. Net premiums received by the Variable Account are deposited in investment portfolios as designated by the contractholder, except for initial net premiums on new contracts which are first invested in the SVPT Money Market Fund. Contractholders may also direct the allocations of their account value between the various investment portfolios within the Variable Account and a declared interest account (within the General Account of National Life) through participant transfers.

There are twenty-eight sub-accounts within the Variable Account as of December 31, 2001. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated contractholder account values of the underlying variable annuity contracts investing in the sub-account.

On November 30, 2000, and pursuant to an order from the Securities and Exchange Commission, certain mutual fund substitutions and sub-account consolidations were completed. This order replaced shares of certain investment portfolios within the MSF, Goldman Sachs Variable Insurance Trust (GSVIT), and Van Eck Worldwide Insurance Trust (VEWIT) portfolios with shares from the SVPT, VIPF, and ACVP portfolios. The replaced investment portfolios within MSF, GSVIT, and VEWIT are no longer available to contractholders. Immediately following these substitutions, National Life combined the two sub-accounts now holding shares of VIPF Overseas Portfolio, the two sub-accounts holding shares of ACVP Value Portfolio, the two sub-accounts holding shares of SVPT Small Company Fund, and the two sub-accounts holding shares of VIPF Investment Grade Bond Portfolio.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the Variable Account's financial statements.

INVESTMENTS

The mutual fund portfolios consist of the Market Street Managed Fund, Market Street Bond Fund, Dreyfus Socially Responsible Growth Fund, Strong Opportunity Fund II, Strong Variable Insurance Funds Mid Cap Growth, American Century Variable Portfolios VP Value, American Century Variable Portfolios VP Income & Growth, Alger American Growth Fund, Alger American Small Cap Fund, Alger American Leveraged All Cap Fund, SVPT Money Market, SVPT Common Stock, SVPT Small Company, SVPT Mid Cap Growth, SVPT Growth Index, VIPF Equity Income, VIPF Overseas, VIPF Growth, VIPF High Income, VIPF Index 500, VIPF Contrafund, VIPF Investment Grade Bond, JP Morgan Series Trust II International Opportunities, JP Morgan Series Trust II Small Company, Neuberger Berman Partners Portfolio, INVESCO Variable Investment Fund Dynamics, INVESCO Variable Investment Fund Technology, and INVESCO Variable Investment Fund Health Sciences. The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

On November 30, 2000, shares of Market Street Fund Growth Portfolio, Market Street Fund Sentinel Growth Portfolio, Market Street Fund Aggressive Growth Portfolio, Market Street Fund International Portfolio, Market Street Fund Money Market Portfolio, Goldman Sachs Variable Insurance Trust International Equity Fund, Goldman Sachs Variable Insurance Trust Global Income Fund, Goldman Sachs Variable Insurance Trust CORE Small Cap Equity Fund, Goldman Sachs Variable Insurance Trust Mid Cap Value Fund (formerly Goldman Sachs Variable Insurance Trust Mid Cap Equity), and Van Eck Worldwide Bond Fund were replaced with shares of SVPT Common Stock Fund, SVPT Mid Cap Growth Fund, SVPT Small Company Fund, VIPF Overseas Portfolio, SVPT Money Market Fund, VIPF Investment Grade Bond Portfolio, SVPT Small Company Fund, ACVP Value Portfolio, and VIPF Investment Grade Bond Portfolio, respectively.

INVESTMENT VALUATION

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statement of Operations.

INVESTMENT TRANSACTIONS

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income (including capital gain distributions) are recorded on the ex-dividend date. The cost of investments sold was determined using the first in, first out method.

FEDERAL INCOME TAXES

The operations of the Variable Account are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.

NOTE 3 - CHARGES AND EXPENSES

Mortality and expense risk charges are deducted daily from each sub-account based on each sub-account's net asset value. Such charges reimburse National Life for its assumption of mortality and expense risk. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

A contract rider providing certain contract benefit guarantees is available. Contract charges are deducted annually from each contractholder's accumulated account value for the insurance protection provided and are remitted to National Life.

The underlying variable annuity contracts are subject to deferred sales charges. Net premiums paid are subject to these charges if withdrawn within seven years of the date of premium deposit.

Contract values under $50,000 are assessed an annual fee of $30.

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2001 are set forth below:

       Portfolio                                          Shares         Cost
       ---------                                          ------         ----
Market Street Fund
  Managed                                                601,534     $ 9,163,842
  Bond                                                   918,157       9,753,175
Dreyfus Socially Responsible Growth Fund                  18,443         521,722
Strong Opportunity Fund II                               360,141       8,425,225
Strong Variable Insurance Funds
  Mid Cap Growth                                         608,634      15,827,131
  American Century Variable Portfolios
  VP Value                                               882,769       5,983,171
  VP Income & Growth                                     808,183       5,726,663
Alger American Fund
  Growth                                                 479,499      17,325,963
  Small Cap                                              381,326       5,835,026
  Leveraged All Cap                                       32,199       1,001,382
Sentinel Variable Products Trust
  Money Market                                        15,709,999      15,709,999
  Common Stock                                         1,944,741      19,237,568
  Small Company                                        1,055,211      10,904,086
  Mid Cap Growth                                       1,715,888      15,715,721
  Growth Index                                           150,409       1,227,448
VIPF
  Equity Income                                          606,568      14,312,667
  Overseas                                               622,815      11,703,938
  Growth                                                 491,939      22,141,679
  High Income                                            647,760       5,616,604
  Index 500                                              212,677      32,186,440
  Contrafund                                             546,614      13,249,047
  Investment Grade Bond                                  640,463       8,152,804
JP Morgan Series Trust II
  International Opportunities                            126,887       1,367,852
  Small Company                                           80,592       1,152,864
Neuberger Berman Partners Portfolio                       62,767         984,384
INVESCO Variable Investment Fund
  Dynamics                                               107,688       1,317,467
  Technology                                              49,017         809,107
  Health Sciences                                         93,166       1,648,447

  Total                                                            $ 257,001,422
                                                                   =============



The cost also represents the aggregate cost for federal income tax purposes.

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the period ended December 31, 2001 aggregated the following:

                                                                       Sales
          Portfolio                                    Purchases      Proceeds
          ---------                                    ---------      --------
Market Street Fund
  Managed                                            $ 4,334,209     $ 2,081,057
  Bond                                                 6,265,406       1,838,400
Dreyfus Socially Responsible Growth Fund                 666,500         135,869
Strong Opportunity Fund II                             4,488,934       2,093,860
Strong Variable Insurance Funds
  Mid Cap Growth                                       4,405,247       3,462,455
American Century Variable Portfolios
  VP Value                                             4,889,203       1,652,144
  VP Income & Growth                                   2,813,540         876,421
Alger American Fund
  Growth                                              41,244,092      37,590,039
  Small Cap                                           45,480,367      44,319,033
  Leveraged All Cap                                    3,647,418       2,608,515
Sentinel Variable Products Trust
  Money Market                                        95,058,005      90,201,066
  Common Stock                                         8,969,300       3,187,048
  Small Company                                        7,543,921       2,365,822
  Mid Cap Growth                                       7,750,266       4,456,447
  Growth Index                                         1,310,830         124,941
VIPF
  Equity Income                                        6,251,554       2,782,380
  Overseas                                             4,529,828       1,764,612
  Growth                                               7,054,804       3,946,701
  High Income                                          2,277,717       1,241,164
  Index 500                                            9,329,233       7,108,613
  Contrafund                                           3,311,379       2,379,732
  Investment Grade Bond                                9,314,615       1,897,337
JP Morgan Series Trust II
  International Opportunities                            647,065         162,747
  Small Company                                          427,972         318,880
Neuberger Berman Partners Portfolio                      443,519         227,611
INVESCO Variable Investment Fund
  Dynamics                                             1,742,562         352,677
  Technology                                           1,091,964         237,923
  Health Sciences                                      1,972,684         479,848

NOTE 6 -- FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Segment and the expense ratios, excluding expenses of the underlying funds, and total return for the period ended December 31, 2001 follows:


                                                                                                       RATIO
                                                                                             RATIO      OF
                                                                                              OF      DIVIDEND
                                                            UNIT     UNIT                  EXPENSES    INCOME
                                                            VALUE   VALUE                     TO        TO
                                                          (BEGINNING (END                   AVERAGE     AVERAGE
                                                             OF       OF          NET         NET        NET     TOTAL
 PORTFOLIO                                        UNITS     YEAR)    YEAR)      ASSETS       ASSETS*   ASSETS** RETURN***
 ---------                                        -----     -----    -----      ------       -------   -------- ---------

Market Street Fund
  Managed                                       742,241.96   12.60   11.55     8,571,857      1.39%    3.37%     (8.34%)
  Bond                                          831,321.19   11.46   12.14    10,090,540      1.30%    4.30%      5.92%
Dreyfus Socially Responsible Growth Fund         64,416.84   10.00    7.64       491,883      1.13%    0.09%    (23.64%)
Strong Opportunity Fund II                      422,080.77   17.48   16.60     7,004,736      1.39%    0.41%     (5.06%)
Strong Variable Insurance Funds
  Mid Cap Growth                                649,737.70   22.48   15.34     9,969,426      1.52%     --      (31.74%)
American Century Variable Portfolios
  VP Value                                      497,921.29   11.86   13.19     6,567,803      1.24%    0.71%     11.22%
  VP Income & Growth                            513,559.72   11.25   10.17     5,220,862      1.42%    0.74%     (9.64%)
Alger American Fund
  Growth                                      1,176,016.07   17.24   14.99    17,631,187      1.47%    0.24%    (13.04%)
  Small Cap                                     713,337.23   12.73    8.85     6,310,943      1.52%    0.05%    (30.50%)
  Leveraged All Cap                             122,328.68   10.02    8.30     1,015,869      1.20%     --      (17.12%)
Sentinel Variable Products Trust
  Money Market                                1,339,572.89   11.47   11.73    15,709,999      1.30%    3.19%      2.25%
  Common Stock                                1,550,727.39   13.15   11.91    18,475,038      1.37%    1.26%     (9.40%)
  Small Company                                 641,556.80   17.84   18.54    11,892,223      1.31%    0.40%      3.90%
  Mid Cap Growth                              1,037,504.10   17.01   12.70    13,178,022      1.48%     --      (25.33%)
  Growth Index                                  152,290.12    9.45    8.07     1,228,844      1.06%    0.47%    (14.61%)
VIPF
  Equity Income                               1,100,806.66   13.38   12.54    13,799,430      1.40%    1.59%     (6.31%)
  Overseas                                      943,360.18   11.79    9.16     8,644,667      1.45%    5.20%    (22.28%)
  Growth                                      1,161,109.49   17.54   14.24    16,534,064      1.46%    0.08%    (18.81%)
  High Income                                   572,401.28    8.33    7.25     4,152,143      1.44%   12.68%    (12.92%)
  Index 500                                   2,179,936.83   14.64   12.69    27,662,843      1.44%    1.19%    (13.32%)
  Contrafund                                    802,651.88   15.84   13.71    11,003,332      1.42%    0.81%    (13.46%)
  Investment Grade Bond                         759,750.40   10.18   10.89     8,274,781      1.09%    1.02%      6.99%
JP Morgan Series Trust II
  International Opportunities                   129,932.62   10.84    8.64     1,122,947      1.38%    1.19%    (20.27%)
  Small Company                                  94,501.13   12.43   11.27     1,065,428      1.41%    0.04%     (9.30%)
Neuberger Berman Partners Portfolio              92,299.75   10.72   10.27       947,777      1.40%    0.34%     (4.21%)
INVESCO Variable Investment Fund
  Dynamics                                      185,977.17   10.69    7.26     1,350,413      1.14%     --      (32.08%)
  Technology                                    140,047.82   10.07    5.38       753,392      1.21%     --      (46.58%)
  Health Sciences                               185,979.64   10.58    9.12     1,695,623      1.21%    0.47%    (13.83%)


* These ratios represent annualized contract expenses, consisting of mortality, expense and administrative fee charges, for the year ended December 31, 2001. The ratios include only those expenses that result in a direct reduction to unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

** These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

*** These amounts represent the total return for the year ended December 31, 2001, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.


NOTE 7 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to contractholders from accumulated net income. The accumulated net income will be distributed to contractholders as withdrawals (in the form of death benefits, surrenders or contract loans) in excess of the contractholders' net contributions to the Variable Account.

NOTE 8 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

NOTE 9 - LOANS

Policyholders may obtain loans as outlined in the variable annuity contract. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Segment to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Segment.

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         (a)      Financial Statements:

                  (1) Financial statements and schedule included in Prospectus

                           Condensed Financial Information

                  (2)      Financial statements and schedule included in Part B:

         National Life Insurance Company:

                  Independent Auditor's Report.



                     Consolidated Balance Sheets (GAAP Basis) as of December 31, 2001 and 2000.


                     Consolidated Statements of Operations and Policyholder's Equity (GAAP basis) for the years ended December 31, 2001 and 2000.


                     Consolidated Statements of Cash Flows (GAAP Basis) for the years ended December 31, 2001 and 2000.


                     Notes to Consolidated Financial Statements

                     Independent Auditor's Report.



         National Variable Annuity Account II

                  Independent Auditor's Report

                     Statement of Assets

                     Statement of Operations

                     Statement of Changes in Net Assets

                     Notes to Financial Statements




         (b)      Exhibits

                  (1)      Resolution of the Depositor's Board of
                           Directors authorizing the establishment of the Registrant.(1)

                  (2)      Not Applicable

                  (3) Distribution Agreement between the Variable Account/Registrant and Principal
                           Underwriter (2)

                  (4)  (a) The form of the variable annuity
                           contract (2)

                       (b) Enhanced Death Benefit Rider (2)


                       (c) Guaranteed Account Endorsement (10)

                       (d) Accelerated Benefits Rider - Covered Chronic
                           Illness (10)

                       (e) Accelerated Benefits Rider - Terminal Illness (10)


                  (5)      Variable Annuity Application (2)

                  (6)      Articles of Incorporation and By-Laws of
                           Depositor (3).

                  (7)      Not Applicable

                           (8)      (a)     Participation Agreement by  and
                                    among Market Street Fund, Inc., National
                                    Life Insurance Company and PML Securities
                                    Company. dated January, 30, 1996 (4).

                                    1.      Form of Amendment No. 1 dated
                                    June 20, 1997 by & among Market Street
                                    Fund, Inc., National Life Insurance
                                    Company, and 1717 Capital Management
                                    (formerly PML Securities Company) (7).

                                    (b)     Participation Agreement by
                                    and among Variable Insurance Products Fund,
                                    Fidelity Distributors Corporation and
                                    Vermont Life Insurance Company, (now
                                    National Life Insurance Company), dated
                                    August 1, 1989 (7).

                                    1.     Form of Amendment No. 1 to
                                    Participation Agreement by and among
                                    Variable Insurance Products Fund, Fidelity
                                    Distributions Corporation and Vermont Life
                                    Insurance Company (now National Life
                                    Insurance Company) dated January 1, 1996
                                    (5).

                                    2.      Form of Amendment No. 2 to
                                    Participation Agreement by and among
                                    Variable Insurance Products Fund, Fidelity
                                    Distributors Corporation and Vermont Life
                                    Insurance Company (now National Life
                                    Insurance Company) dated April 28,
                                    1997 (2).

                                    (c)     Participation Agreement by
                                    and among The Alger American Fund, National
                                    Life Insurance Company and Fred Alger and
                                    Company, dated January 31, 1995 (4).

                                    1.      Form of amended Schedule A to the
                                    Participation Agreement by and among The
                                    Alger American Fund, National Life
                                    Insurance Company and Fred Alger Company,
                                    Dated April 25, 1997 (2).

                                    (d)     Form of Participation Agreement by
                                    and among National Life Insurance Company,
                                    National Life Variable Annuity Account II and Strong Variable Insurance Funds, Inc., Strong Special Fund II, Inc., and Strong Funds Distributors, Inc., dated
                                    May 7, 1997 (2).

                                    (e)     Participation Agreement by and
                                    among Variable Insurance Products Fund II,
                                    Fidelity Distributors Corporation and
                                    Vermont Life Insurance Company (now
                                    National Life Insurance Company) dated
                                    April 1, 1990 (7).

                                    (1)      Form of Amendment No. 1 by and
                                    among Variable Insurance Products Fund II,
                                    Fidelity Distributors Corporation and
                                    Vermont Life Insurance Company (now
                                    National Life Insurance Company) dated
                                    April 28, 1997 (2).

                                    (g)      Form of Participation Agreement
                                    between National Life Insurance Company and
                                    American Century Investment, Inc. (6).

                                    (h)     Form of Participation Agreement
                                    between National Life Insurance Company and
                                    Neuberger & Berman Advisers Managers
                                    Trust (6).

                                    (i)     Form of Participation Agreement
                                    between National Life Insurance Company and
                                    J. P. Morgan Series Trust II (6).

                                    (k)     Participation Agreement between
                                    National Life Insurance Company and The
                                    Dreyfus Socially Responsible Growth Fund,
                                    Inc.(8 )

                                    (l)     Participation Agreement between
                                    National Life Insurance Company, INVESCO
                                    Variable Investment Funds, Inc.; INVESCO
                                    Funds Group, Inc., and INVESCO
                                    Distributors, Inc. (9)


                            (9) Opinion and consent of D. Russell Morgan, Assistant General Counsel of National Life Insurance Company.


                           (10)     (a)      Consent of Sutherland Asbill &
                                    Brennan LLP

                                    (b)      Consent of PriceWaterhouseCoopers
                                    LLP.

                           (11)     Not Applicable.

                           (12)     Not Applicable.

                           (13)     Performance Advertising Calculation
                                    Schedules (2)

                           (14)     Powers of Attorney.


                                            (a) Robert E. Boardman (1)
                                            (b) A. Gary Shilling (1)
                                            (c) Jeremiah E. Casey
                                            (d) Thomas H. MacLeay


(1) Incorporated herein by reference to Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed on
    January 10, 1997.

  (2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed May 28, 1997.

  (3) Incorporated herein by reference to the to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (COLI) filed on February 11, 1999.

  (4) Incorporated herin by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed March 12, 1996.

  (5) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed December 29, 1995.

  (6) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed April 16, 1998.

  (7) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-19583) for Variable Annuity Account II (Sentinel Advantage) filed February 25, 1999.

  (8) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.

  (9) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.

(10) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sentinel Advantage) filed May 1, 2001.


 Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*        Position with Depositor
------------------------------------        -----------------------
Patrick E. Welch                            Chairman of the Board, President,
                                            and Chief Executive Officer

Robert E. Boardman                          Director
Hickok & Boardman Financial Network
346 Shelburne Street, P. O. Box 1064
Burlington, VT  05402-1064


Jeremiah E. Casey                           Director
Allfirst Financial, Inc.
25 S. Charles Street
Baltimore, MD  21201


Thomas H. MacLeay                           Director
543 Bliss Road
East Montpelier  05651

A. Gary Shilling                            Director
A. Gary Shilling & Co., Inc.
500 Morris Avenue
Springfield, New Jersey  07081-1020

James A. Mallon                             Executive Vice President
                                            & Chief Marketing Officer


Edward Bonach                               Executive Vice President
                                            & Chief Financial Officer


Rodney A. Buck                              Executive Vice President & Chief
                                            Investment Officer

Gregory H. Doremus                          Senior Vice President-
                                            New Business & Customer
                                            Services

Michele S. Gatto                            Senior Vice President &
                                            General Counsel

Charles C. Kittredge                        Senior Vice President-Marketing
                                            Development and Operations

Wade H. Mayo                                Senior Vice President

Joseph A. Miller                            Senior Vice President

Michael A. Tahan                            Senior Vice President & Chief
                                            Information Officer


*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, Vermont 05604.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

                  A list of all persons directly or indirectly controlled by or under common control with National Life is set forth below.

         All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

         National Life Insurance Company owns 100% of Administrative Services, Inc. and National Financial Services, Inc. National Financial Services, Inc. owns 66.667% of LSW National Holdings, Inc.; LSW National Holdings Inc. owns 100% of Insurance Investors Life Insurance Company; Insurance Investors Life Insurance Company owns 100% of Life Insurance Company of the Southwest.

         National Life Insurance Company owns 100% of National Life Investment Management Company, Inc. National Life Investment Management Company, Inc. owns 100% of Sentinel Advisors, Inc., Equity Services, Inc. and NL Capital Management, Inc. Equity Services, Inc. owns 100% of Sentinel Administrative Service Corporation. Sentinel Administrative Service Corporation is the majority partner of Sentinel Administrative Service Company and Sentinel Advisors, Inc. is the majority partner of Sentinel Advisors Company.

         National Life Investment Management Company, Inc. is the majority partner of Sentinel Management Company, and Sentinel Financial Services Company. Sentinel Management Company owns 100% of American Guaranty & Trust Company.

Item 27. Number of Contract Owners


         As of March 31, 2002, 5,725 contracts are in force.


Item 28. Indemnification

         The By-Laws of Depositor provide, in part in Article VI, as follows:

         7.1  Indemnification.

         (a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

         (b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29  Principal Underwriter

         (a) Equity Services, Inc. (ESI) is the principal underwriter for National Variable Annuity Account II and National Variable Life Insurance Account.

         (b) The following information is furnished with respect to the officers and directors of ESI:



Name and Principal               Positions and Offices
Business Address*                with ESI
-----------------                --------
Joseph M. Rob                    Chairman of the Board
Kenneth R. Ehinger               President & Chief Executive Officer
John M. Grab, Jr.                Senior Vice President & Chief Financial Officer
Stephen A. Englese               Senior Vice President - Financial Products
Budd A. Shedaker                 Assistant Vice President - Communications
Greg D. Teese                    Vice President - Compliance
D. Russell Morgan                Counsel
Sharon E. Bernard                Treasurer & Controller
James K. McQueston               Secretary
Patrick E. Welch                 Director
Rodney A. Buck                   Director



*Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.


Item 30. Location of Accounts and Records

         All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.


Item 31. Management Services

         All management contracts are discussed in Part A or Part B.


Item 32  Undertakings

         (a) Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted;

         (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

         (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this form promptly upon written or oral request.

         (d) Reliance on No-Action Letter Regarding Section 403(b) Retirement Plan. National Life Insurance Company and the Registrant/Variable Account rely on a no-action letter issued by the Division of Investment Management to the American Council of Life Insurance on November 28, 1988 and represent that the conditions enumerated therein have been or will be complied with.

         (e) National Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by National Life Insurance Company.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Annuity Account II, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 30th day of April, 2002.


                                      NATIONAL VARIABLE ANNUITY
                                      ACCOUNT II (Registrant)

                                      By: NATIONAL LIFE INSURANCE COMPANY



Attest:/S/ CHRISTOPHER M. NERONHA     By: /S/ PATRICK E. WELCH
       --------------------------        --------------------
           Christopher M. Neronha        Patrick E. Welch
           Assistant Secretary           Chairman, President and
                                         Chief Executive Officer




                                         By:  NATIONAL LIFE INSURANCE COMPANY
                                                    (Depositor)



Attest:/S/ CHRISTOPHER M. NERONHA         By: /S/ PATRICK E. WELCH
       --------------------------             --------------------
           Christopher M. Neronha               Patrick E. Welch
           Assistant Secretary                  Chairman, President and
                                                Chief Executive Officer

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

SIGNATURE                   TITLE                           DATE
---------                   -----                           ----

/S/ PATRICK E. WELCH        Chairman, President             April 30, 2002
--------------------        and Chief Executive Officer
Patrick E. Welch



/S/ EDWARD BONACH           Executive Vice President &      April 30, 2002
-----------------           Chief Financial Officer
Edward Bonach



ROBERT E. BOARDMAN*         Director                        April 30, 2002
------------------
Robert E. Boardman


JEREMIAH E. CASEY*          Director                        April, 30, 2002
-----------------
Jeremiah E. Casey


THOMAS H. MACLEAY*          Director                        April, 30, 2002
-----------------
Thomas H. MacLeay


A. GARY SHILLING*           Director                        April 30, 2002
----------------
A. Gary Shilling



*By  /s/ Patrick E. Welch                               Date: April 30, 2002
     --------------------
      Patrick E. Welch
      Pursuant to Power of Attorney